As filed with the Securities and Exchange Commission on October 9, 2025

File No. 333-286911

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. 3	☒

Post-Effective Amendment No. ____	☐

(Check appropriate box or boxes)

Fundrise Real Estate Interval Fund II, LLC

(Exact Name of Registrant as Specified in Charter)

11 Dupont Circle NW, 9th Floor

Washington, D.C. 20036

(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

(202)-584-0550

(Registrant’s Area Code and Telephone Number)

Bjorn J. Hall

Rise Companies Corp.

11 Dupont Circle NW, 9th Floor

Washington, D.C. 20036

(Name and address of Agent for Service)

Copies of information to:

Elizabeth J. Reza, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Approximate Date of Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

[    ], 2025

Dear Shareholder:

The attached Joint Information Statement/Prospectus (the “Information Statement”) provides information about the proposed merger of the following eight Delaware limited liability companies (each, a “Target Company” and collectively, the “Target Companies”):

Fundrise Development eREIT, LLC;

Fundrise Equity REIT, LLC;

Fundrise East Coast Opportunistic REIT, LLC;

Fundrise eFund, LLC;

Fundrise Growth eREIT II, LLC;

Fundrise Growth eREIT III, LLC;

Fundrise Midland Opportunistic REIT, LLC; and

Fundrise West Coast Opportunistic REIT, LLC.

Each of the Target Companies will be merged with and into Fundrise Real Estate Interval Fund II, LLC (the “Acquiring Fund”), a newly organized Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an “interval fund” (each a “Merger” and collectively, the “Mergers”). Each Target Company, other than Fundrise eFund, LLC (the “eFund”), has elected to be taxed as a “real estate investment trust” (REIT) under the Internal Revenue Code of 1986, as amended.

Fundrise Advisors, LLC, the external manager to each of the Target Companies and the investment adviser to the Acquiring Fund (the “Manager”), believes that the Mergers, as discussed more fully in the Information Statement, are in the best interest of each Target Company and the Acquiring Fund, and their respective shareholders. The Acquiring Fund is designed to be similar to the Target Companies from an investment perspective. The interval fund structure of the Acquiring Fund, which requires the Acquiring Fund to commit to mandatory quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, will provide shareholders with the ability to redeem their Acquiring Fund shares at net asset value. The Acquiring Fund, as an interval fund, is required to offer to redeem between 5% and 25% of outstanding shares each quarter at net asset value. In connection with each quarterly repurchase offer, it is likely that the Acquiring Fund may offer to repurchase only the minimum allowable amount of 5% of its outstanding shares. In contrast, the redemption plan for each Target Company, other than the eFund, provides for a targeted maximum of 20% of outstanding shares to be redeemed annually. The redemption plan for the eFund provides for a targeted maximum of 5% of outstanding shares to be redeemed annually. Each Target Company’s redemption plan offers quarterly redemptions, other than the eFund, which offers monthly redemptions.

Pursuant to the operating agreements of the Target Companies, a Merger does not require the approval of shareholders of a Target Company. Rather, the Merger must be approved by the Manager, in its capacity as external manager to each of the Target Companies. In addition, as a transaction between affiliates of Rise Companies Corp., sponsor to each Target Company (the “Sponsor”), the Manager and an affiliated entity (i.e., the Acquiring Fund), each Merger must also be approved by William Thomas Lockard, Jr., the independent representative for each Target Company (the “Independent Representative”). With respect to the Target Companies, each Merger was subject to the approval of the Manager and the Independent Representative, which approvals were given on June 6, 2025 and July 2, 2025, respectively. The board of directors of the Acquiring Fund (the “Board”) also approved the Mergers on June 6, 2025.

YOUR APPROVAL OF THE MERGERS IS NOT REQUIRED. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Information Statement includes detailed information on the Mergers. We urge you to review the information in the Information Statement. You do not need to take any action regarding your account. Your shares of a Target Company will automatically be converted, at net asset value, into shares of equal total value of the Acquiring Fund on a date mutually agreed to by the parties to the Merger Agreement that is anticipated to occur as soon as reasonably practicable after (and in any event not earlier than one week after) the Information Statement is delivered to shareholders. Each Merger is intended to be a tax-free reorganization, which means that shareholders should not recognize gain or loss as a direct result of a Merger. Redeeming your shares prior to the Mergers may be a taxable event depending on your individual tax situation. If you have any questions regarding the enclosed Information Statement, please call the Manager at (202) 584-0550 or your financial advisor.

Sincerely,

Benjamin S. Miller

President and Principal
Executive Officer

THE INFORMATION IN THIS INFORMATION STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS INFORMATION STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED October 9, 2025

Fundrise Development eREIT, LLC

Fundrise Equity REIT, LLC

Fundrise East Coast Opportunistic REIT, LLC

Fundrise eFund, LLC

Fundrise Growth eREIT II, LLC

Fundrise Growth eREIT III, LLC

Fundrise Midland Opportunistic REIT, LLC

Fundrise West Coast Opportunistic REIT, LLC

Fundrise Real Estate Interval Fund II, LLC

11 Dupont Circle NW, 9th Floor,

Washington, D.C. 20036

(202) 584-0550

JOINT INFORMATION STATEMENT/PROSPECTUS

YOUR APPROVAL OF THE MERGERS IS NOT REQUIRED. NO ACTION IS NECESSARY IN CONNECTION WITH THIS INFORMATION STATEMENT/PROSPECTUS.

[   ], 2025

Introduction

This Joint Information Statement/Prospectus (“Information Statement”) contains information related to an Agreement of Merger and Plan of Reorganization (the “Merger Agreement”), by and among Fundrise Real Estate Interval Fund II, LLC (the “Acquiring Fund” or the “Fund”) and eight Delaware limited liability companies (each, a “Target Company” and collectively, the “Target Companies”) and for certain limited purposes, Fundrise Advisors, LLC (the “Manager”). The eight Target Companies are as follows:

Fundrise Development eREIT, LLC (“Development eREIT”);

Fundrise Equity REIT, LLC (“Equity REIT”);

Fundrise East Coast Opportunistic REIT, LLC (“East Coast”);

Fundrise eFund, LLC (“eFund”);

Fundrise Growth eREIT II, LLC; (“Growth eREIT II”);

Fundrise Growth eREIT III, LLC (“Growth eREIT III”);

Fundrise Midland Opportunistic REIT, LLC (“Midland”); and

Fundrise West Coast Opportunistic REIT, LLC (“West Coast”).

Each Target Company, other than the eFund (such Target Companies, the “REIT Target Companies”), has elected to be taxed as a “real estate investment trust” (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). The eFund is treated as a partnership for U.S. federal income tax purposes.

Per the terms of the Merger Agreement, each Target Company will merge with and into the Acquiring Fund, and the Acquiring Fund will continue as the surviving entity (each a “Merger” and together the “Mergers”). This document is both an information statement for the Target Companies and a prospectus for the Acquiring Fund. The Acquiring Fund is a newly organized Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an “interval fund.” The Acquiring Fund intends to elect to be taxed as a REIT under the Code.

At the effective time of a Merger, for each respective Target Company:

(1)	the Target Company will be merged with and into the Acquiring Fund;

(2)	the assets and liabilities of the Target Company will be merged into the Acquiring Fund; and

(3)	the total value of the Acquiring Fund shares that shareholders will receive in a Merger will be the same as the total value of the shares of the Target Company that shareholders held immediately prior to the Merger.

Immediately following the effective time of a Merger, the Acquiring Fund will distribute Common Shares (as defined in the Acquiring Fund Agreement (as defined below)) of the Acquiring Fund to shareholders of the Target Company and shareholders of the Target Company receiving shares of the Acquiring Fund through the distribution shall be admitted as members of the Acquiring Fund according to the terms of the Acquiring Fund’s Third Amended and Restated Limited Liability Company Agreement (the “Acquiring Fund Agreement” and, together with the Amended and Restated Operating Agreements of the Target Companies, as applicable, each an “Operating Agreement”).

Each Merger of a REIT Target Company (a “REIT Merger”) is intended to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Code, and the Merger of the eFund (the “eFund Merger”) is intended to qualify as a tax-free incorporation for U.S. federal income tax purposes. In each case, shareholders are generally not expected to realize gain or loss for U.S. federal income tax purposes as a direct result of a Merger, meaning that shareholders generally should not be required to pay any U.S. federal income tax as a direct result of a Merger. No sales charges or redemption fees will be imposed in connection with a Merger.

Pursuant to the Operating Agreements of the Target Companies, a Merger does not require the approval of shareholders of the Target Company. Rather, it must be approved by the Manager, in its capacity as external manager of each of the Target Companies. As a transaction between affiliates of Rise Companies Corp., as sponsor to each Target Company (the “Sponsor”), the Manager and an affiliated entity (i.e., the Acquiring Fund), each Merger must also be approved by William Thomas Lockard, Jr., the independent representative for each Target Company (the “Independent Representative”). With respect to the Target Companies, each Merger was subject to the approval of the Manager and the Independent Representative, which approvals were given on June 6, 2025 and July 2, 2025, respectively. In addition, the board of directors of the Acquiring Fund (the “Board”) approved the Mergers on June 6, 2025. The Manager and the Independent Representative have determined that each Merger is in the best interest of each respective Target Company and will not dilute the interests of the existing shareholders of each Target Company. Each Merger is contingent upon the approval of each other such Merger by the Board, the Manager and the Independent Representative, and such approvals have been given. The Mergers are expected to close on a date mutually agreed to by the parties to the Merger Agreement that is anticipated to occur as soon as reasonably practicable after (and in any event not earlier than one week after) the Information Statement is delivered to shareholders.

Please read this Information Statement carefully and retain for future reference, as it concisely presents the information that you should know about the Target Companies, the Acquiring Fund, and the Merger. This Information Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate Information Statement for each Target Company.

Additional information about each Target Company and the Acquiring Fund is available in the following:

●	The most recently qualified Offering Circular for each of the Target Companies:
●	Development eREIT,
●	Equity REIT,
●	East Coast,
●	eFund,
●	Growth eREIT II,
●	Growth eREIT III,
●	Midland, and
●	West Coast;
●	Annual and semi-annual reports to shareholders of the Target Companies;
●	Prospectus for the Acquiring Fund; and
●	Statement of Additional Information (“SAI”) for the Acquiring Fund.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this Information Statement:

●	A copy of the current prospectus of the Acquiring Fund; and
●	The SAI to this Information Statement, dated the same date as this Information Statement.

A copy of this Information Statement will be delivered via email to the email address(es) on file for each Fundrise account. Any shareholder who wishes to receive a separate Information Statement should contact their Target Company at (202) 584-0550.

Copies of all of the above referenced documents are available upon request without charge by writing to the Target Companies, at 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036, or calling (202) 584-0550. Each Target Company’s offering circular, the most recent annual reports to shareholders, containing audited financial statements for the most recent fiscal year, and the most recent semi-annual reports to shareholders for the Target Companies are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. The Acquiring Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and the rules, regulations and exemptive orders thereunder, and in accordance therewith, file reports and other information including proxy materials with the SEC. Because the Acquiring Fund has not yet commenced operations as of the date of this Information Statement, no annual or semi-annual report is available for the Acquiring Fund at this time. You may view or obtain these documents, as applicable, on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Information Statement. Any representation to the contrary is a criminal offense. An investment in any of the Target Companies or the Acquiring Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in any of the Target Companies or the Acquiring Fund.

i

SYNOPSIS

This Information Statement provides information regarding the Merger Agreement that will have the effect of merging each Target Company with and into the Acquiring Fund, as summarized below. At the effective time of a Merger, for each respective Target Company: (1) the Target Company will be merged with and into the Acquiring Fund; (2) the assets and liabilities of the Target Company will be merged into the Acquiring Fund; and (3) the total value of the Acquiring Fund shares that shareholders will receive in a Merger will be the same as the total value of the shares of the Target Company that shareholders held immediately prior to the Merger. In calculating the exchange ratio for purposes of each Merger, the net asset value (“NAV”) per share of each Target Company and the Acquiring Fund, as applicable, will be determined in accordance with the requirements of the 1940 Act, Accounting Standards Codification 820 of the Financial Accounting Standards Board’s Generally Accepted Accounting Principles’ guidance, and the valuation procedures and the Operating Agreement of each of the Target Companies and the Acquiring Fund, as applicable. Immediately following the effective time of a Merger, the Acquiring Fund will distribute Common Shares of the Acquiring Fund to shareholders of each Target Company and shareholders of each Target Company receiving shares of the Acquiring Fund through the distribution shall be admitted as members of the Acquiring Fund according to the terms of the Acquiring Fund’s Operating Agreement.

SUMMARY OF KEY INFORMATION

The following is a summary of certain information contained elsewhere in this Information Statement, in the Merger Agreement, in the offering circulars of the Target Companies, and/or in the prospectus and SAI of the Acquiring Fund. Shareholders should read the entire Information Statement and the prospectus of the Acquiring Fund carefully for more complete information. The prospectus and this Information Statement should be retained for future reference.

Why are shareholders not being asked to vote on a Merger?

Each Target Company’s Operating Agreement permits reorganizations of the Target Company to occur without seeking a shareholder vote provided that certain conditions are met. Under each Target Company’s Operating Agreement, a merger must be approved by the Manager and, for certain transactions between affiliates of the Sponsor, the Manager and an affiliated entity (i.e., the Acquiring Fund), such as these Mergers, the transaction must also be approved by the Independent Representative. In addition, the Acquiring Fund’s Operating Agreement provides that the Board, in its sole discretion, may approve a Merger and that no shareholder approval is required under the Operating Agreement unless otherwise required by applicable law. No shareholder vote is required under the 1940 Act, the applicable SEC staff no-action letter, or other applicable law to approve the Mergers. As a result, the conditions permitting the Mergers to occur without seeking a shareholder vote have been met by each Target Company and by the Acquiring Fund. Each Merger is contingent upon the approval of each other such Merger by the Board, the Manager and the Independent Representative, and such approvals have been given. For more information, see “THE MERGERS – Considerations in Approving the Mergers” below.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

Why are you sending me this Information Statement?

You are receiving this Information Statement because you own shares in one or more Target Companies as of the record date of October 9, 2025. This Information Statement contains information that shareholders of the Target Companies should know about the Mergers. This document is also a prospectus for the Acquiring Fund.

What if I do not wish to participate in a Merger? Am I entitled to dissenters’ rights?

Pursuant to the Operating Agreement of each Target Company, you are not entitled to appraisal or dissenters’ rights for the appraised value of your existing common shares in connection with a Merger or any other transactions contemplated by the Merger Agreement.

After the completion of a Merger, the Acquiring Fund, as an interval fund, will offer to redeem between 5% and 25% of outstanding shares each quarter at NAV. In connection with each quarterly repurchase offer, it is likely that the Acquiring Fund may offer to repurchase only the minimum allowable amount of 5% of its outstanding shares. See “ADDITIONAL INFORMATION ABOUT THE TARGET COMPANIES AND THE ACQUIRING FUND – Comparison of Purchase and Redemption Procedures and Exchange Rights” below for additional information.

Has the Manager approved the Mergers?

Yes. The Manager approved the Merger Agreement and Merger with respect to each Target Company on June 6, 2025. The Manager carefully reviewed the Merger Agreement and determined that each Merger is advisable, in the best interests of each Target Company and its corresponding shareholders, and that the interests of each Target Company’s existing shareholders will not be diluted as a result of its Merger. For more information see “THE MERGERS – Considerations in Approving the Mergers” below.

Has the Independent Representative approved the Mergers?

Yes. The Independent Representative approved the Merger Agreement and Merger with respect to each Target Company on July 2, 2025. The Independent Representative determined that each Merger is fair and reasonable, in the best interests of each Target Company and the corresponding shareholders, and that the interests of each Target Company’s existing shareholders will not be diluted as a result of its Merger. For more information see “THE MERGERS – Considerations in Approving the Mergers” below.

Has the Board approved the Mergers?

Yes. After careful consideration and upon recommendation of the Manager, the Board unanimously approved the Merger Agreement and each of the Mergers with respect to the Acquiring Fund on June 6, 2025. In approving the Mergers, the Board, including those directors who are not “interested persons” of the Acquiring Fund (as that term is defined by Section 2(a)(19) of the 1940 Act) (the “Independent Directors”), determined that participation in the Mergers is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund (if any) will not be diluted as a result of the Mergers. The Board noted that the Acquiring Fund has no shareholders (other than the Sponsor in connection with its contribution of the initial seed capital of the Acquiring Fund). For more information see “THE MERGERS – Considerations in Approving the Mergers” below.

What are the reasons for the Mergers?

As you are aware, the Manager is the external manager to the Target Companies, whose shares are offered pursuant to Regulation A, and, at times, Regulation D under the Securities Act of 1933, as amended (the “1933 Act”) and are not registered under the 1940 Act. The Manager is also the investment adviser to closed-end interval funds registered under the 1940 Act, such as the Acquiring Fund. The Manager believes that consolidating the assets and liabilities of the Target Companies into a single fund registered under the 1940 Act (the Acquiring Fund) will result in a larger fund registered under the 1940 Act that is able to pursue a similar investment objective and strategies as the Target Companies while at the same time streamlining operations, cutting administrative costs, spreading fixed costs over a larger asset base, providing additional liquidity to shareholders, and maximizing returns to the benefit of shareholders. Further, by combining the Target Companies and the Acquiring Fund, the Manager believes the combined entity will be able to be more competitive in the real estate market through its institutional scale, effectuate more deals, increase the total investments of the entity, and unlock leverage from lenders at more attractive pricing than the Target Companies could previously achieve on their own. A larger fund may allow for investment in a greater number of investment opportunities which may reduce the risk that any one investment poses to fund performance. The Manager also believes that the interval fund structure of the Acquiring Fund, which requires the Acquiring Fund to commit to mandatory quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, will enable shareholders to pursue a similar investment objective and investment strategies with more liquidity than was previously available to shareholders of the Target Companies because shareholders of the Acquiring Fund will be able to redeem their shares at NAV.

In order to further achieve these benefits, the Manager may in the future recommend to the Board and the board of directors of Fundrise Real Estate Interval Fund, LLC (the “Flagship Fund”) that each board approve the merger of the Acquiring Fund with and into the Flagship Fund (the “Subsequent Merger”). However, such recommendation has not been made at this time. The Subsequent Merger would occur shortly subsequent to the Mergers, but not before the Acquiring Fund has operated for a minimum of multiple weeks. The Flagship Fund, like the Acquiring Fund, is a Delaware limited liability company that is registered under the 1940 Act, as a non-diversified, closed-end management investment company that is operated as an “interval fund” and advised by the Manager. The same board members serve on the Board of the Acquiring Fund and the board of the Flagship Fund. In connection with the Subsequent Merger, the Flagship Fund would acquire substantially all of the assets and liabilities of the Acquiring Fund, and shares of the Acquiring Fund would be exchanged for shares of the Flagship Fund. The Acquiring Fund’s investment strategy is substantially similar to the investment strategy of the Flagship Fund. If the Subsequent Merger is recommended to, and approved by, the boards in the future, information about the Subsequent Merger will be provided in a separate combined Information Statement/Prospectus that will be distributed to shareholders of the Acquiring Fund in advance of the Subsequent Merger consistent with applicable requirements. If the boards do not approve the Subsequent Merger, the Acquiring Fund will operate otherwise as described in this Information Statement.

Based on the foregoing, the Manager and the Independent Representative for each Target Company approved the Mergers in order to consolidate the Target Companies into a single entity that would be able to achieve these benefits. The Board also approved the Mergers. For more information regarding the considerations taken into account by the Manager, the Independent Representative and the Board, see “THE MERGER – Considerations in Approving the Merger” below.

What effect will a Merger have on me as a shareholder?

Immediately after a Merger, you will hold shares of the Acquiring Fund that are equal in value to the shares of any Target Company that you held immediately prior to the closing of a Merger. The principal differences between the Target Companies and the Acquiring Fund are described in this Information Statement. The prospectus of the Acquiring Fund that accompanies this Information Statement contains additional information about the Acquiring Fund.

Merger Participants	Total Assets (In Thousands)(1)
Target Companies:
Development eREIT	$168,840
Equity REIT	$212,687
East Coast	$207,646
eFund	$67,035
Growth eREIT II	$66,247
Growth eREIT III	$18,471
Midland	$94,220
West Coast	$74,735
Pro Forma Combined Acquiring Fund(2)	$774,241
(1)	As of December 31, 2024
(2)	The Pro Forma Combined Acquiring Fund total assets incorporate adjustments, as required, to show the total assets as if all of the Mergers had been completed on December 31, 2024 and the Acquiring Fund is the accounting survivor. The total assets at the time of a Merger may differ from the numbers shown.

What are the costs of the Mergers and who is responsible for paying the costs?

The Manager will bear all costs associated with the Mergers, without reimbursement, on behalf of each Target Company and the Acquiring Fund (directly or through a reduction in future management fees). The costs of the Mergers are estimated to be approximately $1,150,000 and include legal counsel fees and independent accountant fees but do not include any portfolio transaction costs arising from a Merger (which will be borne by the respective Target Company and, in any case, are expected to be de minimis).

How do the investment objectives, principal investment strategies and risks of the Target Companies and Acquiring Fund compare?

Investment Objectives

The Acquiring Fund and the Target Companies have similar investment objectives. The Acquiring Fund’s investment objective is to seek to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. Each Target Company has an investment objective to: (i) realize growth in the value of its investments over the long term and (ii) preserve, protect and return investors’ capital contributions. The Target Companies (other than the eFund) also have an investment objective regarding growth of net cash from operations. The eFund, West Coast, Midland and East Coast have additional investment objectives. The following chart sets forth the investment objectives of the Acquiring Fund and each Target Company:

Investment Objectives
Acquiring Fund	●	To seek to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets.
Development eREIT	●	To realize growth in the value of our investments over the long term;
	●	To grow net cash from operations so that cash flow is available for distributions to investors over the long term; and
	●	To preserve, protect and return your capital contribution.
Equity REIT	●	To realize growth in the value of our investments over the long term;
	●	To grow net cash from operations so that an increasing amount of cash flow is available for distributions to investors over the long term; and
	●	To preserve, protect and return your capital contribution.
East Coast	●	To realize growth in the value of our investments over the long term;
	●	To grow net cash from operations so that an increasing amount of cash flow is available for distributions to investors over the long term;
	●	To pay attractive and consistent cash distributions; and
	●	To preserve, protect and return your capital contribution.

Investment Objectives
eFund	●	To realize growth in the value of our investments over the long term ;
	●	To focus on the macroeconomic driver of e-commerce to own and operate an attractive portfolio of well-located industrial assets to provide compelling performance to our investors over the long-term; and
	●	To preserve, protect and return your capital contribution.
Growth eREIT II	●	To realize growth in the value of our investments over the long term;
	●	To grow net cash from operations so that an increasing amount of cash flow is available for distributions to investors over the long term; and
	●	To preserve, protect and return your capital contribution.
Growth eREIT III	●	To realize growth in the value of our investments over the long term;
	●	To grow net cash from operations so that cash flow is available for distributions to investors over the long term; and
	●	To preserve, protect and return your capital contribution.
Midland	●	To realize growth in the value of our investments over the long term ;
	●	To grow net cash from operations so that cash flow is available for distributions to investors over the long term;
	●	To pay attractive and consistent cash distributions; and
	●	To preserve, protect and return your capital contribution.
West Coast	●	To realize growth in the value of our investments over the long term ;
	●	To grow net cash from operations so that cash flow is available for distributions to investors over the long term;
	●	To pay attractive and consistent cash distributions; and
	●	To preserve, protect and return your capital contribution.

The Acquiring Fund’s investment objective is classified as non-fundamental under the 1940 Act, which means that it can be changed by the Board without shareholder approval. Similarly, each Target Company’s investment objectives may be changed by its Manager at any time without approval of its shareholders.

Principal Investment Strategies

Each Target Company pursues, and the Acquiring Fund plans to pursue, its respective investment objectives by investing substantially all of its assets in a diversified portfolio of residential and commercial real estate through majority-owned entities, joint ventures, and co-investment arrangements that offer rights to receive preferred economic returns. While each Target Company and the Acquiring Fund may invest in commercial real estate-related debt and other real estate-related assets, only the Acquiring Fund’s strategy includes investing in and originating residential mortgage-backed securities (“RMBS”), collateralized debt obligations (“CDOs”), and REIT senior unsecured debt. Unlike the other Target Companies and the Acquiring Fund, the eFund is not limited by the regulatory restrictions applicable to REITs (as discussed further herein) and primarily acquires property for the development and rental of single-family attached and detached homes, townhomes and condominiums.

The following chart summarizes the principal investments in which each Target Company and the Acquiring Fund may invest in accordance with their respective current investment objectives:

Principal Investment:	Included in Investment Strategy of:
Senior Mortgage Loans	Each Target Company and the Acquiring Fund
Subordinate Mortgage Loans (“B-Notes”)	Each Target Company and the Acquiring Fund
Mezzanine Loans	Each Target Company and the Acquiring Fund
Loan Participations	Each Target Company and the Acquiring Fund
Commercial Mortgage-Backed Securities (“CMBS”)	Each Target Company and the Acquiring Fund
Commercial CDOs	Each Target Company and the Acquiring Fund
Commercial REIT Senior Unsecured Debt	Each Target Company and the Acquiring Fund
Commercial Real Estate Equity Securities (including preferred and joint venture equity securities)	Each Target Company and the Acquiring Fund
Investments Through Majority-Owned Subsidiaries	Each Target Company and the Acquiring Fund
Other Real Estate-Related Assets	Each Target Company and the Acquiring Fund
Commercial Real Estate and Development Projects	Each Target Company and the Acquiring Fund.
Residential Real Estate and Development Projects	Each Target Company and the Acquiring Fund
RMBS	Acquiring Fund
Residential CDOs	Acquiring Fund
Residential REIT Senior Unsecured Debt	Acquiring Fund
Residential Real Estate Equity Securities (including preferred and joint venture equity securities)	Each Target Company and the Acquiring Fund

The Acquiring Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of private real estate (real property whose ownership interests are not traded on public markets) and publicly traded real estate-related investments. Such investments may be comprised of the following primary asset classes: (i) commercial real estate (“CRE”) investments, primarily in the form of equity and debt not traded on public markets (“Private CRE”), and (ii) publicly traded real estate debt and equity securities (“Publicly Traded Real Estate Securities”). Generally, CRE assets are properties owned for business and investment purposes, as opposed to owner occupied properties serving as a primary residence. The CRE assets underlying the Fund’s Private CRE and Publicly Traded Real Estate Securities include office, retail and industrial properties, and certain multifamily and single family properties that are commercially owned, financed, and managed (e.g., “build-to-rent”). The Acquiring Fund’s investments in Private CRE may include whole interests in real properties (under normal circumstances, the Fund does not expect to invest more than 50% of its net assets in whole interests in real properties), partial interests in real properties, mortgage debt, mezzanine debt (which is generally indebtedness secured by equity of an entity that owns real estate) and other private real estate investments, such as private real estate funds. The Acquiring Fund’s investments in Publicly Traded Real Estate Securities may include CMBS, RMBS and other equity or debt securities issued by real estate-related companies, REITs or real estate-related investment companies.

Although the Acquiring Fund is a “non-diversified” investment company within the meaning of the 1940 Act, the Acquiring Fund seeks to invest across a variety of real estate asset classes, property types, positions in the capital structure such as senior or subordinate mortgage debt, mezzanine debt, preferred equity and common equity, and geographic locations; however, the Acquiring Fund anticipates that it will focus its CRE investments primarily in industrial, multifamily and single family residential real estate that is commercially owned, financed, and managed. These investments are expected to include, but will not necessarily be limited to, professionally-managed communities of single-family rentals that are purpose “build-for-rent” properties frequently located in contiguous portfolios.

On a long-term basis, under normal market conditions, the Manager seeks to allocate the Acquiring Fund’s portfolio generally in accordance with the following targeted percentages of net assets (plus the amount of any borrowings for investment purposes): 60-90% to Private CRE; and up to 40% to Publicly Traded Real Estate Securities and cash or cash equivalents and other short-term investments to facilitate liquidity for periodic repurchases. The Manager will have the ability to allocate the Acquiring Fund’s portfolio between Private CRE and Publicly Traded Real Estate Securities, subject to the supervision and direction of the Board.

The Acquiring Fund typically gains exposure to its Private CRE through co-investment arrangements, joint ventures or wholly owned subsidiaries (collectively, “Real Estate Investment Vehicles”). The potential investment structure of the Real Estate Investment Vehicles themselves may also vary. The Real Estate Investment Vehicles may be entities, including special purpose vehicles, in which the Acquiring Fund has a majority or minority interest or wholly owned subsidiaries of the Fund. The Real Estate Investment Vehicles are expected to primarily consist of entities in which the Acquiring Fund will co-invest alongside affiliates of the Fund, including those of the Manager (“Co-Investment Entities”), subject to the terms and conditions of an exemptive order the Fund received from the SEC allowing the Fund and/or the Co-Investment Entities to co-invest alongside certain entities affiliated with or managed by the Manager. To a lesser extent, the Real Estate Investment Vehicles may also include Wholly Owned Entities and Joint Venture Entities. A “Wholly Owned Entity” is any entity that is wholly owned by the Acquiring Fund, and a “Joint Venture Entity” is an entity in which the Acquiring Fund will co-invest alongside unaffiliated third party investors.

The Acquiring Fund may seek to originate, acquire and structure a wide variety of commercial real estate loans, including, without limitation, senior mortgage loans, subordinated mortgage loans (also referred to as B-Notes) or mezzanine loans, which may be in the form of whole loans, secured and unsecured loans, senior and second lien loans or similar investments, or participation interests in such loans or investments. The loans the Acquiring Fund originates may vary in maturity and/or duration. The Acquiring Fund is not limited in the amount, size or type of loans it may originate, including with respect to a single borrower, other than pursuant to any applicable law. The Acquiring Fund’s origination of loans may also be limited by the Fund’s intention to maintain its qualification for taxation as a REIT.

The Acquiring Fund may invest in securities issued by private real estate funds that may be structured as corporations, limited partnerships or limited liability companies and that hold real estate assets including office, retail and industrial properties, and certain multifamily and single family residential and office properties that are commercially owned, financed, and managed (e.g., “build-to-rent”). The Acquiring Fund seeks, through private real funds, to focus primarily on private real estate investments or on investments in real estate operating companies that acquire, develop and manage real estate. As a result, the Acquiring Fund will invest no more than 15% of its net assets in pooled investment vehicles, including private real estate funds, that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act. The Acquiring Fund has set a limitation on the amount of its investments that it may invest in all other private real estate funds (e.g., those not within the definitions of investment company under Section 3(a)(1) of the 1940 Act (not primarily engaged in investing, reinvesting or trading in securities and have less than 40% of their total assets, on an unconsolidated basis, in “investment securities” as defined in the 1940 Act), or are otherwise excluded from the definition of investment company by Section 3(c)(5)(C) of the 1940 Act because they are primarily engaged in purchasing or otherwise acquiring mortgages and other liens on and interests in real estate).

The Acquiring Fund may invest in securities of any credit quality, maturity and duration to enhance its income and capital appreciation potential and to provide liquidity to the overall portfolio. This may include, without limit, securities that are rated below investment grade by rating agencies or unrated securities that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” securities or “junk bonds,” may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

The Acquiring Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes. For a further discussion of the Acquiring Fund’s principal investment strategies, see “Investment Objective, Strategies and Policies” in the Acquiring Fund’s prospectus.

Summary of Portfolio-wide Leverage Limits

The following chart compares the portfolio-wide leverage limits for the Acquiring Fund and the Target Companies:

Acquiring Fund and Target Companies	Portfolio-wide Leverage Target
Acquiring Fund	0-33.33%
Target Companies
Development eREIT	50-85%
Equity REIT	50-85%
East Coast	50-85%
eFund	50-85%
Growth eREIT II	50-85%
Growth eREIT III	50-85%
Midland	50-85%
West Coast	50-85%

It is possible that leverage currently utilized by one or more of the Target Companies will be assumed by the Acquiring Fund as of the Mergers. However, the Acquiring Fund’s leverage will not exceed the 33.33% leverage limit consistent with applicable limits under the 1940 Act.

Principal Investments

As of December 31, 2024, the Target Companies were invested in various securities, project types, and market locations. For more detailed information, see the section entitled “ADDITIONAL INFORMATION ABOUT THE TARGET COMPANIES AND THE ACQUIRING FUND – Comparison of Investment Objectives, Principal Investment Strategies, Principal Investments and Principal Risks.” Exhibit B highlights investments held by the Target Companies as of December 31, 2024.

Principal Risks

Because the Target Companies and Acquiring Fund have similar investment objectives and principal investment strategies and processes, and the Manager acts as both external manager to the Target Companies and investment adviser to the Acquiring Fund, the principal risks of the Target Companies and Acquiring Fund are similar. However, there are certain differences between the principal risks of the Target Companies and Acquiring Fund due to their differing structures (the Target Companies being offered pursuant to Regulation A, and, at times, Regulation D, under the 1933 Act) are not registered under the 1940 Act, as compared with the Acquiring Fund operating as a closed-end interval fund registered under the 1940 Act. For instance, because the Acquiring Fund is a newly established fund that operates as a non-listed closed-end interval fund registered under the 1940 Act, it is subject to Non-Listed Closed-End Interval Fund; Liquidity Risk, Repurchase Offers Risk, and New Fund Risk.

With regards to Non-Listed Closed-End Interval Fund; Liquidity Risk, the Acquiring Fund is organized as a non-listed closed-end investment management company operating as an interval fund and does not expect a secondary market to develop for its shares, and therefore it faces certain liquidity concerns not typical of a closed-end fund. Each Target Company faces similar liquidity risks but is not organized as a closed-end interval fund.

With regards to Repurchase Offers Risk, the Acquiring Fund’s requirement to make quarterly repurchase offers and the need to fund repurchase obligations may affect the ability of the Acquiring Fund to be fully invested or may force the Acquiring Fund to maintain a higher percentage of its assets in liquid investments, which could negatively impact the Acquiring Fund’s investment performance. Although the Target Companies seek to make quarterly repurchase offers, it is not a requirement.

With regards to New Fund Risk, as of the date of this Information Statement, the Acquiring Fund has no operating history, and therefore prospective investors have no track record and history on which to base their investment decisions, and the Acquiring Fund is subject to business risks and uncertainties associated with any new business. As each Target Company is not required to register as an investment company under the 1940 Act, each Target Company is subject to certain risks that do not apply to the Acquiring Fund. For instance, each Target Company is subject to certain rules and regulations that the Acquiring Fund is not, including rules and regulations limiting the amount of funds it can raise through a Regulation A offering.

The section below entitled “ADDITIONAL INFORMATION ABOUT THE TARGET COMPANIES AND THE ACQUIRING FUND – Comparison of Investment Objectives, Principal Investment Strategies, Principal Investments and Principal Risks” further compares, and provides additional information about, the principal investment strategies and risks of each Target Company with the investment strategies and risks of the Acquiring Fund and highlights certain key differences.

How do the expenses of the Target Companies compare to the Acquiring Fund?

The tables below provide a summary comparison of the expenses of each Target Company and the Acquiring Fund, as well as estimated expenses on a pro forma basis giving effect to the proposed Mergers, but not including the costs of the Mergers. The pro forma expense ratios show projected estimated expenses, assuming the Mergers are completed, but actual expenses may be greater or less than those shown. For accounting and financial information purposes, the Acquiring Fund will be the accounting survivor of the Mergers and, as such, the historical financial and performance information of each Target Company will not continue post-Merger. The Acquiring Fund’s financial and performance information will begin on a post-Merger basis.

The Acquiring Fund pays the Manager a management fee, calculated and payable monthly in arrears, equal to an annual rate of 0.85% of the average daily value of the Acquiring Fund’s net assets. Each Target Company pays the Manager a quarterly asset management fee equal to an annualized rate of 0.85% based on the Target Companies’ NAV at the end of each prior quarterly or semi-annual period (or such other period as determined by the Manager in its sole discretion, but no less frequently than annually), as applicable. None of the Target Companies has an expense limitation arrangement, such as a fee waiver or expense reimbursement, with the Manager.

					Pro forma *
	Development eREIT*		Acquiring Fund*		Acquiring Fund after Merger with the Target Companies
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)	None		None		None
Dividend Reinvestment and Cash Purchase Plan Fees	None		None		None
Annual Fund Operating Expenses (as a percentage of net assets attributable to the shares)(1)
Management Fees	0.85%		0.85%		0.85%
Interest Payments on Borrowed Funds	4.40%		--	(2)	--	(2)
Other Expenses	0.72	%(4)	0.51	%(3)	0.51	%(3)
Property Level Expenses(5)	6.02%		--		--
Total Annual Fund Operating Expenses	11.99%		1.36%		1.36%

					Pro forma *
	Equity REIT*		Acquiring Fund*		Acquiring Fund after Merger with the Target Companies
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)	None		None		None
Dividend Reinvestment and Cash Purchase Plan Fees	None		None		None
Annual Fund Operating Expenses (as a percentage of net assets attributable to the shares)(1)
Management Fees	0.85%		0.85%		0.85%
Interest Payments on Borrowed Funds	2.06%		--	(2)	--	(2)
Other Expenses	0.33	%(4)	0.51	%(3)	0.51	%(3)
Property Level Expenses(5)	3.60%		--		--
Total Annual Fund Operating Expenses	6.84%		1.36%		1.36%

					Pro forma *
	East Coast*		Acquiring Fund*		Acquiring Fund after Merger with the Target Companies
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)	None		None		None
Dividend Reinvestment and Cash Purchase Plan Fees	None		None		None
Annual Fund Operating Expenses (as a percentage of net assets attributable to the shares)(1)
Management Fees	0.85%		0.85%		0.85%
Interest Payments on Borrowed Funds	10.06%		--	(2)	--	(2)
Other Expenses	1.37	%(4)	0.51	%(3)	0.51	%(3)
Property Level Expenses(5)	4.79%		--		--
Total Annual Fund Operating Expenses	17.07%		1.36%		1.36%

					Pro forma *
	eFund*		Acquiring Fund*		Acquiring Fund after Merger with the Target Companies
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)	None		None		None
Dividend Reinvestment and Cash Purchase Plan Fees	None		None		None
Annual Fund Operating Expenses (as a percentage of net assets attributable to the shares)(1)
Management Fees	0.85%		0.85%		0.85%
Interest Payments on Borrowed Funds	None		--	(2)	--	(2)
Other Expenses	0.97	%(4)	0.51	%(3)	0.51	%(3)
Property Level Expenses(5)	3.45%		--		--
Total Annual Fund Operating Expenses	5.27%		1.36%		1.36%

					Pro forma *
	Growth eREIT II*		Acquiring Fund*		Acquiring Fund after Merger with the Target Companies
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)	None		None		None
Dividend Reinvestment and Cash Purchase Plan Fees	None		None		None
Annual Fund Operating Expenses (as a percentage of net assets attributable to the shares)(1)
Management Fees	0.85%		0.85%		0.85%
Interest Payments on Borrowed Funds	0.26%		--	(2)	--	(2)
Other Expenses	0.48	%(4)	0.51	%(3)	0.51	%(3)
Property Level Expenses(5)	1.09%		--		--
Total Annual Fund Operating Expenses	2.68%		1.36%		1.36%

					Pro forma *
	Growth eREIT III*		Acquiring Fund*		Acquiring Fund after Merger with the Target Companies
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)	None		None		None
Dividend Reinvestment and Cash Purchase Plan Fees	None		None		None
Annual Fund Operating Expenses (as a percentage of net assets attributable to the shares)(1)
Management Fees	0.85%		0.85%		0.85%
Interest Payments on Borrowed Funds	0.07%		--	(2)	--	(2)
Other Expenses	0.74	%(4)	0.51	%(3)	0.51	%(3)
Property Level Expenses(5)	None		--		--
Total Annual Fund Operating Expenses	1.66%		1.36%		1.36%

					Pro forma *
	Midland*		Acquiring Fund*		Acquiring Fund after Merger with the Target Companies
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)	None		None		None
Dividend Reinvestment and Cash Purchase Plan Fees	None		None		None
Annual Fund Operating Expenses (as a percentage of net assets attributable to the shares)(1)
Management Fees	0.85%		0.85%		0.85%
Interest Payments on Borrowed Funds	4.37%		--	(2)	--	(2)
Other Expenses	0.53	%(4)	0.51	%(3)	0.51	%(3)
Property Level Expenses(5)	11.93%		--		--
Total Annual Fund Operating Expenses	17.68%		1.36%		1.36%

					Pro forma *
	West Coast*		Acquiring Fund*		Acquiring Fund after Merger with the Target Companies
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)	None		None		None
Dividend Reinvestment and Cash Purchase Plan Fees	None		None		None
Annual Fund Operating Expenses (as a percentage of net assets attributable to the shares)(1)
Management Fees	0.85%		0.85%		0.85%
Interest Payments on Borrowed Funds	0.14%		--	(2)	--	(2)
Other Expenses	0.68	%(4)	0.51	%(3)	0.51	%(3)
Property Level Expenses(5)	1.30%		--		--
Total Annual Fund Operating Expenses	2.97%		1.36%		1.36%

*	Expense ratios reflect estimated annual fund operating expenses as of December 31, 2024 for the Target Companies, the Acquiring Fund and on a pro forma basis. Pro forma numbers are estimated as if the Mergers had been completed on January 1, 2024 and the Acquiring Fund experienced combined operations since that time and do not include the estimated costs of the Mergers. The Manager will bear all costs associated with the Mergers. The estimated expense ratios of the Target Companies are calculated in accordance with the accounting policies of the Target Companies which are in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”), but do not fall within the scope of the accounting and reporting guidance in the Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies (“ASC 946”).
(1)	These values are estimated for the Acquiring Fund as it has not commenced operations. Estimates for the Acquiring Fund are based on Acquiring Fund net assets of $700,000,000. Actual expenses will depend on the Acquiring Fund’s net assets, which will be affected by the number of shares the Acquiring Fund sells in its offering. For example, if the Acquiring Fund were to raise proceeds significantly less than this amount, net assets would be significantly lower and some expenses as a percentage of net assets would be significantly higher. There can be no assurance that the Acquiring Fund will raise $700,000,000 in proceeds.

(2)	The table assumes the Acquiring Fund’s use of leverage in an amount equal to 0% of the Acquiring Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage). The Acquiring Fund’s actual interest costs associated with leverage may differ from the estimates above. Although the Acquiring Fund does not anticipate any Interest Payments on Borrowed Funds, the Acquiring Fund’s unconsolidated operating entities may use borrowings, the costs of which will be indirectly borne by shareholders. Please note that the Target Companies report Interest Payments on Borrowed Funds in the expense tables due to differences in how the Target Companies and the Acquiring Fund account for investments. The Target Companies are not registered investment companies. Under current operating company accounting standards applicable to the Target Companies, the Target Companies consolidate majority-owned limited liability companies (“LLCs”). Accordingly, the Target Companies report Interest Payments on Borrowed Funds incurred by investments held through consolidated majority-owned LLCs in the expense tables. After the Mergers, the Acquiring Fund will continue to invest in Real Estate Investment Vehicles, such as any LLCs. The Acquiring Fund is a registered investment company and subject to different accounting requirements than the Target Companies. Under ASC 946-810, operating companies held by an investment company are measured in accordance with guidance in ASC 946-320, which requires investments in debt and equity securities to be subsequently measured at fair value, subject to certain exceptions not applicable to the LLCs. As a result, the Acquiring Fund will not consolidate any wholly-owned LLCs and will not report Interest Payments on Borrowed Funds incurred by investments held through any LLCs in the expense tables. Shareholders will indirectly bear these costs, which will be recorded at the level of the LLCs and reflected in the fair value of the investment in any LLC by the Acquiring Fund. Interest Payments on Borrowed Funds for the Acquiring Fund's unconsolidated Wholly Owned Entities are estimated to be approximately 1.62% as of December 31, 2024 based on the accounting requirements of the Acquiring Fund and estimated Acquiring Fund net assets of $700,000,000.
(3)	Other Expenses are based on estimated amounts for the initial fiscal year of the Acquiring Fund. Other Expenses include professional fees, organizational and offering expenses, and other general and administrative expenses. Additionally, Other Expenses include Acquired Fund Fees and Expenses, which are estimated to be less than 0.01% of the average net assets of the Acquiring Fund. Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies and other pooled investment vehicles, including private real estate funds, that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act.
(4)	Other Expenses are based on estimated amounts based on expenses incurred for each Target Company’s current fiscal year and include professional fees, marketing expenses, and other general and administrative expenses. Additionally, Other Expenses include Acquired Fund Fees and Expenses, which are estimated to be less than 0.01% of the average net assets of each Target Company. Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies and other pooled investment vehicles, including private real estate funds, that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act.
(5)	Property Level Expenses include costs such as property management, real estate taxes, disposition fees, and other expenses incurred by real estate investments held through consolidated real property subsidiaries of the Target Companies, the Acquiring Fund and/or on a pro forma basis. Although the Acquiring Fund does not anticipate any Property Level Expenses, investments held through the Acquiring Fund’s unconsolidated operating entities may incur such expenses, the costs of which will be indirectly borne by shareholders. The Target Companies' real property subsidiaries have and the Acquiring Fund's Real Estate Investment Vehicles, including Wholly Owned Entities, expect in the future to hire third-party or affiliated property managers (who could also be joint venture partners for an investment) at prevailing market rates to perform management and specialized services for each applicable fund's commercial real estate investments. Please note that the Target Companies report Property Level Expenses in the expense tables due to differences in how the Target Companies and the Acquiring Fund account for investments. The Target Companies are not registered investment companies. Under current operating company accounting standards applicable to the Target Companies, the Target Companies consolidate majority-owned LLCs that operate real estate. Accordingly, the Target Companies (other than Growth eREIT III) report Property Level Expenses incurred by real estate investments held through the consolidated LLCs in the expense tables. After the Mergers, the Acquiring Fund will continue to invest in Real Estate Investment Vehicles, such as any LLCs. The Acquiring Fund is a registered investment company and subject to different accounting requirements than the Target Companies. Under ASC 946-810, operating companies held by an investment company are measured in accordance with guidance in ASC 946-320, which requires investments in debt and equity securities to be subsequently measured at fair value, subject to certain exceptions not applicable to the LLCs. As a result, the Acquiring Fund will not consolidate any wholly-owned LLCs and will not report Property Level Expenses incurred by real estate investments held through any LLCs in the expense tables. Shareholders will indirectly bear these costs, which will be recorded at the level of the LLCs and reflected in the fair value of the investment in any LLCs by the Acquiring Fund. Property Level Expenses for the Acquired Fund's unconsolidated Wholly Owned Entities are estimated to be approximately 1.63% as of December 31, 2024 based on the accounting requirements of the Acquiring Fund and estimated Acquiring Fund net assets of $700,000,000.

Expense Examples

These Examples are intended to help you compare the costs of investing in a Target Company or the Acquiring Fund with the cost of investing in other funds. Pro forma combined costs of investing in the Acquiring Fund after giving effect to the Mergers are also provided. All costs are based upon the information set forth in the Fee Tables above.

These Examples assume that you invest $1,000 for the time periods indicated and then redeem all of your shares at the end of those periods. These Examples also assume that your investment has a 5.0% return each year, that all dividends and distributions are reinvested at net asset value (if any), and that the operating expenses remain the same. Based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Acquiring Fund	$14	$43	$74	$163
Pro Forma Acquiring Fund	$14	$43	$74	$163
Target Companies
Development eREIT	$116	$324	$503	$853
Equity REIT	$68	$199	$326	$624
East Coast	$160	$425	$630	$962
eFund	$53	$157	$262	$520
Growth eREIT II	$27	$83	$142	$301
Growth eREIT III	$17	$52	$90	$197
Midland	$166	$436	$643	$969
West Coast	$30	$92	$156	$329

These Examples above should not be considered a representation of a Target Company’s or the Acquiring Fund’s future expenses, and actual expenses may be greater or less than those shown. While these Examples assume a 5.0% annual return, as required by the SEC, the performance will vary and may result in a return greater or less than 5.0%.

For further discussion regarding the consideration of the fees and expenses of the Target Companies and the Acquiring Fund in approving the Mergers, see the section entitled “THE MERGERS – Considerations in Approving the Mergers” in this Information Statement.

How do the management, investment adviser and other service providers of the Target Companies compare to those of the Acquiring Fund?

The Acquiring Fund is overseen by the Board and officers appointed by the Board while the Target Companies are not overseen by a board of directors and are instead overseen by the Manager. The Manager is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as the investment adviser for the Acquiring Fund and as the external manager to the Target Companies. As the external manager to a Target Company, the Manager has established an investment committee to assist in fulfilling oversight responsibilities by (1) considering and approving of each investment made by a Target Company, (2) establishing investment guidelines and overseeing investments, and the investment activity of other accounts and funds held for the Target Company’s benefit and (3) overseeing the investment activities of certain subsidiaries.

Fundrise Advisors, LLC, or the Manager, is located at 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036. The Manager is an investment adviser registered with the SEC under the Advisers Act, and serves as the external manager to the Target Companies and the investment adviser to the Acquiring Fund. The Manager has acted as an investment adviser since its organization in 2014. As of December 31, 2024, the Manager had $2.9 billion assets under management. The Manager is a wholly owned subsidiary of the Sponsor.

The Bank of New York Mellon (the “Custodian”), which has its principal office at 240 Greenwich Street, New York, New York 10286, serves as the custodian to the Acquiring Fund for the securities and cash of the Acquiring Fund’s portfolio. Under the Custodian Agreement between the Acquiring Fund and the Custodian, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

While the Acquiring Fund intends to utilize the services of a custodian upon its launch, the Acquiring Fund may decide in the future to self-custody its assets, including real estate assets, securities, cash and other assets. In the event that the Acquiring Fund elects to self-custody assets in the future, the Acquiring Fund will do so in accordance with the requirements of Rule 17f-2 under the 1940 Act.

KPMG LLP is the independent registered public accounting firm for the Acquiring Fund and will perform an annual audit of the Acquiring Fund’s financial statements. KPMG LLP is located at Suite 4000, 1735 Market Street, Philadelphia, PA 19103.

RSM US LLP is the independent auditor for each Target Company and performed the annual audit of each Target Company’s financial statements for the year ended December 31, 2024. RSM US LLP is located at 1861 International Dr, Ste 400, McLean, VA, 22102.

Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex”), provides certain administration and portfolio accounting services to the Acquiring Fund. Apex is located at 190 Middle Street, Suite 101, Portland, Maine 04101.

Computershare, Inc. and its wholly-owned subsidiary Computershare Trust Company, N.A., which has its principal office at 150 Royall Street, Canton, Massachusetts 02021, serves as the transfer agent for the Acquiring Fund and served as the transfer agent of the Target Companies.

How do the purchase and redemption procedures and exchange policies of the Target Companies compare to those of the Acquiring Fund?

Purchase Procedures

Shares of the Target Companies and the Acquiring Fund are primarily offered through an investment platform available online at www.fundrise.com and through various mobile applications sponsored by the Sponsor (collectively referred to herein as the “Fundrise Platform”) and are not listed on any national securities exchange. The Acquiring Fund is a closed-end interval fund and provides for purchases of shares at NAV, whereas the Target Companies are limited liability companies whose shares may be purchased at a purchase price that is adjusted periodically and may be subject to certain limitations regarding offering its shares under Regulation A and Regulation D of the 1933 Act.

Redemption Procedures

Each Target Company’s redemption plan is subject to certain liquidity and other limitations. The redemption plan for the Target Companies, other than the eFund, provides for a targeted maximum of 20% of outstanding shares to be redeemed annually. The redemption plan for the eFund provides for a targeted maximum of 5% of outstanding shares to be redeemed annually. Each Target Company’s redemption plan offers quarterly redemptions, other than the eFund, which offers monthly redemptions. The Target Companies’ redemption plans are subject to the Manager’s ability to amend, suspend, or terminate the redemption plan at any time. Under each Target Company’s redemption plan, the per share redemption price will be calculated as a percentage of the NAV per share for the Target Company’s common shares in effect at the time of the redemption request, as determined based upon the holding period from the date of settlement. There is no penalty charged for redemption requests made for a Target Company (other than for the eFund) upon the death or “qualified disability” of a shareholder.

The Acquiring Fund, as an interval fund, is required pursuant to Rule 23c-3 under the 1940 Act to offer to redeem between 5% and 25% of outstanding shares each quarter at NAV. In connection with each quarterly repurchase offer, it is likely that the Acquiring Fund may offer to repurchase only the minimum allowable amount of 5% of its outstanding shares.

Exchange Procedures

No Target Company or the Acquiring Fund offers pre-emptive, exchange or conversion rights.

For more information see, “ADDITIONAL INFORMATION ABOUT THE TARGET COMPANIES AND THE ACQUIRING FUND — Comparison of Purchase and Redemption Procedures and Exchange Rights.”

How do the sales charges and distribution arrangements of the Target Companies compare to those of the Acquiring Fund?

None of the Target Companies nor the Acquiring Fund sells shares subject to a sales charge or charge any distribution fees.

How do the dividend and capital gain distributions of the Target Companies compare to those of the Acquiring Fund?

Each Target Company and the Acquiring Fund expects that it will declare and make distributions on a quarterly basis, or more or less frequently as determined by the Board, with respect to the Acquiring Fund, or the Manager, with respect to the Target Companies, in arrears. The distribution rate may be modified by the Board or Manager, as the case may be, from time to time. The Board, or in the case of the Target Companies, the Manager, has reserved the right to change or suspend the distribution policy from time to time.

Each REIT Target Company and the Acquiring Fund is subject to the REIT distribution requirements, which generally require that the relevant Target Companies and Acquiring Fund make aggregate annual distributions to shareholders of at least 90% of the Target Companies’ and Acquiring Fund’s REIT taxable income, computed without regard to the dividends paid deduction and excluding net capital gain. Distributions will be authorized at the discretion of the Board and/or the Manager, in accordance with the relevant Target Company or the Acquiring Fund’s earnings, present and reasonably projected future cash flows and general financial condition. The discretion of the Board or the Manager, as applicable, will be directed, in substantial part, by the obligation to comply with the REIT requirements and to avoid U.S. federal income and excise taxes on retained income and gains.

Will the Acquiring Fund have different portfolio managers than a Target Company?

No. There will be no changes in the portfolio managers following the Mergers. The investment decisions of a Target Company and the Acquiring Fund are made by an investment committee. The investment committee is responsible for (i) considering and approving each investment made by a Target Company and the Acquiring Fund, (ii) establishing a Target Company’s and the Acquiring Fund’s investment strategies and policies and overseeing a Target Company’s and the Acquiring Fund’s investments, and the investment activity of other accounts and funds held for the benefit of the Target Company and Acquiring Fund, and (iii) overseeing the investment activities of certain of a Target Company’s and Acquiring Fund’s Real Estate Investment Vehicles (primarily entities affiliated with or managed by the Manager, wholly owned subsidiaries and joint venture entities).

After the completion of the Mergers, the members of the investment committee will act as the portfolio managers of the Acquiring Fund and will be the same individuals who made up the investment committee for each Target Company. Each portfolio manager will be an initial portfolio manager of the Acquiring Fund and will serve at the time of inception.

Portfolio Manager	Titles
Benjamin Miller	Portfolio Manager and Chief Executive Officer of the Manager
Brandon Jenkins	Portfolio Manager and Chief Operating Officer of the Manager
R. Whitaker Booth	Portfolio Manager and Senior Vice President of Real Estate at the Sponsor

How does a Target Company, which operates so as not to require registration under the 1940 Act, differ from the Acquiring Fund which will operate as a closed-end interval fund subject to the 1940 Act?

Each Target Company conducts its operations so as not to require registration under the 1940 Act. The Target Companies periodically offer shares through exempt offerings and so receive only periodic asset in-flows. The REIT Target Companies make quarterly redemptions, but none are required to do so and the Manager has discretion to limit or cease any such redemptions. Each REIT Target Company has elected to be treated as a REIT, which means that each such Target Company generally will not be subject to U.S. federal income tax so long as it distributes its income to its shareholders. The eFund is treated as a partnership for U.S. federal income tax purposes. The Target Companies calculate NAV on a quarterly or semi-annual basis, as applicable, and any purchases are made at the NAV then in effect for that period.

In comparison, the Acquiring Fund will be registered under the 1940 Act as a closed-end interval fund that also intends to be treated as a REIT, which means that the Acquiring Fund generally will not be subject to U.S. federal income tax so long as it distributes its income to shareholders. As a registered fund, the Acquiring Fund will be subject to additional legal requirements, restrictions, and SEC oversight. In addition, and unlike each Target Company, the Acquiring Fund will have a Board made up, initially, of five directors, four of whom are not “interested persons” of the Acquiring Fund, as that term is defined in the 1940 Act. The Board is responsible for the oversight of the Acquiring Fund and has an obligation to act in the interest of shareholders.

As an interval fund, and unlike most closed-end funds which typically list their shares on a securities exchange, the Acquiring Fund does not currently intend to list its shares for trading on any securities exchange and does not expect any secondary market to develop for the shares in the foreseeable future. To provide some liquidity to shareholders, the Acquiring Fund will have a fundamental policy that will require it to conduct quarterly repurchase offers for between 5% and 25% of the Acquiring Fund’s outstanding shares at NAV, subject to certain conditions. Such repurchases are referred to as “mandatory repurchases” because the Acquiring Fund is required to conduct the repurchase offer unless certain limited circumstances occur. The Acquiring Fund’s Board will approve the percentage of Acquiring Fund shares to be repurchased each quarter with input from the Manager.

In connection with each quarterly repurchase offer, it is likely that the Acquiring Fund may offer to repurchase only the minimum allowable amount of 5% of its outstanding shares. There is no guarantee that shareholders will be able to redeem all of the shares they desire to during any given mandatory redemption offer because shareholders, as a group, may wish to sell more than the percentage of the Acquiring Fund’s shares being repurchased. However, the Acquiring Fund is intended to offer shareholders greater liquidity than is offered by a Target Company.

Unlike the Target Companies, beginning on the date that the Acquiring Fund commences the continuous offering of its stock, the NAV per share of the Acquiring Fund will be determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) on each day that the NYSE is open. Prior to such date, the NAV per share of the Acquiring Fund will be determined less frequently, in accordance with the requirements of Rule 23c-3 under the 1940 Act. Shares of the Acquiring Fund will be purchased at the NAV next calculated after the Acquiring Fund receives your subscription in proper form, instead of at the NAV in effect for that quarterly or semi-annual period, as applicable, as is used for purchases of Target Company shares.

Will there be any U.S. federal income tax consequences resulting from the Mergers?

Each REIT Merger is intended to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes, and the eFund Merger is intended to qualify as a tax-free incorporation for U.S. federal income tax purposes. Delivery of a legal opinion to that effect is a condition of closing of a Merger, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position. Assuming that a Merger qualifies as a reorganization or as a tax-free incorporation, U.S. holders (as hereinafter defined) of shares in a Target Company generally will not recognize gain or loss for U.S. federal income tax purposes upon the receipt of Acquiring Fund shares in exchange for such Target Company’s shares in connection with such Merger. However, it is important that shareholders of the Target Companies review the discussion below under the heading “Certain U.S. Federal Income Tax Considerations Relating to the Mergers,” and consult their tax adviser about state and local tax consequences of a Merger, if any, because the information about tax consequences in this Information Statement relates only to the U.S. federal income tax consequences of the Mergers.

Will the Target Companies undergo any portfolio repositioning due to the Mergers?

No. None of the Target Companies are expected to reposition their portfolios in anticipation of the Mergers.

When are the Mergers expected to occur?

It is anticipated that each Merger will occur on a date mutually agreed to by the parties to the Merger Agreement that is anticipated to occur as soon as reasonably practicable after (and in any event not earlier than one week after) the Information Statement is delivered to shareholders.

What will happen if a Merger does not occur?

If a Merger does not otherwise close, the Manager, on behalf of the Target Company, will consider what additional action to take. The Merger Agreement may be terminated and a Merger may be abandoned at any time by mutual agreement of the parties. The Merger Agreement may be amended or modified in a writing signed by the parties to the Merger Agreement.

Where can I find more information about the Target Companies, the Acquiring Fund and the Mergers?

Additional information about the Acquiring Fund can be found in its prospectus and SAI. Additional information about the Target Companies can be found in their respective offering documents and/or any private placement memorandum. The remainder of this Information Statement contains additional information about the Mergers. You are encouraged to read the entire document. If you need any assistance, or have any questions regarding the Mergers, please call the Manager at (202) 584-0550.

ADDITIONAL INFORMATION ABOUT THE TARGET COMPANIES
AND THE ACQUIRING FUND

Comparison of Investment Objectives, Principal Investment Strategies, Principal Investments and Principal Risks

The following section compares the investment objectives, principal investment strategies, principal investments and principal risks of each Target Company with the investment objectives, principal investment strategies, principal investments and principal risks of the Acquiring Fund and highlights any key differences. Following a Merger, the Acquiring Fund’s risks will apply to shareholders of the combined Fund.

Investment Objectives

The Acquiring Fund and the Target Companies have similar investment objectives. The Acquiring Fund’s investment objective is to seek to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. Each Target Company has an investment objective to: (i) realize growth in the value of its investments over the long term and (ii) preserve, protect and return investors’ capital contributions. The Target Companies (other than the eFund) also have an investment objective regarding growth of net cash from operations. The eFund, West Coast, Midland and East Coast have additional investment objectives. The following chart sets forth the investment objectives of the Acquiring Fund and each Target Company:

Investment Objectives
Acquiring Fund	●	To seek to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets.
Development eREIT	●	To realize growth in the value of our investments over the long term;
	●	To grow net cash from operations so that cash flow is available for distributions to investors over the long term; and
	●	To preserve, protect and return your capital contribution.
Equity REIT	●	To realize growth in the value of our investments over the long term;
	●	To grow net cash from operations so that an increasing amount of cash flow is available for distributions to investors over the long term; and
	●	To preserve, protect and return your capital contribution.
East Coast	●	To realize growth in the value of our investments over the long term;
	●	To grow net cash from operations so that an increasing amount of cash flow is available for distributions to investors over the long term;
	●	To pay attractive and consistent cash distributions; and
	●	To preserve, protect and return your capital contribution.
eFund	●	To realize growth in the value of our investments over the long term ;
	●	To focus on the macroeconomic driver of e-commerce to own and operate an attractive portfolio of well-located industrial assets to provide compelling performance to our investors over the long-term; and
	●	To preserve, protect and return your capital contribution.
Growth eREIT II	●	To realize growth in the value of our investments over the long term;
	●	To grow net cash from operations so that an increasing amount of cash flow is available for distributions to investors over the long term; and
	●	To preserve, protect and return your capital contribution.

Investment Objectives
Growth eREIT III	●	To realize growth in the value of our investments over the long term;
	●	To grow net cash from operations so that cash flow is available for distributions to investors over the long term; and
	●	To preserve, protect and return your capital contribution.
Midland	●	To realize growth in the value of our investments over the long term ;
	●	To grow net cash from operations so that cash flow is available for distributions to investors over the long term;
	●	To pay attractive and consistent cash distributions; and
	●	To preserve, protect and return your capital contribution.
West Coast	●	To realize growth in the value of our investments over the long term ;
	●	To grow net cash from operations so that cash flow is available for distributions to investors over the long term;
	●	To pay attractive and consistent cash distributions; and
	●	To preserve, protect and return your capital contribution.

The Acquiring Fund’s investment objective is classified as non-fundamental under the 1940 Act, which means that it can be changed by the Board without shareholder approval. Similarly, each Target Company’s investment objectives may be changed by its Manager at any time without approval of its shareholders.

Principal Investment Strategies

Each Target Company pursues, and the Acquiring Fund plans to pursue, its respective investment objectives by investing substantially all of its assets in a diversified portfolio of residential and commercial real estate through majority-owned entities, joint ventures, and co-investment arrangements that offer rights to receive preferred economic returns. While each Target Company and the Acquiring Fund may invest in commercial real estate-related debt and other real estate-related assets, only the Acquiring Fund’s strategy includes investing in and originating RMBS, CDOs, and REIT senior unsecured debt. Unlike the other Target Companies and the Acquiring Fund, the eFund is not limited by the regulatory restrictions applicable to REITs (as discussed further herein) and primarily acquires property for the development and rental of single-family attached and detached homes, townhomes and condominiums.

The following chart summarizes the principal investments in which each Target Company and the Acquiring Fund may invest in accordance with their respective current investment objectives:

Principal Investment:	Included in Investment Strategy of:
Senior Mortgage Loans	Each Target Company and the Acquiring Fund
B-Notes	Each Target Company and the Acquiring Fund
Mezzanine Loans	Each Target Company and the Acquiring Fund
Loan Participations	Each Target Company and the Acquiring Fund
CMBS	Each Target Company and the Acquiring Fund
Commercial CDOs	Each Target Company and the Acquiring Fund
Commercial REIT Senior Unsecured Debt	Each Target Company and the Acquiring Fund

Principal Investment:	Included in Investment Strategy of:
Commercial Real Estate Equity Securities (including preferred and joint venture equity securities)	Each Target Company and the Acquiring Fund
Investments Through Majority-Owned Subsidiaries	Each Target Company and the Acquiring Fund
Other Real Estate-Related Assets	Each Target Company and the Acquiring Fund
Commercial Real Estate and Development Projects	Each Target Company and the Acquiring Fund
Residential Real Estate and Development Projects	Each Target Company and the Acquiring Fund
RMBS	Acquiring Fund
Residential CDOs	Acquiring Fund
Residential REIT Senior Unsecured Debt	Acquiring Fund
Residential Real Estate Equity Securities (including preferred and joint venture equity securities)	Each Target Company and the Acquiring Fund

For a list of recent Target Company holdings, see Exhibit B. For more information as to the investment objectives, principal investment strategies and principal risks, see the sections titled “Investment Objective, Strategies and Policies” and “Risk Factors” in the Acquiring Fund’s prospectus and “Investment Objective and Policies” in the SAI. For more information about the Target Companies see their respective offering circulars. The cover page of this Information Statement describes how you can obtain copies of these documents.

The Acquiring Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of private real estate (real property whose ownership interests are not traded on public markets) and publicly traded real estate-related investments. Such investments may be comprised of the following primary asset classes: (i) Private CRE, and (ii) Publicly Traded Real Estate Securities. Generally, CRE assets are properties owned for business and investment purposes, as opposed to owner occupied properties serving as a primary residence. The CRE assets underlying the Fund’s Private CRE and Publicly Traded Real Estate Securities include office, retail and industrial properties, and certain multifamily and single family properties that are commercially owned, financed, and managed (e.g., “build-to-rent”). The Acquiring Fund’s investments in Private CRE may include whole interests in real properties (under normal circumstances, the Fund does not expect to invest more than 50% of its net assets in whole interests in real properties), partial interests in real properties, mortgage debt, mezzanine debt (which is generally indebtedness secured by equity of an entity that owns real estate) and other private real estate investments, such as private real estate funds. The Acquiring Fund’s investments in Publicly Traded Real Estate Securities may include CMBS, RMBS and other equity or debt securities issued by real estate-related companies, REITs or real estate-related investment companies.

Although the Acquiring Fund is a “non-diversified” investment company within the meaning of the 1940 Act, the Acquiring Fund seeks to invest across a variety of real estate asset classes, property types, positions in the capital structure such as senior or subordinate mortgage debt, mezzanine debt, preferred equity and common equity, and geographic locations; however, the Acquiring Fund anticipates that it will focus its CRE investments primarily in industrial, multifamily and single family residential real estate that is commercially owned, financed, and managed. These investments are expected to include, but will not necessarily be limited to, professionally-managed communities of single-family rentals that are purpose “build-for-rent” properties frequently located in contiguous portfolios.

On a long-term basis, under normal market conditions, the Manager seeks to allocate the Acquiring Fund’s portfolio generally in accordance with the following targeted percentages of net assets (plus the amount of any borrowings for investment purposes): 60-90% to Private CRE; and up to 40% to Publicly Traded Real Estate Securities and cash or cash equivalents and other short-term investments to facilitate liquidity for periodic repurchases. The Manager will have the ability to allocate the Acquiring Fund’s portfolio between Private CRE and Publicly Traded Real Estate Securities, subject to the supervision and direction of the Board.

The Acquiring Fund typically gains exposure to its Private CRE through Real Estate Investment Vehicles. The potential investment structure of the Real Estate Investment Vehicles themselves may also vary. The Real Estate Investment Vehicles may be entities, including special purpose vehicles, in which the Acquiring Fund has a majority or minority interest or wholly owned subsidiaries of the Fund. The Real Estate Investment Vehicles are expected to primarily consist of entities in which the Acquiring Fund will co-invest alongside Co-Investment Entities, subject to the terms and conditions of an exemptive order the Fund received from the SEC allowing the Fund and/or the Co-Investment Entities to co-invest alongside certain entities affiliated with or managed by the Manager. To a lesser extent, the Real Estate Investment Vehicles may also include Wholly Owned Entities and Joint Venture Entities. A “Wholly Owned Entity” is any entity that is wholly owned by the Acquiring Fund, and a “Joint Venture Entity” is an entity in which the Acquiring Fund will co-invest alongside unaffiliated third party investors.

The Acquiring Fund may seek to originate, acquire and structure a wide variety of commercial real estate loans, including, without limitation, senior mortgage loans, subordinated mortgage loans (also referred to as B-Notes) or mezzanine loans, which may be in the form of whole loans, secured and unsecured loans, senior and second lien loans or similar investments, or participation interests in such loans or investments. The loans the Acquiring Fund originates may vary in maturity and/or duration. The Acquiring Fund is not limited in the amount, size or type of loans it may originate, including with respect to a single borrower, other than pursuant to any applicable law. The Acquiring Fund’s origination of loans may also be limited by the Fund’s intention to maintain its qualification for taxation as a REIT.

The Acquiring Fund may invest in securities issued by private real estate funds that may be structured as corporations, limited partnerships or limited liability companies and that hold real estate assets including office, retail and industrial properties, and certain multifamily and single family residential and office properties that are commercially owned, financed, and managed (e.g., “build-to-rent”). The Acquiring Fund seeks, through private real funds, to focus primarily on private real estate investments or on investments in real estate operating companies that acquire, develop and manage real estate. As a result, the Acquiring Fund will invest no more than 15% of its net assets in pooled investment vehicles, including private real estate funds, that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act. The Acquiring Fund has set a limitation on the amount of its investments that it may invest in all other private real estate funds (e.g., those not within the definitions of investment company under Section 3(a)(1) of the 1940 Act (not primarily engaged in investing, reinvesting or trading in securities and have less than 40% of their total assets, on an unconsolidated basis, in “investment securities” as defined in the 1940 Act), or are otherwise excluded from the definition of investment company by Section 3(c)(5)(C) of the 1940 Act because they are primarily engaged in purchasing or otherwise acquiring mortgages and other liens on and interests in real estate).

The Acquiring Fund may invest in securities of any credit quality, maturity and duration to enhance its income and capital appreciation potential and to provide liquidity to the overall portfolio. This may include, without limit, securities that are rated below investment grade by rating agencies or unrated securities that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” securities or “junk bonds,” may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

The Acquiring Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes. For a further discussion of the Acquiring Fund’s principal investment strategies, see “Investment Objective, Strategies and Policies” in the Acquiring Fund’s prospectus.

Use of Leverage

The following chart compares the portfolio-wide leverage limits for the Target Companies and the Acquiring Fund.

Acquiring Fund and Target Companies	Portfolio-wide Leverage Target
Acquiring Fund	0-33.33%
Target Companies
Development eREIT	50-85%
Equity REIT	50-85%
East Coast	50-85%
eFund	50-85%
Growth eREIT II	50-85%
Growth eREIT III	50-85%
Midland	50-85%
West Coast	50-85%

The Acquiring Fund may use leverage to provide additional funds to support its investment activities. The Fund expects to utilize debt financing consisting of property level debt (mortgages on the Fund’s properties that are generally not recourse to the Fund) and entity level debt (non-mortgage debt at the Fund). Property level debt will be incurred by special purpose vehicles held by the Fund (including as part of a joint venture with a third party) and secured by real estate owned by such special purpose vehicles. Such special purpose vehicles would own real estate assets and would borrow from a lender using the owned property as mortgage collateral. If any such special purpose vehicle were to default on a loan and the entity holding such debt was not formed for the purpose of avoiding the 1940 Act, the lender’s recourse would be to the mortgaged property and the lender would typically not have a claim to other assets of the Fund. When such property level debt is not recourse to the Fund and the entity holding such debt was not formed for the purpose of avoiding the 1940 Act’s limitations on leverage, the Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage, unless the entity or joint venture holding such debt is a Wholly Owned Entity, or the financial statements of the entity or joint venture holding such debt will be consolidated in the Fund’s financial statements.

The Fund may also incur entity level debt, including unsecured and secured credit facilities from certain financial institutions and other forms of borrowing (collectively, “Borrowings”) and is limited to 33 ⅓% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) immediately after such Borrowings (i.e., for every dollar of indebtedness from Borrowings, the Fund is required to have at least three dollars of assets). In addition, the Fund may enter into investment management techniques (including reverse repurchase agreements and derivative transactions) that have similar effects as leverage, but which are not subject to the foregoing 33 ⅓% limitation if effected in compliance with applicable SEC rules and guidance. Furthermore, the Fund may add leverage to its portfolio through the issuance of Preferred Shares (as defined in the Acquiring Fund’s Operating Agreement) (“Preferred Shares”) in an aggregate amount of up to 50% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) immediately after such issuance (i.e., for every dollar of Preferred Shares outstanding, the Fund is required to have at least two dollars of assets). Currently, the Fund has no intention to issue Preferred Shares.

Principal Investments

As of December 31, 2024, the Target Companies were invested in the following securities, project types, and market locations.

	Investment Types	Project Types	Locations
Development eREIT	Real Property and Controlled Subsidiaries (Joint Venture Equity Interest), Real Property Controlled Subsidiaries (Wholly Owned Investments)	Single-Family Residential, Multi-Family Residential, Mixed-Use, Land	Various (United States based)
Equity REIT	Real Property and Controlled Subsidiaries (Preferred Equity Interest), Real Property and Controlled Subsidiaries (Joint Venture Equity Interest), Real Property Controlled Subsidiaries (Wholly Owned Investments)	Multi-Family Residential, Single-Family Residential, Industrial	Various (United States based)
East Coast	Real Property and Controlled Subsidiaries (Joint Venture Equity Interest), Real Property Controlled Subsidiaries (Wholly Owned Investments)	Industrial, Multi-Family, Mixed-Use	Various (United States based)
eFund	Senior Secured Loans, Real Property and Controlled Subsidiaries (Joint Venture Equity Interest), Real Property Controlled Subsidiaries (Wholly Owned Investments), Other Real Estate Related Investments	Single-Family Residential, Industrial, Other	Various (United States based)

	Investment Types	Project Types	Locations
Growth eREIT II	Real Property and Controlled Subsidiaries (Joint Venture Equity Interest), Real Property Controlled Subsidiaries (Wholly Owned Investments)	Multi-Family Residential, Land	Various (United States based)
Growth eREIT III	Real Property and Controlled Subsidiaries (Joint Venture Equity Interest)	Multi-Family Residential	Various (United States based)
Midland	Real Property and Controlled Subsidiaries (Joint Venture Equity Interest)	Multi-Family Residential	Various (United States based)
West Coast	Real Property and Controlled Subsidiaries (Preferred Equity Interest), Real Property and Controlled Subsidiaries (Joint Venture Equity Interest), Real Property Controlled Subsidiaries (Wholly Owned Investments)	Multi-Family Residential, Mixed-Use, Land	Various (United States based)

Principal Risks of Investing in the Target Companies and Acquiring Fund

Because the Target Companies and Acquiring Fund have similar investment objectives and principal investment strategies and processes, and the Manager acts as both external manager to the Target Companies and investment adviser to the Acquiring Fund, the principal risks of the Target Companies and Acquiring Fund are similar. However, there are certain differences between the principal risks of the Target Companies and Acquiring Fund due to their differing structures (the Target Companies being offered pursuant to Regulation A, and, at times, Regulation D, under the 1933 Act are not registered under the 1940 Act, as compared with the Acquiring Fund operating as a closed-end interval fund registered under the 1940 Act). The following compares the risks applicable to each Target Company and the Acquiring Fund. For the following discussions, slightly different risk titles and disclosure language may be used by the different Target Companies and Acquiring Fund to describe the same risk.

Principal Risks Common to Each Target Company and the Acquiring Fund

The Target Companies and Acquiring Fund have the following risks in common:

●     Real Estate Investment Risk Generally

●     Commercial Real Estate Industry Risk

●     Mortgage Loan Risk

●     New Construction and Real Estate Development Risk

●     CMBS Risk

●     Non-Diversification Risk

●     Investment and Market Risk

●     Delay in Use of Proceeds Risk

●     Distributions Risk

●     Illiquid Investment Risk

●     Valuation Risk

●     Management Risk

●     Competition Risk

●     Interest Rate Risk

●     Below Investment Grade (High Yield or Junk) Securities Risk

● Capital Markets Risk ● Leverage Risk ● Derivatives Risk ● Tax Risks of Investing in the Fund ● Property Manager Risk

The REIT Target Companies and the Acquiring Fund are also subject to Risks Related to the Fund’s Tax Status as a REIT. The eFund is subject to comparable risks regarding its tax status as a partnership.

For more information on these risks, see the section titled “Risk Factors” in the Acquiring Fund’s prospectus that accompanies this Information Statement and/or the section titled “Risk Factors” in each Target Company’s offering circular.

Principal Risks that Apply to the Acquiring Fund, but not the Target Companies

In general, the additional principal risks for the Acquiring Fund are related to the Acquiring Fund’s being a newly organized closed-end investment company registered under the 1940 Act, and its operation as an interval fund, and in turn its need to satisfy quarterly redemption requests. There are also a few principal risks specific to the Acquiring Fund’s specific strategy. For example, the Acquiring Fund is subject to each of the following principal risks that do not apply to the Target Companies. Unless otherwise indicated, capitalized terms used in the below principal risks and not otherwise defined have the same meanings as are given to them in the Acquiring Fund’s prospectus.

●	New Fund Risk. The Fund is a newly-organized closed-end management investment company with no operating history. As a result, the Fund’s performance may not reflect how the Fund may be expected to perform over the long term.

●	Non-Listed Closed-End Interval Fund; Liquidity Risk. The Fund is a non-diversified, closed-end management investment company operating as an “interval fund” and designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. The Fund is not intended to be a typical traded investment. Shareholders are also subject to transfer restrictions and there is no guarantee that they will be able to sell their Shares. If a secondary market were to develop for the Shares in the future, and a Shareholder is able to sell his or her Shares, the Shareholder will likely receive less than the then-current NAV per Share.

Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when or in the amount that you desire.

●	Risks Related to Specific Private CRE Property Types. The Fund intends to invest in a variety of Private CRE property types, which will expose the Fund to risks associated with Private CRE, including general risks affecting all types of Private CRE property and certain specific risks associated with specific types of Private CRE property.

●	Risks of Investing Through Real Estate Investment Vehicles. By investing in a Real Estate Investment Vehicle, the Fund is indirectly exposed to risks associated with the Real Estate Investment Vehicle’s investments in Private CRE investments. Such investments may involve risks not otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:

o	The Fund may not have sole decision-making authority with respect to a Real Estate Investment Vehicle (except any wholly owned Real Estate Investment Vehicle) regarding certain major decisions affecting the ownership of the vehicle or assets of the vehicle, and a co-investor, joint venture partner or other investor in the Real Estate Investment Vehicle could take actions that decrease the value of an investment to the Fund and lower the Fund’s overall return;

o	A co-investor, joint venture partner or other investor in a Real Estate Investment Vehicle may have economic or other interests or goals that are inconsistent with the Fund’s interests or goals, including, for instance, the financing, management, operation, leasing or sale of the assets purchased by such Real Estate Investment Vehicle;

o	A co-investor, joint venture partner or other investor in a Real Estate Investment Vehicle that controls the management of the affairs of a Real Estate Investment Vehicle could become insolvent or bankrupt;

o	Fraud or other misconduct by a co-investor, joint venture partner or other investor that controls the management of the affairs of a Real Estate Investment Vehicle may have a materially adverse effect on the Fund’s investments;

o	Under certain arrangements, no party may have the power to control the Real Estate Investment Vehicle and, under certain circumstances, an impasse could result regarding cash distributions, reserves, or a proposed sale or refinancing of the investment, and this impasse could have an adverse impact on the Real Estate Investment Vehicle, which could adversely impact the operations and profitability of the vehicle and/or the amount and timing of distributions the Fund receives from such vehicle;

o	A co-investor, joint venture partner or other investor in a Real Estate Investment Vehicle may be structured differently than the Fund for tax purposes and this could create conflicts of interest and risk to the Fund’s ability to qualify as a REIT for tax purposes;

o	The Fund may rely upon a co-investor, joint venture partner or other investor in a Real Estate Investment Vehicle to manage the day-to-day operations of the Real Estate Investment Vehicle, as well as to prepare financial information for the vehicle, and any failure to perform these obligations may have a negative impact on the Fund’s performance and results of operations;

o	A co-investor, joint venture partner or other investor managing a Real Estate Investment Vehicle may experience a change of control, which could result in new management of such co-investor, joint venture partner or other investor with less experience or conflicting interests to the Fund and be disruptive to the Fund’s business;

o	A co-investor, joint venture partner or other investor in a Real Estate Investment Vehicle may be in a position to take action contrary to the Fund’s instructions or requests or contrary to the Fund’s policies or objectives, including the Fund’s policy with respect to maintaining its qualification as a REIT for tax purposes; and

o	The terms of a Real Estate Investment Vehicle could restrict the Fund’s ability to sell or transfer its interest to a third party when it desires on advantageous terms, which could result in reduced liquidity.

o	Any of the above might subject the Fund to liabilities and thus reduce its returns on investments through that Real Estate Investment Vehicle.

●	Risks of Investing in Private Real Estate Funds. The Fund’s investment in private real estate funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. Furthermore, private real estate funds are subject to specific risks, depending on the nature of the vehicle. For example, the Fund’s investments in private real estate funds will not be subject to the leverage restrictions imposed by the 1940 Act and as a result, the Fund could be effectively leveraged in an amount exceeding the limitations imposed by the 1940 Act, which could amplify losses suffered by the Fund when compared to unleveraged investments. The private real estate funds will not be registered as investment companies under the 1940 Act and as a result, the Fund will not have the benefit of all of the 1940 Act’s protective provisions. These characteristics present additional risks for the Fund. Once the Fund has selected a private real estate fund, the Fund may not have sole decision-making authority over the private real estate funds and may be unable to take actions to protect its interests in these investments.

●	RMBS Risk. The Fund’s investments in RMBS are subject to the risks of defaults, foreclosure timeline extension, fraud, and home price depreciation and unfavorable modification of loan principal amount. In the event of defaults on the residential mortgage loans that underlie the Fund’s investments in RMBS and the exhaustion of any underlying or any additional credit support, the Fund may not realize an anticipated return on investments and may incur a loss on these investments. On certain RMBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty.

●	Repurchase Offers Risk. The Fund believes that repurchase offers are generally beneficial to the Fund’s Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income.

If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request.

For more information on these risks, see the section titled “Risk Factors” in the Acquiring Fund’s prospectus that accompanies this Information Statement.

Principal Risks that Apply to the Target Companies, but not the Acquiring Fund

The additional risks that apply to the Target Companies are largely related to their organization as entities not required to register as an investment company under the 1940 Act. There are also additional principal risks specific to each Target Company’s specific strategy, for example any geographic focus for the Target Company. For more information on these principal risks, see the section titled “Risk Factors” in each Target Company’s offering circular.

Comparison of Fundamental and Non-Fundamental Investment Restrictions

Each Target Company conducts its business in such a manner that it is not required to register as an investment company under the 1940 Act, and therefore does not have any fundamental investment restrictions. Conversely, the Acquiring Fund is a closed-end investment company registered under the 1940 Act, and therefore is subject to the fundamental investment restrictions set forth below.

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of the Acquiring Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The vote of a majority of the outstanding voting shares of the Fund means the vote, at an annual or special meeting, of (a) 67% or more of the outstanding voting shares present at such meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of the Fund, whichever is the lesser. For purposes of the fundamental investment restrictions, the phrase “to the extent permitted under the 1940 Act and the rules and regulations thereunder” may be informed by guidance and interpretations of the SEC or its staff or exemptive relief from the SEC.

●	The Fund may borrow money to the extent permitted under the 1940 Act and the rules and regulations thereunder.

●	The Fund may issue senior securities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

●	The Fund may act as an underwriter of securities issued by others to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

●	The Fund may purchase or sell real estate and interests in real estate to the extent permitted under the 1940 Act and the rules and regulations thereunder.

●	The Fund may invest in commodities or contracts relating to commodities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

●	The Fund may make loans to the extent permitted under the 1940 Act and the rules and regulations thereunder.

●	The Fund may not “concentrate” its investments in a particular industry or group of industries, except to the extent permitted under the 1940 Act and the rules and regulations thereunder; provided, however, that the Fund will, under normal market conditions, concentrate its investments in the securities of issuers in the real estate group of industries.

●	The Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the prospectus), or the next business day if the 14th day is not a business day.

In addition, the Fund is classified as a “non-diversified company,” as that term is defined in the 1940 Act.

Additional Information Regarding Fundamental Investment Restrictions

The following are interpretations of the fundamental policies of the Acquiring Fund and may be revised without shareholder approval, consistent with current laws and regulations as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Borrowing Money. Under current law as interpreted by the SEC and its staff, the Fund may borrow money in the amount of up to one-third of the Fund’s total assets for any purpose and up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. The Fund’s total assets include the amounts being borrowed. To limit the risks that accompany borrowing, the 1940 Act requires the Fund to maintain at all times an asset coverage of 300% of the amount of its borrowings. The Fund expects to use proceeds from borrowing for investment purposes and to satisfy shareholder repurchase requests. The Fund expects to utilize debt financing consisting of property level debt (mortgages on the Fund’s properties that are generally not recourse to the Fund) and entity level debt (non-mortgage debt at the Fund). Property level debt will be incurred by special purpose vehicles held by the Fund (including as part of a joint venture with a third party) and secured by real estate owned by such special purpose vehicles. Such special purpose vehicles would own real estate assets and would borrow from a lender using the owned property as mortgage collateral. If any such special purpose vehicle were to default on a loan, the lender’s recourse would be to the mortgaged property and the lender would typically not have a claim to other assets of the Fund. When such property level debt is not recourse to the Fund and the entity holding such debt was not formed for the purpose of avoiding the 1940 Act’s limitations on leverage, the Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage, unless the entity or joint venture holding such debt is a Wholly Owned Entity or the financial statements of the entity or joint venture holding such debt will be consolidated in the Fund’s financial statements.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness, including the issuance of debt or preferred shares of beneficial interest. Current law, as interpreted by the SEC and its staff, provides that, in the case of a senior security representing indebtedness, a closed-end investment company must have asset coverage of 300% immediately after such issuance, and no cash dividends on the company’s stock may be made unless the indebtedness generally has an asset coverage at that time of 300%. In the case of a class of senior security representing a stock, a closed-end investment company must have asset coverage of 200% immediately after such issuance, and no cash dividends on the company’s stock may be made unless the preferred stock generally has an asset coverage at that time of 200%. Shareholders of preferred stock also must have the right, as a class, to elect at least two directors at all times and to elect a majority of directors if dividends on their stock are unpaid in certain amounts.

Underwriting. Under the 1940 Act, underwriting securities generally involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. The Fund’s limitation with respect to underwriting securities is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or interest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund may invest in real estate or interests in real estate, securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities, investment funds that invest in real estate through entities that may qualify as REITs, or in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs). The Fund can invest in real estate or interest in real estate to the extent set out in the investment strategies and policies described in the applicable prospectus or SAI.

Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities or contracts related to commodities, but does require that every investment company have a fundamental investment policy governing such investments. The extent to which the Fund can invest in commodities or contracts related to commodities is set out in the investment strategies and policies described in the prospectus or SAI.

Loans. Under current law as interpreted by the SEC and its staff, the Fund may not lend any security if, as a result, more than 33 1/3% of its total assets would be lent to other parties. This restriction does not apply to purchases of debt securities or repurchase agreements or the origination of real estate-related loans by the Fund in accordance with its investment objective and policies. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, under current law as interpreted by the SEC and its staff, any fund that invests more than 25% of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries. The Fund does not apply this restriction to (i) repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. government agency securities. The Fund will consider the concentration policy of any underlying funds in which the Fund invests for purposes of the Fund’s concentration policy. For purposes of the Fund’s industry concentration policy, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties.

Non-Fundamental Investment Restrictions

In addition to the fundamental investment restrictions described above, the Board has adopted the following non-fundamental policy for the Fund, which may be changed or amended by action of the Board without approval of shareholders.

80% Investment Policy. Should the Fund’s name suggest that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, the Fund’s policy of investing, under normal circumstances, “at least 80% of its net assets (plus the amount of any borrowings for investment purposes)” may be changed by the Board without shareholder approval. However, shareholders would receive at least 60 days’ notice prior to the effectiveness of the change.

Comparison of Shares and Distribution Arrangements

As of the date of this Information Statement, each Target Company and the Acquiring Fund offers only common shares or Common Shares but has the authority to issue other classes of shares. In connection with a Merger, common shares of each Target Company will be exchanged for Common Shares in the Acquiring Fund.

Distribution Arrangements. Each Target Company and the Acquiring Fund offers its shares without the aid of an independent principal underwriter. The shares of each Target Company and the Acquiring Fund are primarily offered and distributed by the Target Company or the Acquiring Fund and its associated persons through the Fundrise Platform. The Fundrise Platform, which is owned and operated by Fundrise, LLC, a wholly-owned subsidiary of the Sponsor, is a software communication tool used by a Target Company or the Acquiring Fund and its associated persons, at no cost, in conducting the offer and sale of a Target Company’s and the Acquiring Fund’s shares. The Fundrise Platform consists solely of the investment platform available online at www.fundrise.com and through various mobile applications sponsored by the Sponsor, although the Fundrise Platform may expand or change over time. All associated persons who participate in the offer and sale of a Target Company’s or the Acquiring Fund’s shares will be employees of the Sponsor or its affiliates. The Target Companies and Acquiring Fund do not pay Fundrise, LLC for the use of the Fundrise Platform. For more information see “Plan of Distribution” in the Acquiring Fund’s prospectus.

Payments to Financial Intermediaries. Shareholders may invest in a Target Company or the Acquiring Fund through a financial intermediary. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Financial intermediaries currently may only purchase shares through the Fundrise Platform. In the future, the Acquiring Fund may allow financial intermediaries to purchase shares through other distribution arrangements, subject to applicable laws. The Acquiring Fund has the discretion to modify or waive these requirements. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

Comparison of Purchase and Redemption Procedures and Exchange Rights

Purchase Procedures

The Target Companies’ and Acquiring Fund’s common shares or Common Shares are not publicly traded on a national securities exchange and are primarily appropriate as long-term investments. Shares of the Target Companies and Acquiring Fund may be purchased through the Fundrise Platform or through financial intermediaries. Financial intermediaries may only purchase shares of a Target Company or the Acquiring Fund through the Fundrise Platform. Each Target Company’s common shares are offered, either through a Regulation A or a Regulation D offering, at a purchase price that is adjusted periodically throughout the year at an amount calculated to be no less than the Target Company’s NAV per share at that time. The Acquiring Fund’s shares may be purchased on a continuous basis at NAV per share.

In a Regulation A offering, a Target Company’s purchase procedures allow for the offering of its shares to “qualified purchasers” as defined in Regulation A. A “qualified purchaser” includes “accredited investors,” as defined in Section 501(a) of Regulation D, as well as all other investors so long as their investment in a Target Company’s common shares does not represent more than 10% of the greater of their annual income or net worth (for natural persons), or 10% of the greater of annual revenue or net assets at fiscal year-end (for non-natural persons). However, a Target Company’s common shares are offered and sold only to those investors that are within the latter category (i.e., investors whose investment in common shares does not represent more than 10% of the applicable amount), regardless of an investor’s status as an “accredited investor.”

Purchases of a Target Company’s common shares offered pursuant to Regulation A are limited to $75 million on a rolling 12-month basis. This limitation does not apply to private placement offerings of a Target Company’s common shares under Regulation D, but such offerings may only be made to “accredited investors.”

In a Regulation D offering, referred to as a “private placement,” sales of a Target Company’s common shares are subject to different restrictions and investment minimums. There is no limit to the number of shares which may be purchased pursuant to Regulation D. Common shares purchased in a “private placement,” unlike those shares purchased in an offering pursuant to Regulation A, will be restricted securities and subject to the requirements and conditions of resale, including pursuant to Rule 144 of the 1933 Act. However, investors holding such restricted securities would still be able to redeem their shares without effect of such transfer restrictions in accordance with a Target Company’s redemption plan.

No such offering restrictions apply to the purchase of the Acquiring Fund’s Common Shares. However, to maintain REIT tax status, the Acquiring Fund, in addition to each REIT Target Company, among other requirements, must have no more than 50% in value of its outstanding shares owned, either directly or indirectly, by five or fewer individuals, as defined in the Code to include certain kinds of entities, during the last half of any taxable year, other than the first year for which a REIT election for tax purposes is made. To assist the Acquiring Fund in qualifying for taxation as a REIT, the Acquiring Fund’s and each REIT Target Company’s Operating Agreement contains an aggregate share ownership limit and a common shares ownership limit. Generally, any of the Acquiring Fund’s and each Target Company’s shares owned by affiliated owners will be added together for purposes of the aggregate share ownership limit and any common shares owned by affiliated owners will be added together for purposes of the common shares ownership limit.

Redemption Procedures

The redemption plans of the Target Companies and the Acquiring Fund are similar in that each plan allows shareholders to obtain liquidity through the redemption of shares. One of the primary differences between the plans is that the targeted maximum number of shares that a REIT Target Company redeems annually is 20%, while the Acquiring Fund will offer to repurchase between 5% and 25% each quarter under its redemption plan. The targeted maximum number of shares that the eFund redeems annually is 5%. Additionally, a Target Company limits the amount of shares that any one shareholder may redeem during each quarter and the Manager has greater discretion to suspend redemptions as compared to the Manager’s discretion to suspend redemptions for the Acquiring Fund.

Each Target Company has adopted a redemption plan that offers shareholders the opportunity to obtain liquidity. Each REIT Target Company’s redemption plan offers quarterly redemptions which offers monthly redemptions. Under a Target Company’s redemption plan, a shareholder may only (a) have one outstanding redemption request at any given time and (b) request that the Manager redeem up to the lesser of 5,000 common shares or $50,000 worth of common shares per redemption request. Each Target Company’s redemption plan is subject to liquidity limitations, and the Manager retains the ability to amend, suspend, or terminate the redemption plan at any time. A Target Company is not obligated to redeem common shares under the redemption plan.

Under each Target Company’s redemption plan, the per share redemption price will be calculated as a percentage of the NAV per share for the Target Company’s common shares in effect at the time of the redemption request, as determined based upon the holding period from the date of settlement. There is no penalty charged for redemption requests made for a Target Company upon the death or “qualified disability” of a shareholder.

The Acquiring Fund will make quarterly offers to repurchase between 5% and 25% of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with relevant regulatory requirements. The Acquiring Fund’s Board will approve the percentage of Acquiring Fund Common Shares to be repurchased each quarter. Written notifications of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to shareholders of the Acquiring Fund at least 21 calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their shares in response to a repurchase offer) (the “Repurchase Request Deadline”); however, the Acquiring Fund will seek to provide such written notification earlier but no more than 42 calendar days before the Repurchase Request Deadline.

The NAV will be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Acquiring Fund will distribute payment to shareholders within seven calendar days after the Repurchase Pricing Date. Assuming that the Subsequent Merger has not closed, the Acquiring Fund expects its initial repurchase offer to be completed no later than two calendar quarters after the Acquiring Fund’s initial effective date. The Acquiring Fund’s offer to purchase shares is a fundamental policy that may not be changed without the approval of the holders of a majority of the Acquiring Fund’s outstanding voting securities (as defined in the 1940 Act).

If a repurchase offer is oversubscribed and the Acquiring Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Acquiring Fund is entitled to purchase, the Acquiring Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Notwithstanding the foregoing, if the Acquiring Fund’s repurchase offer pursuant to Rule 23c-3 under the 1940 Act is oversubscribed, the Fund may make a supplemental offer (pursuant to Rule 23c-1 under the 1940 Act) to repurchase shares that are tendered by the descendants or estate of a deceased shareholder (a “Legacy Repurchase”) in an amount determined by the Board, taking into account the liquidity of the Fund’s assets. In the event a Legacy Repurchase by the Acquiring Fund is oversubscribed, the Fund will repurchase the shares tendered on a pro rata basis. The Acquiring Fund’s repurchase offers may subject the Fund and shareholders to special risks.

Exchange Rights

None of the Target Companies nor the Acquiring Fund offer pre-emptive, exchange or conversion rights.

Comparison of Distribution Policies

The Acquiring Fund and Target Companies intend to declare and pay dividends, if any, quarterly, or more or less frequently as determined by the Board, with respect to the Acquiring Fund, or the Manager, with respect to the Target Companies, in arrears. The distribution rate may be modified by the Board or Manager, as the case may be, from time to time. The Board, or in the case of the Target Companies, the Manager, has reserved the right to change or suspend the distribution policy from time to time. Under the dividend reinvestment plan of the Acquiring Fund, and with the affirmative election by the shareholder, the dividends paid by the Acquiring Fund will automatically reinvest any dividends from net investment income or capital gains distributions into new shares.

Each of the REIT Target Companies and the Acquiring Fund are subject to the REIT distribution requirements, which generally require that the relevant Target Companies and the Acquiring Fund make aggregate annual distributions to shareholders of at least 90% of the relevant Target Companies’ and the Acquiring Fund’s REIT taxable income, computed without regard to the dividends paid deduction and excluding net capital gain. Distributions will be authorized at the discretion of the Board and/or the Manager, in accordance with the Target Companies’ or the Acquiring Fund’s earnings, present and reasonably projected future cash flows and general financial condition. The discretion of the Board will be directed, in substantial part, by the obligation to comply with the REIT requirements and to avoid U.S. federal income and excise taxes on retained income and gains.

For additional information about the dividend reinvestment plan, see the section titled “Dividend Reinvestment Plan” in the Acquiring Fund’s prospectus.

Comparison of Accounting Policies

The Acquiring Fund’s accounting records are prepared in accordance with U.S. GAAP, and, as a registered investment company, the Acquiring Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) ASC Topic 946, Financial Services – Investment Companies. The Target Companies are not registered investment companies, and, accordingly, their accounting records are also prepared in accordance with U.S. GAAP but not ASC 946, which results in differences between the accounting policies of the Acquiring Fund and those of the Target Companies. Key differences relate to how the Target Companies and Acquiring Fund account for investments. The Target Companies generally account for investments as equity method investees, real estate debt investments, or wholly-owned entities. Investments held as equity method investees are originally recorded at cost and adjusted to recognize their share of net earnings or losses as they occur, with losses limited to the extent of the Target Company’s investment in, advances to, and commitments to the investee. Real estate debt investments are carried at cost, net of unamortized loan origination costs and fees, discounts, repayments and unfunded commitments, if applicable, and such loans or investments are subject to impairment. Wholly-owned entities are consolidated by the Target Companies. The Acquiring Fund will generally record and carry all investments at fair value in accordance with ASC 946, subject to applicable exceptions.

Comparison of Forms of Organization and Securities to be Issued

The Acquiring Fund is a newly organized Delaware limited liability company pursuant to the Delaware Limited Liability Company Act (6 Del. C. § 18-101 et seq.) (the “Delaware LLC Act”) that is registered under the 1940 Act, as a non-diversified, closed-end management investment company that is operated as an “interval fund.” As each Target Company is also a limited liability company formed under the Delaware LLC Act, there are no material differences between the rights of shareholders of the Target Companies as compared to the Acquiring Fund under the governing state laws. There are differences in the rights to shareholders under the various governing documents for each Target Company and the Acquiring Fund. The material differences are detailed below.

The following is a discussion of certain important provisions of the governing instruments of the Target Companies and the Acquiring Fund but is not intended to be a complete description. Further information about each Target Company’s and the Acquiring Fund’s governance structure is contained in the Acquiring Fund’s SAI, and each Target Company’s offering circular, and each Target Company’s and the Acquiring Fund’s governing documents, which are on file with the SEC.

Organization and Governing Law. Each Target Company was formed as a Delaware limited liability company pursuant to a Certificate of Formation and an Operating Agreement (the Operating Agreement and the Certificate of Formation are referred to collectively as the “Governing Documents”) as of the dates below:

●	Development eREIT was formed on February 1, 2019;
●	Equity REIT was formed on June 30, 2015;
●	East Coast was formed on November 19, 2015;
●	eFund was formed on November 19, 2015;
●	Growth eREIT II was formed on November 19, 2015;
●	Growth eREIT III was formed on October 5, 2018;
●	Midland was formed on November 19, 2015; and
●	West Coast was formed on November 19, 2015.

The Acquiring Fund was organized as a Delaware limited liability company on January 17, 2025 pursuant to its Governing Documents and will commence operations on the closing date of the Mergers.

Each Target Company’s business and affairs are managed under the supervision of the Manager as external manager to each Target Company. The Acquiring Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Acquiring Fund’s management and operations. The Board has all powers necessary and convenient to carry out this responsibility, including the appointment and removal of the Acquiring Fund’s officers. The Board appoints officers who are responsible for the day-to-day operations of the Acquiring Fund and who execute policies authorized by the Board. With respect to the management of the business of a Target Company, on the one hand, and its officers and agents, on the other hand, the Manager has identical authority and functions as the board of directors and officers, respectively, of a corporation organized under the Delaware General Corporation Law would have. Each Target Company and the Acquiring Fund is subject to federal securities laws, including, with respect to the Acquiring Fund, the 1940 Act and the rules and regulations promulgated by the SEC thereunder.

Registration under the 1940 Act. Each Target Company conducts its operations so as not to require registration under the 1940 Act. The Acquiring Fund will be registered under the 1940 Act as a closed-end interval fund. As a registered fund, the Acquiring Fund will be subject to additional legal requirements, restrictions, and SEC oversight which generally offer greater protections to shareholders. As an interval fund, and unlike most closed-end funds, which typically list their shares on a securities exchange, the Acquiring Fund does not currently intend to list its shares for trading on any securities exchange and does not expect any secondary market to develop for the shares in the foreseeable future. To provide some liquidity to shareholders, the Acquiring Fund is structured as an “interval fund” and will conduct quarterly repurchase offers for a limited amount of the shares. The Acquiring Fund, similar to a mutual fund, is subject to continuous asset in-flows (purchases), although not subject to continuous out-flows (redemptions).

Shares. Each Target Company is authorized to issue an unlimited number of common shares and preferred shares and the Acquiring Fund is authorized to issue an unlimited number of Common Shares and Preferred Shares (as defined in the Acquiring Fund Agreement) for any purpose at any time and from time to time to such persons for such consideration (which may be cash, property, services or any other lawful consideration) or for no consideration and on such terms and conditions as the Manager shall determine, all without the approval of any shareholders. Each common share of each Target Company and Common Share of the Acquiring Fund represent an equal, proportionate interest in such Target Company or Acquiring Fund with other common shareholders of the same Target Company or Acquiring Fund. None of the Target Companies nor the Acquiring Fund currently offer preferred shares or Preferred Shares or any share class other than common shares or Common Shares.

Common shares of each Target Company and Common Shares of the Acquiring Fund are entitled to receive distributions on an equal per-share basis. Such distributions, if any, made with respect to a Target Company or the Acquiring Fund as are declared by its Manager with respect to a Target Company and the Board with respect to the Acquiring Fund, may vary in amount among the classes of a Target Company or the Acquiring Fund to reflect class-specific expenses. Such distributions may be in cash, in kind or in additional shares.

In any liquidation of the Acquiring Fund, each common shareholder is entitled to receive his or her pro rata share of the net assets of the Acquiring Fund, after satisfaction of all outstanding liabilities and expenses. Holders of common shares of a Target Company are entitled to the payment of distributions when, as and if declared by the Manager in the case of a Target Company and the Board in the case of the Acquiring Fund. Upon liquidation of a Target Company, after paying or adequately providing for the payment of all liabilities and the liquidation preference with respect to any outstanding preferred shares, the Manager or liquidator may distribute the remaining assets of the Target Company among the holders of common shares on an equal per-share basis.

Each Target Company and the Acquiring Fund may authorize and issue preferred shares or Preferred Shares, with such rights as determined by the Manager in the case of the Target Companies or the Board in the case of the Acquiring Fund, by action of the Manager or Board as applicable and without prior approval of the holders of common shares or Common Shares. Shareholders of the Target Companies’ and Acquiring Fund’s common shares or Common Shares have no preemptive right to purchase any preferred shares issued by such Target Company or Acquiring Fund. Preferred Shares offered by the Acquiring Fund are subject to the limits imposed by the 1940 Act. Under the 1940 Act, the Acquiring Fund may not issue Preferred Shares if, immediately after issuance, the Acquiring Fund would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of Preferred Shares outstanding, the Acquiring Fund is required to have at least two dollars of assets). The Target Companies are not subject to an asset coverage limitation. No Target Company has offered, and the Acquiring Fund does not currently intend to offer, Preferred Shares.

The terms of the preferred shares, if any, including their distribution rate, voting rights, liquidation preference and redemption provisions, are determined by the Manager in the case of a Target Company and the Board in the case of the Acquiring Fund and reflected in a written action or actions approved by the Manager or Board, as applicable, in compliance with applicable law and a Target Company’s or the Acquiring Fund’s Operating Agreement.

Shares of each REIT Target Company and the Acquiring Fund are subject to certain ownership limitations and transfer restrictions to assist the REIT Target Company or the Acquiring Fund in qualifying as a REIT. Generally, no person, other than an excepted holder as determined by a Target Company’s or the Acquiring Fund’s Operating Agreement, Board, for the Acquiring Fund, or Manager, for the Target Companies, may beneficially or constructively own shares in excess of 9.8% in value or in number of shares (whichever is more restrictive) of the Target Company or the Acquiring Fund of the aggregate outstanding shares, or such other percentage determined by the Manager in the case of the Target Company or the Board in the case of the Acquiring Fund in accordance with each Target Company’s and the Acquiring Fund’s Operating Agreement. In addition, no person shall beneficially own or constructively own shares to the extent that such beneficial ownership or constructive ownership of shares would result in a REIT Target Company or the Acquiring Fund being “closely held” within the meaning of Section 856(h) of the Code or otherwise failing to qualify as a REIT.

If any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any person to acquire or change its beneficial ownership or constructive ownership of shares or the right to vote or receive distributions on shares, or any agreement to take any such actions or cause any such events (a “Transfer of Shares” or “Non-Transfer Event”) occurs which, if effective, would result in any person beneficially owning or constructively owning shares in violation of the preceding paragraph, then that number of shares the beneficial ownership or constructive ownership of which otherwise would cause such violation shall be automatically transferred to a trust for the benefit of a charitable beneficiary, as designated by such Target Company or the Acquiring Fund, or one or more other beneficiaries, provided that each such beneficiary must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

If the Manager, in the case of a Target Company, or the Board, in the case of the Acquiring Fund, shall at any time determine in good faith that a Transfer or Non-Transfer Event has taken place that results in a violation of the aforementioned limitations or that a person intends to acquire or has attempted to acquire beneficial ownership or constructive ownership of any shares in violation of these limitations (whether or not such violation is intended), the Manager, in the case of a Target Company, or the Board, in the case of the Acquiring Fund, shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or Non-Transfer Event or otherwise prevent such violation, including, without limitation, causing the Target Company or the Acquiring Fund to redeem shares, refusing to give effect to such Transfer or Non-Transfer Event on the books of the Target Company or the Acquiring Fund or instituting proceedings to enjoin such Transfer or Non-Transfer Event; provided, however, that any Transfer or attempted Transfer or other event in violation of the limitations (or Non-Transfer Event) shall automatically result in the transfer to a trust, as described above, and, where applicable, such Transfer (or Non-Transfer Event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Manager or Board as applicable.

Shareholder Meetings and Rights of Shareholders to Call a Meeting. No Target Company is required to hold annual shareholders’ meetings under the Delaware LLC Act or its applicable Operating Agreement. Likewise, the Acquiring Fund is not required to hold annual shareholders’ meetings under the Delaware LLC Act or its Operating Agreement, except as required by applicable federal law. The Acquiring Fund does not intend to hold annual meetings of shareholders. The Governing Documents of each Target Company generally provide that special meetings of shareholders may be called for any purpose determined by the Manager from time to time for the purpose of taking action upon any matter requiring the vote or authority of the shareholders or upon any other matter deemed by the Manager to be necessary or desirable. The Governing Documents of the Acquiring Fund generally provide that special meetings of shareholders may be called for any purpose determined by the Board from time to time for the purpose of taking action upon any matter requiring the vote or authority of the shareholders or upon any other matter deemed by the Board to be necessary or desirable. The Operating Agreement of the Acquiring Fund generally provides shareholders will have power to vote only: (i) for the election or removal of directors; (ii) with respect to such additional matters relating to the Acquiring Fund as may be required by applicable law, the Operating Agreement, or any registration statement of the Acquiring Fund with the SEC (or any successor agency) or any state; and (iii) as the directors may consider necessary or desirable in their sole discretion. Outstanding shares may be voted in person or by proxy. In addition, any action requiring a vote or authority of the shareholders may be taken without a meeting if shareholders entitled to cast a sufficient number of votes to approve the matter as required by statute or the Operating Agreement, as the case may be, consent to the action in writing.

Quorum. For each Target Company, a majority of the outstanding shares entitled to vote on any matter at a shareholders’ meeting, which are present in person or represented by proxy, will constitute a quorum at the shareholders’ meeting, but twenty-five percent (25%) shall be sufficient for adjournments. A majority of the shares entitled to vote on any matter voted at a meeting at which a quorum is present shall decide any matters presented at the meeting, except when a different vote is required or permitted by any express provision of each Target Companies’ Operating Agreement. For the Acquiring Fund, except when a larger quorum is required by any provision of the Operating Agreement or by applicable law, thirty-three and one-third percent (33-1/3%) of the shares entitled to vote shall constitute a quorum at a shareholders’ meeting. Except when a larger vote is required by applicable law or any provision of the Operating Agreement, when a quorum is present at any meeting, a majority of the shares shall decide any questions and a plurality of the shares voted shall elect a director, provided that where any provision of law or of the Operating Agreement requires that the holders of any series shall vote as a series (or that holders of a class shall vote as a class), then a majority of the shares of that series (or class) voted on the matter (or a plurality with respect to the election of a director) shall decide that matter insofar as that series (or class) is concerned.

Number of Votes; Aggregate Voting. The Governing Documents of each Target Company and the Acquiring Fund provide that each common shareholder is entitled to one vote for each whole share held (and for the Acquiring Fund each fractional share is entitled to a proportionate fractional vote), on any and all matters submitted to the consent or approval of Members generally. Neither the common shareholders of a Target Company nor the Acquiring Fund are entitled to cumulative voting.

Shareholders of the Target Companies may remove the Manager, from its role as manager of a Target Company, for “cause” upon the affirmative vote or consent of the holders of two-thirds (2/3) of the then issued and outstanding common shares. If the Manager is removed for “cause” the shareholders have the power to elect a replacement Manager upon the affirmative vote or consent of the holders of a majority of the then issued and outstanding common shares. For purposes of removal of this paragraph, “cause” is defined as: (i) the Manager’s continued breach of any material provision of the Operating Agreement following a period of 30 days after written notice thereof (or 45 days after written notice of such breach if the Manager, under certain circumstances, has taken steps to cure such breach within 30 days of the written notice); (ii) the commencement of any proceeding relating to the bankruptcy or insolvency of the Manager, including an order for relief in an involuntary bankruptcy case or the Manager authorizing or filing a voluntary bankruptcy petition; (iii) the Manager committing fraud against the Target Company, misappropriating or embezzling its funds, or acting, or failing to act, in a manner constituting bad faith, willful misconduct, gross negligence or reckless disregard in the performance of its duties under the Operating Agreement; provided, however, that if any of these actions is caused by an employee, personnel and/or officer of the Manager or one of its affiliates and the Manager (or such affiliate) takes all necessary and appropriate action against such person and cures the damage caused by such actions within 30 days of the Manager’s actual knowledge of its commission or omission, then the Manager may not be removed; or (iv) the dissolution of the Manager. The Acquiring Fund’s Operating Agreement does not have a comparable provision regarding removal of the Manager from its role as investment adviser.

Liability of Shareholders. Consistent with the Delaware LLC Act, the Operating Agreement of each Target Company and the Acquiring Fund generally provides that shareholders will not be subject to personal liability for the obligations of the Target Company and the Acquiring Fund. Similar statutory or other authority limiting statutory trust shareholder liability does not apply in many other states, however, and a shareholder subject to proceedings in courts in other states, which may not apply Delaware law, may be subject to liability. To guard against this risk, each Operating Agreement contains an express disclaimer that a shareholder shall not be obligated personally for any such debt, obligation or liability of the Target Company and the Acquiring Fund solely by reason of being a shareholder.

Liability of Manager. Consistent with the 1940 Act, the Operating Agreement of the Acquiring Fund generally provide that no director, officer, employee or agent of the Acquiring Fund shall be subject to any personal liability in connection with the assets or affairs of the Acquiring Fund, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification of the Manager or the Board. The Operating Agreements of each Target Company and the Acquiring Fund provides that, among others, each of its Manager (with respect to a Target Company), Board (with respect to an Acquiring Fund), directors, officers, employees and agents (“Covered Persons”) shall be indemnified by the Target Company or Acquiring Fund, as applicable, to the fullest extent permitted by applicable laws. The Operating Agreements of each Target Company and the Acquiring Fund provide that every Covered Person shall be indemnified by the Target Company and the Acquiring Fund for expenses actually or reasonably incurred in the defense or settlement of any proceeding to which such Covered Person is made a party or is threatened to be made a party by reason of the fact that such person is a Covered Person. A Target Company or the Acquiring Fund may advance to such Covered Persons such expenses in advance of the proceeding’s final disposition.

Any indemnification required or permitted under the Operating Agreement (unless ordered by a court) must be made by such Target Company or Acquiring Fund, unless the Manager (with respect to a Target Company), or a court (with respect to an Acquiring Fund), determines in the specific case that indemnification of the Covered Person is not proper in the circumstances. Such determination shall be made in good faith by the Manager, for the Target Companies, provided that if such entity, or an affiliate of such entity, is the Covered Person, then by a majority vote of the directors of the Target Company who are not parties to the applicable suit, action or proceeding. To the extent, however, that an Covered Person is successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such Covered Person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such Covered Person in connection therewith, notwithstanding an earlier determination by the Manager that the Covered Person had not met the applicable standard of conduct.

With respect to the Acquiring Fund, in the event of a settlement, a Covered Person will not be indemnified unless there is a determination that they had not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties by a court; a majority of the directors of the Acquiring Fund who are not “interested persons” and who are not parties to the matter; or by written opinion of independent legal counsel.

Amendment of Operating Agreement. Generally, the Manager of the Target Company and the Board of the Acquiring Fund have the right to amend the Operating Agreement of a respective Target Company or the Acquiring Fund. Shareholders of the Target Company have the power to vote on any amendment to the Operating Agreement if such amendment (1) affects the shareholders disproportionately; or (2) materially and adversely affects the rights of shareholders. No vote or consent of any shareholder of the Acquiring Fund is required for any amendment, modification and/or restatement of the Operating Agreement except: (i) as determined by the directors in their sole discretion; or (ii) as required by applicable law, including the 1940 Act, but only to the extent so required.

Board Structure. The Board of the Acquiring Fund is currently composed of five directors, four of whom are Independent Directors. The directors meet periodically throughout the year to discuss and consider matters concerning the Acquiring Fund and to oversee the Acquiring Fund’s activities, including its investment performance, compliance program and risks associated with its activities. The Board oversees the management of the Acquiring Fund, and the Acquiring Fund’s Operating Agreement provides that, except as required by federal law including the 1940 Act, neither the directors nor any officer of the Acquiring Fund shall owe any fiduciary duty to the Fund or any shareholder. However, nothing in the Acquiring Fund’s Operating Agreement shall apply to, or in any way limit, any duties (including state law fiduciary duties of loyalty and care) or liabilities of directors or officers of the Acquiring Fund with respect to matters arising under the federal securities laws. The Target Companies do not have a board.

Jurisdiction, Arbitration, and Waiver of Jury Trial. The Operating Agreements of each Target Company requires that any actions by shareholders against the Target Company, except for actions under the U.S. federal securities laws to the extent that any such federal securities laws, rules or regulations, do not permit the application of the Operating Agreement provisions, be brought only in the United States federal court sitting in Wilmington, Delaware. Furthermore, the Operating Agreements provide that each shareholder irrevocably submits to the non-exclusive jurisdiction and venue of any Delaware state court or U.S. federal court sitting in Wilmington, Delaware in any action arising out of the Operating Agreement. Additionally, the Operating Agreements for Development eREIT and Growth eREIT III, provide that any party to the Operating Agreement may, at its sole election, require that the sole and exclusive forum and remedy for resolution of a claim be final and binding arbitration conducted in the Washington D.C. metro area. The party initiating arbitration shall do so with the American Arbitration Association (the “AAA”) or Judicial Arbitration and Mediation Services (JAMS). The Operating Agreements for the other Target Companies contain no such provision. The Operating Agreement of Development eREIT and Growth eREIT III also requires that a shareholder’s right to a jury trial be waived to the fullest extent permitted by law in any litigation relating to the shareholder’s investment in Target Company.

The Operating Agreement of the Acquiring Fund provides that it be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflict of laws and that each shareholder of the Acquiring Fund irrevocably submits to the non-exclusive jurisdiction and venue of any Delaware state court or U.S. federal court sitting in Wilmington, Delaware in any action arising out of the Operating Agreement. The Operating Agreement of the Acquiring Fund further provides that any party to the Operating Agreement may, at its sole election, require that the sole and exclusive forum and remedy for resolution of a claim be final and binding arbitration which will be conducted in the Washington D.C. metro area. The mandatory arbitration provisions in the Operating Agreements of the Acquiring Fund do not apply to claims arising under the federal securities laws. The Operating Agreement of the Acquiring Fund also requires that a shareholder’s right to a jury trial be waived to the fullest extent permitted by law in any litigation relating to the shareholder’s investment in the Acquiring Fund. As such, an individual purchasing shares in the Acquiring Fund will be bound by the provisions of the Operating Agreement and will waive their right to a jury trial. There is a question regarding the enforceability of the exclusive jurisdiction forum provision in the Acquiring Fund’s Operating Agreement because the 1933 Act and the 1940 Act permit shareholders to bring claims arising under such statutes in both state and federal courts.

Where to Find More Information

For more information about the management of a Target Company or the Acquiring Fund, or their policies with respect to dividends and distributions, and the pricing, purchase, redemption and repurchase of shares of a Target Company or the Acquiring Fund, U.S. federal income tax considerations relating to the ownership of shares of a Target Company or the Acquiring Fund and distribution arrangements of a Target Company or the Acquiring Fund, please see a Target Company’s offering circular and the Acquiring Fund’s prospectus.

THE MERGERS

Summary of the Merger Agreement

The terms and conditions under which the Mergers may be consummated are set forth in the Merger Agreement. Significant provisions of the Merger Agreement are summarized below. A copy of the Merger Agreement is attached as Exhibit A to this Information Statement.

At the effective time of a Merger, for each respective Target Company, (1) the Target Company will be merged into the Acquiring Fund and the Acquiring Fund will be the surviving entity of the Merger and the separate existence of the Target Company shall terminate; (2) the real and personal property, other assets, rights, privileges, immunities, powers, purposes, franchises, liabilities and obligations of the Target Company will continue unaffected and unimpaired by the Mergers and shall be merged into the Acquiring Fund; and (3) the Acquiring Fund will issue Acquiring Fund Common Shares to the shareholders of the Target Company for each issued and outstanding common share of the Target Company based on the “Exchange Ratio” for each issued and outstanding common share of the Target Company. The “Exchange Ratio” will be the ratio calculated based on (i) the NAV per share, as of the “Valuation Time” (as defined in the Merger Agreement), of each Target Company common share as determined in accordance with the Operating Agreement and valuation procedures of each Target Company divided by (ii) the NAV per share, as of the Valuation Time, of a Acquiring Fund Common Share as determined in accordance with the valuation procedures of the Acquiring Fund. The NAV will be calculated in accordance with the requirements of the 1940 Act and Accounting Standards Codification 820 of the Financial Accounting Standards Board’s Generally Accepted Accounting Principles’ guidance. Immediately following the effective time of a Merger, the Acquiring Fund will distribute Common Shares of the Acquiring Fund to shareholders of the Target Company and shareholders of the Target Company receiving shares of the Acquiring Fund through the distribution shall be admitted as members of the Acquiring Fund according to the terms of the Acquiring Fund’s Operating Agreement.

The total value of the Acquiring Fund shares that shareholders will receive in a Merger will be the same as the total value of the shares of the Target Company that shareholders held immediately prior to the Merger. No sales charges or redemption fees will be imposed in connection with the Merger.

Each Target Company and the Acquiring Fund will be required to make representations and warranties in the Merger Agreement that are customary in matters such as the Mergers.

If all of the closing conditions set forth in the Merger Agreement are satisfied or waived with respect to a Target Company, consummation of a Merger is currently expected to occur at 8:00 a.m. Eastern time on a date mutually agreed to by the parties to the Merger Agreement that is anticipated to occur as soon as reasonably practicable after (and in any event not earlier than one week after) the Information Statement is delivered to shareholders (the “Merger Date”). The certificate of merger for each Merger will be filed with the Secretary of State of Delaware in advance of the Merger Date and will specify that each Merger shall become effective as of the Merger Date. A certificate of merger when effective with the Secretary of State of Delaware will also serve as the certificate of cancellation of each Target Company.

If a Merger does not close with respect to any or all of the Target Companies, the Manager will consider what additional action to take. The Merger Agreement may be terminated, and a Merger may be abandoned at any time by mutual agreement of the parties. The Merger Agreement may be amended or modified in a writing signed by the parties to the Merger Agreement.

Considerations in Approving the Mergers

No Shareholder Vote Required

Pursuant to each Target Company’s operating agreement, a Merger only requires the approval of the Manager and the Independent Representative (as described below). No vote of a Target Company or its shareholders is required to approve a Merger. The Manager and the Independent Representative have each determined that each Merger is advisable, in the best interests of each Target Company and its shareholders, and that the interests of each Target Company’s existing shareholders will not be diluted as a result of its Merger. The Manager and the Independent Representative approved each Merger as of June 6, 2025 and July 2, 2025, respectively. In addition, the Acquiring Fund’s Operating Agreement provides that the Board, in its sole discretion, may approve a Merger and that no shareholder approval is required under the Operating Agreement unless otherwise required by applicable law. No shareholder vote is required under the 1940 Act, the applicable SEC staff no-action letter, or other applicable law to approve the Mergers. The Board approved the Mergers on June 6, 2025. As a result, the Acquiring Fund is not required to obtain shareholder approval. Each Merger is contingent upon the approval of each other such Merger by the Board, the Manager and the Independent Representative, and such approvals have been given.

Approval by the Independent Representative and Manager

In order to address circumstances where the Sponsor, Manager or any of their respective affiliates are entering into a “principal transaction,” such as these Mergers, the Manager has appointed the Independent Representative to protect the interests of the Target Companies’ shareholders and review and approve such transactions. Principal transactions are defined as transactions between the Sponsor, Manager or their affiliates, on the one hand, and a Target Company or one of its subsidiaries, on the other hand. The Manager is only authorized to execute principal transactions with the prior approval of the Independent Representative and in accordance with applicable law. Such prior approval may include, but need not be limited to, pricing methodology for the acquisition of assets and/or liabilities for which there are no readily observable market prices. Each Merger is a “principal transaction” under each Target Company’s Operating Agreement because it involves each Target Company and an affiliate of the Sponsor and Manager, namely, the Acquiring Fund (which is affiliated with the Manager by virtue of the Manager being the Acquiring Fund’s investment adviser); therefore, each Merger is subject to approval of the Independent Representative, which approvals were given on July 2, 2025.

The Manager appointed William Thomas Lockard, Jr. to serve as the Independent Representative for each of the Target Companies to protect the interests of the shareholders and review and approve any transactions in which the Sponsor, Manager or their affiliates have a conflict of interest with the Target Companies or a transaction deemed to be a “principal transaction.” The Manager believes that Mr. Lockard is independent based on the criteria for an “interested person” set forth in Section 2(a)(19) of the 1940 Act. Each Target Company pays an annual fee to the Independent Representative for serving in such capacity.

Mr. Lockard was most recently the Managing Director and Head of Municipal Finance for InspereX, a fixed-income broker dealer. He worked for 30 years as a public finance investment banker at closely held San Francisco-based Stone & Youngberg and was co-founder of 280 CapMarkets, which as of July 1, 2021 merged with Incapital, LLC to form InspereX. Over the course of his banking career he structured more than 500 California local government financings representing more than $6 billion in public infrastructure and housing related projects. Mr. Lockard was a partner in the firm and served on both the firm’s board of directors and executive management committee.

Following the sale of Stone & Youngberg to Stifel, Mr. Lockard joined Rise Companies Corp. in 2014 as a Senior Vice President. Beginning in July 2015, Mr. Lockard transitioned from an employee of Rise Companies Corp. to a senior advisor. In December 2015, as noted above, Mr. Lockard agreed to become the Independent Representative and no longer acts as a senior advisor to Rise Companies Corp.

Mr. Lockard earned a bachelor’s degree from Stanford University, a master’s degree from Claremont Graduate University, and an MBA from the University of Pennsylvania’s Wharton School. Mr. Lockard served as a trustee of the University of Pennsylvania. He is a Stanford University Associate. He is the president of the board of trustees for the San Francisco Mechanics’ Institute. Mr. Lockard serves as the board treasurer for the Working Waterfront Coalition, a Bay Area non-profit job development program and is a board member of Education Housing Partners, a California non-profit developing affordable teacher housing. He is a board member of the Salesian Boys’ and Girls’ Club San Francisco. Mr. Lockard has served as treasurer on the boards of the Center for Investigative Reporting, Coro of Northern California and the ACLU of Northern California. Mr. Lockard is a full member of the Urban Land Institute, a member of the San Francisco Golden Gate chapter of the land use society Lambda Alpha International, and a member of the Stanford Real Estate Council.

As discussed further below under “Approval by the Board,” the Manager has determined that consolidating the Target Companies into a single, closed-end interval fund would likely result in, among other benefits, each of the following: (i) potentially streamlining operations, cutting administrative costs and maximizing returns to the benefit of shareholders, and (ii) offering increased liquidity to shareholders through the interval fund structure. While registration of the Acquiring Fund with the SEC as an investment company is costly and subjects the Acquiring Fund to a host of complex regulations, the shareholder protections provided by the 1940 Act and the other benefits that derive from operating as a closed-end interval fund outweighed the anticipated costs of such regulation.

The Manager may in the future recommend to the Board and the board of directors of the Flagship Fund that each board approve the Subsequent Merger. However, such recommendation has not been made at this time. The Subsequent Merger would occur shortly subsequent to the Mergers, but not before the Acquiring Fund has operated for a minimum of multiple weeks. The Flagship Fund, like the Acquiring Fund, is an “interval fund.”

Taking into consideration each of these factors, as well as the applicable factors set forth below under “Approval by the Board,” among others, the Independent Representative and the Manager of the Target Companies have determined that the Mergers are fair and reasonable, and in the best interest of the Target Companies and their shareholders to reorganize each Target Company with and into the Acquiring Fund. In making this determination, the Independent Representative and the Manager considered the ongoing costs that would be sustained if the Target Companies remained standalone entities and determined that the reorganization of the Target Companies with and into the Acquiring Fund would provide the most value to shareholders.

The Manager did not consider a reorganization or merger with a third party or a sale of the entities because it believes that the competitive advantages of having the Manager serve as investment adviser to the combined entity, similar to and in continuation of its current role as Manager to the Target Companies is critical to the Acquiring Fund’s success. As discussed further below, the Acquiring Fund’s Sponsor, which is also the Sponsor of the Target Companies, has a highly experienced management team, vast real estate investment experience, and extensive market knowledge and industry relationships, from which the Target Companies currently benefit, and from which the Manager believes the Acquiring Fund will also benefit.

Approval by the Board

The Manager recommended that the Board approve the proposed Mergers with respect to the Acquiring Fund. The Manager made the recommendation to the Board at a Board meeting on June 6, 2025, including its view that the Mergers would be in the best interest of each Target Company and the Acquiring Fund, and their respective shareholders. In connection with the Board meeting, the Manager provided information to the Board about the Mergers, including information with respect to the Manager, and responded to a number of questions from the Board.

The Board reviewed each Merger separately with respect to the interests of the Acquiring Fund. After careful consideration, the directors, including the Independent Directors, unanimously approved the Merger Agreement. In approving the Mergers, the Board, including the Independent Directors, determined that participation in the Mergers is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund (if any) will not be diluted as a result of the Mergers. The Board noted that the Acquiring Fund has no shareholders (other than the Sponsor in connection with its contribution of the initial seed capital of the Acquiring Fund). The determination to approve the Mergers was made on the basis of each director’s business judgment after consideration of all of the factors deemed relevant to each director taken as a whole, though individual directors may have placed different weights on various factors and assigned different degrees of materiality to various conclusions.

In approving the Merger Agreement, the Board considered the potential costs and benefits of the Mergers, including the following factors outlined below, based on the information provided by the Manager. However, there can be no assurance that these or other benefits will be achieved. The considerations noted below are based on information as of June 6, 2025.

1.	Consolidation into a single fund. The Board considered that the Manager is the external manager to the Target Companies, whose shares are offered pursuant to Regulation A, and, at times, Regulation D under the 1933 Act and are not registered under the 1940 Act and that the Manager is also the adviser to closed-end interval funds registered under the 1940 Act, such as the Acquiring Fund. The Board considered that the Manager believes that consolidating the assets and liabilities of the Target Companies into a single fund registered under the 1940 Act (the Acquiring Fund) pursuant to the Mergers will result in a larger fund registered under the 1940 Act that is able to pursue a similar investment objective and strategies as the Target Companies while at the same time streamlining operations, cutting administrative costs, spreading fixed costs over a larger asset base and maximizing returns to the benefit of shareholders.

2.	More competitive access to the real estate market. The Board considered that, by combining the Target Companies into one larger fund, the Manager believes the combined entity will be able to be more competitive in the real estate market through its institutional scale, effectuate more deals, increase the total investments of the entity, and unlock leverage from lenders at more attractive pricing than the Target Companies can currently achieve on their own. The Board further considered that a larger fund may allow for investment in a greater number of investment opportunities which may reduce the risk that any one investment poses to fund performance.

3.	Increased liquidity through interval fund structure. The Board considered that the Acquiring Fund is an “interval fund,” required to make quarterly repurchase offers at NAV pursuant to Rule 23c-3 under the 1940 Act, which will offer increased liquidity to shareholders.

4.	Investment objective and principal investment strategies. The Board considered that the investment objectives and principal investment strategies of the Target Companies and the Acquiring Fund are similar. The Board considered the Manager’s representation that the assets to be transferred to the Acquiring Fund are believed to be appropriate, in type and amount, for investment by the Fund in light of the Fund’s investment objective and policies. The Board further considered that the Manager reported there will be no changes to the Acquiring Fund’s investment objectives, restrictions, and policies as a result of the Mergers.

5.	Terms and Conditions of the Mergers. The Board considered the terms of the Mergers, and, in particular, that the transfer of the assets of the Target Companies will be in exchange for shares of the Acquiring Fund. The Board adopted Rule 17a-7 procedures for the Acquiring Fund, which appear reasonably designed to provide that the Fund complies with the relevant provisions of Rule 17a-7 under the 1940 Act. The Board also approved procedures that appear reasonably designed to ensure that the Mergers are conducted in accordance with the applicable SEC staff no-action letter, including regarding the nature and valuation of assets. The Board considered that a report by one or more independent evaluator(s) will be provided to the Board at the time of the Mergers for purposes of assessing the value of securities (or other assets) held by the Target Companies for which market quotations are not readily available and will set forth the fair value of each such asset as of the date of the Mergers.

6.	Impact on Fund fees and expenses. With respect to the impact of the Mergers on the management fees and total annual fund operating expenses of each Target Company and the Acquiring Fund, the Board considered that the contractual management fee rate of each Target Company is the same as the Acquiring Fund and that the pro forma total annual fund operating expenses of the Acquiring Fund are expected to be lower as compared to those of each Target Company, due in part to the differences in the accounting treatment (and related fee table presentation) of certain fees borne by both the Target Companies and the Acquiring Fund. See the expense tables, including the pro forma estimated expenses, under “SUMMARY OF KEY INFORMATION – How do the expenses of the Target Companies compare to the Acquiring Fund?,” for more information. The Board considered that, as the Mergers would occur prior to the commencement of the Acquiring Fund’s investment operations, the Manager does not believe that the Mergers will have a material effect on the Fund’s operating expenses and shareholder fees and services other than to result in a larger Fund at the time of commencement of the Fund’s investment operations than would have otherwise been the case.

The Board considered that the Manager believes that consolidating the Target Companies into the Acquiring Fund would allow the combined entity to streamline operations, cut administrative costs, including costs related to compliance, audit, tax matters and transfer agent services, and, ultimately, maximize returns to the benefit of shareholders.

7.	Transaction Costs. The Board considered that the Manager does not expect that there would be any material transaction costs incurred by the Fund, such as brokerage commissions, fees or other remuneration paid in connection with the Mergers, and that the Manager will bear all costs associated with the Mergers, including legal counsel fees and independent accountant fees, without reimbursement on behalf of each Target Company and the Acquiring Fund (directly or through a reduction in future management fees).

8.	Benefits of 1940 Act regulation. The Board considered that while registration of the Acquiring Fund with the SEC as an investment company is costly and subjects the Acquiring Fund to a host of complex regulations, the Manager believes that the shareholder protections provided by the 1940 Act and the other benefits that derive from operating as a closed-end interval fund outweigh the anticipated costs of such regulation.

9.	Continuity of portfolio management. The Board considered that there will be no change in the portfolio managers following the Mergers. The investment decisions of the Target Companies and the Acquiring Fund are made by the same investment committee.

10.	Experience of portfolio management team. The Board considered that the portfolio management team for the Acquiring Fund, which is the same as for the Target Companies, is highly experienced with vast real estate investment experience and extensive market knowledge and industry relationships. The Board further considered that the Manager believes the shareholders of the Target Companies will continue to benefit from this experience, market knowledge and industry relationships.

11.	Tax-free status of the Mergers. The Board considered that the Acquiring Fund is expected to obtain a legal opinion to the effect that each of the eREIT Mergers should qualify as a “reorganization” within the meaning of Section 368(a) of the Code and the eFund Merger should qualify as an “assets-over” incorporation, as described in Revenue Ruling 84-111, 1984-2 C.B. 88 (Situation 1), pursuant to which the eFund is treated as contributing all of its assets and liabilities to the Acquiring Fund in exchange for Common Shares of the Acquiring Fund (which exchange is intended to be, combined with the other mergers, a tax-free exchange pursuant to Section 351 of the Code), and then immediately distributing the Common Shares of the Acquiring Fund to the shareholders of the eFund in liquidation of the eFund in a tax-free transaction governed by Section 731 of the Code, subject to certain exceptions set forth in the opinion.

12.	Potential benefits to the Manager. The Board considered that the Mergers might provide certain benefits to the Manager, such as providing the Manager with an opportunity to retain certain assets under management currently attributable to the Target Companies and reputational benefits from managing a larger combined Acquiring Fund. Benefits to the Manager may also include administrative and operational efficiencies and cost savings with respect to audit, tax, legal and other fees and expenses.

13.	The Subsequent Merger. The Board considered that the Manager may in the future recommend to the Board and the board of directors of the Flagship Fund that each board approve the Subsequent Merger. However, such recommendation has not been made at this time. The Board observed that the Subsequent Merger would occur shortly subsequent to the Mergers, but not before the Acquiring Fund has operated for a minimum of multiple weeks. The Flagship Fund, like the Acquiring Fund, is an “interval fund.”

After consideration of these and other factors they deemed appropriate, the Board determined that the Merger as proposed by the Manager is in the best interests of the Acquiring Fund and would not dilute the interests of the existing shareholders of the Acquiring Fund (if any).

Certain U.S. Federal Income Tax Consequences of the Merger

The following is a general summary of certain U.S. federal income tax consequences of the Mergers to U.S. holders and non-U.S. holders (each as defined below) of common shares in a Target Company (shares in any such Target Company, “Target Company Shares”), and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.

This discussion assumes that holders of any Target Company Shares hold such shares as a capital asset within the meaning of Section 1221 of the Code. This discussion does not address (i) U.S. federal taxes other than income taxes, (ii) state, local or non-U.S. taxes or (iii) tax reporting requirements, in each case, as applicable to the Mergers. In addition, this discussion does not address U.S. federal income tax considerations applicable to holders of Target Company Shares that are subject to special treatment under U.S. federal income tax law, including, for example:

●	financial institutions;
●	pass-through entities (such as entities treated as partnerships for U.S. federal income tax purposes);
●	insurance companies;

●	broker-dealers;
●	tax-exempt organizations;
●	subchapter S corporations;
●	dealers in securities or currencies;
●	traders in securities that elect to use a mark to market method of accounting;
●	persons that hold Target Company Shares as part of a straddle, hedge, constructive sale,
●	conversion transaction, or other integrated transaction for U.S. federal income tax purposes;
●	regulated investment companies;
●	REITs;
●	certain U.S. expatriates;
●	non-U.S. holders (as defined below), except to the limited extent discussed;
●	U.S. holders (as defined below) whose “functional currency” is not the U.S. dollar;
●	persons who acquired their Target Company Shares through the exercise of an employee stock option or otherwise as compensation; and
●	shareholders who hold their Target Company Shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan.

For purposes of this discussion, a “holder” means a beneficial owner of Target Company Shares, and a “U.S. holder” means a holder that is:

●	an individual who is a citizen or resident of the United States for U.S. federal income tax purposes;
●	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof (including the District of Columbia);
●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
●	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place under the Treasury Regulations to be treated as a U.S. person.

For purposes of this discussion, a “non-U.S. holder” means a beneficial owner of Target Company Shares that is a nonresident alien individual or a non-U.S. corporation for U.S. federal income tax purposes that is not engaged in a U.S. trade or business, is not (in the case of individuals) present in the U.S. for 183 days or more during the taxable year and is not otherwise subject to special treatment under the Code.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Target Company Shares, the tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Any partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes that holds Target Company Shares, and the partners in such partnership (as determined for U.S. federal income tax purposes), should consult their tax advisors.

This discussion of certain U.S. federal income tax consequences of the Mergers is not binding on the IRS. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any described herein.

The U.S. federal income tax rules applicable to the Mergers and to REITs and entities treated as partnerships generally are highly technical and complex. Holders of Target Company Shares are urged to consult their tax advisors regarding the specific tax consequences to them of the Mergers, the ownership of Common Shares in the Acquiring Fund, and the Acquiring Fund’s qualification as a REIT, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws, and potential changes in applicable tax laws, in light of their particular circumstances.

Material U.S. Federal Income Tax Consequences of the REIT Mergers

Each REIT Merger is intended to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Code, and shareholders are generally not expected to realize gain or loss for U.S. federal income tax purposes as a direct result of such Merger, meaning that shareholders should not be required to pay any U.S. federal income tax as a direct result of the Merger. As a condition to the consummation of the Mergers, a tax opinion will be delivered (“Tax Opinion”) to each REIT Target Company and the Acquiring Fund to that effect. The Tax Opinion will be based on the facts, qualifications, exceptions and assumptions stated therein (as well as certain representations contained in tax representation letters provided by each REIT Target Company and the Acquiring Fund) and the existing U.S. federal income tax law and conditioned on the Mergers being completed in accordance with the Merger Agreement. The failure of a REIT Target Company or the Acquiring Fund, if applicable, to qualify as a REIT could cause a Merger to be taxable, and the Tax Opinion will assume that (i) commencing with its first REIT taxable year each REIT Target Company has qualified and through its taxable year that ends with the Merger each REIT Target Company will continue to qualify as a REIT and (ii) commencing with its first REIT taxable year the Acquiring Fund has qualified and through its taxable year that includes the Mergers the Acquiring Fund will continue to qualify as a REIT. Opinions of counsel are not binding upon the IRS or the courts.

As a reorganization within the meaning of Section 368(a) of the Code, the material U.S. federal income tax consequences of the REIT Mergers are expected to be as follows:

●	A REIT Target Company generally will not recognize any gain or loss as a result of its Merger.
●	A holder of REIT Target Company Shares will recognize no gain or loss as a result of a REIT Merger.
●	The aggregate tax basis of the Acquiring Fund Common Shares received by a holder will be the same as the aggregate tax basis of the Target Company Shares surrendered in exchange therefor. If a holder acquired different blocks of Target Company Shares at different times or at different prices, Treasury Regulations provide guidance on how such holder may allocate its tax basis to the Acquiring Fund Common Shares received in a Merger. Holders that hold multiple blocks of Target Company Shares should consult their tax advisors regarding the proper allocation of their basis among Acquiring Fund Common Shares received in a Merger under these Treasury Regulations.
●	The holding period of the Acquiring Fund Common Shares received by a holder in connection with a REIT Merger will include the holding period of the Target Company Shares surrendered in a REIT Merger, provided that the holder held the Target Company Shares as capital assets.
●	Non-U.S. holders of Target Company Shares will not be subject to U.S. federal income tax on the receipt of Acquiring Fund Common Shares (i) if the REIT Target Company is not a U.S. real property holding corporation (“USRPHC”) at the time of its Merger or (ii) if such REIT Target Company is a USRPHC at such time, if it is a “domestically controlled” REIT. A REIT Target Company will be a “domestically controlled” REIT if it qualifies as a REIT at such time and, at all times during a specified testing period ending at the time of its Merger, less than 50% in value of its outstanding shares are held directly or indirectly by non-U.S. holders. Although each REIT Target Company believes it will constitute a domestically controlled REIT at the time of its Merger, it cannot be certain that it will so qualify as a domestically controlled REIT. If a REIT Target Company is a USRPHC but not a domestically controlled REIT, a non-U.S. holder will be subject to U.S. federal income tax on gain with respect to Acquiring Fund Common Shares received in a Merger unless the Acquiring Fund is a USRPHC and not a domestically controlled REIT immediately after the Merger and certain procedural requirements are met.

●	If a REIT Target Company declares additional dividends or redeems shares close in time to a Merger, or if a former Target Company shareholder redeems Acquiring Fund Common Shares close in time to the Merger, it is possible the payment of such dividends or redemptions could be treated as part of the Merger consideration, in which case a U.S. holder generally would recognize gain, but not loss, equal to the lesser of (i) the amount of such dividend or redemption payment received or (ii) the excess, if any, of (a) the sum of the amount of such dividend or redemption proceeds received and the fair market value of the Acquiring Fund Common Shares received in the Merger (other than any shares treated as redeemed as part of the Merger) over (b) such holder’s adjusted tax basis in its shares of Target Company common shares (including redeemed shares). The Acquiring Fund and each REIT Target Company intend to take the position that any such dividends or redemption proceeds are not part of the Merger consideration. However, such dividends or redemptions would nonetheless be subject to tax under the normal rules governing the taxation of dividends and redemptions if they are held by a taxable investor or in a taxable account.

If a REIT Merger fails to qualify as a reorganization within the meaning of Section 368(a) of the Code, among other things:

●	A REIT Merger would be treated as a taxable transaction with the REIT Target Company treated as selling its assets to the Acquiring Fund in exchange for Common Shares of the Acquiring Fund, which would then be followed by a taxable liquidation of the Target Company. The holders of Target Company Shares generally would recognize gain or loss on the receipt of Acquiring Fund Common Shares (although non-U.S. holders of Target Company Shares would not be subject to U.S. federal income tax on the receipt of Acquiring Fund Common Shares if the Target Company is not a USRPHC or is a domestically controlled REIT at the time of its Merger).
●	If a REIT Target Company does not qualify as a REIT at the time of a Merger, the REIT Target Company generally would recognize gain or loss on a deemed taxable transfer of its assets to the Acquiring Fund, which could result in a significant current tax liability for the REIT Target Company and thus the Acquiring Fund, as the surviving entity.

Material U.S. Federal Income Tax Consequences of the eFund Merger

The eFund Merger is intended to qualify as an “assets-over” incorporation, as described in Revenue Ruling 84-111, 1984-2 C.B. 88 (Situation 1), pursuant to which the eFund is treated as contributing all of its assets and liabilities to the Acquiring Fund in exchange for Common Shares of the Acquiring Fund (which exchange is intended to be, combined with the REIT Mergers, a tax-free exchange pursuant to Section 351 of the Code), and then immediately distributing the Common Shares of the Acquiring Fund to the holders of eFund Target Company Shares in liquidation of the eFund in a tax-free transaction governed by Section 731 of the Code, potentially subject to certain exceptions noted below. As a condition to the consummation of the eFund Merger, the Tax Opinion will be delivered to the eFund and the Acquiring Fund to that effect. The Tax Opinion will be based on the facts, qualifications, exceptions and assumptions stated therein (as well as certain representations contained in tax representation letters provided by the eFund and the Acquiring Fund) and the existing U.S. federal income tax law and conditioned on the Mergers being completed in accordance with the Merger Agreement. If the eFund were to be treated as a corporation pursuant to the “publicly traded partnership” rules under Section 7704 of the Code, the U.S. federal income tax consequences of the Merger would differ than those described herein. The Tax Opinion will assume that the eFund has at all times since its formation been a partnership that is not a publicly traded partnership that is taxed as a corporation for U.S. federal income tax purposes.

The material U.S. federal income tax consequences of the eFund merger are expected to be as follows:

1.	The eFund generally should not recognize any gain or loss as a result of the Merger.

2.	A U.S. holder of eFund Target Company Shares generally should not recognize any gain or loss upon receiving Common Shares of the Acquiring Fund. A U.S. holder would recognize gain, however, if and to the extent it receives a cash distribution or is deemed to receive a cash distribution pursuant to Section 752 of the Code in connection with the Merger and such distribution or deemed distribution exceeds the holder’s adjusted basis in its Target Company Shares immediately prior to the Merger. A decrease in a holder’s allocable share of the eFund’s liabilities (including as a result of the assumption by the Acquiring Fund of all of the eFund’s liabilities) will result in a deemed cash distribution under Section 752 of the Code.

3.	A U.S. holder’s basis in the Acquiring Fund Common Shares received in the Merger should equal such holder’s adjusted basis of its Target Company Shares surrendered in exchange therefor (taking into account adjustments for the holder’s allocable share of any income, gain or loss recognized by the eFund for the year in which the Merger occurs), less any amount of cash distributed or deemed distributed to the U.S. holder in connection with the Merger.

4.	A U.S. holder’s holding period in the Acquiring Fund Common Shares it receives in the Merger will be based on the eFund’s holding period in the assets transferred to the Acquiring Fund immediately before the Merger, rather than on the holder’s holding period in its Target Company Shares.

5.	A non-U.S. holder of eFund Target Company Shares may be subject to U.S. tax withholding pursuant to Sections 1445 or 1446 of the Code. Non-U.S. holders are urged to consult their tax advisors regarding the U.S. federal income tax consequences of the eFund Merger.

6.	The Acquiring Fund’s basis in the assets it receives from the eFund will equal the eFund’s basis in such assets immediately before the Merger, unless at such time the Partnership has a “net built-in loss,” meaning that the aggregate fair market value of the eFund’s assets is less than the aggregate tax basis of those assets. In such a case, the Acquiring Fund’s aggregate adjusted basis in the assets so received may be reduced to the aggregate fair market value of the assets.

7.	If the Acquiring Fund disposes of an asset received in the eFund Merger within five years following the Merger, the Acquiring Fund may be subject to tax on the built-in gain in such asset existing at the time of the Merger to the extent such gain would have been allocated to holders of eFund Target Company Shares that are C corporations for U.S. federal income tax purposes if such asset had been sold immediately prior to the Merger.

If the eFund Merger were to fail to qualify for the tax-free treatment described above, among other things, the eFund would be treated as selling its assets to the Acquiring Fund in a taxable exchange. Any gain or loss resulting from such sale would be allocated to the holders of eFund Target Company Shares.

REIT Qualification of each REIT Target Company and Acquiring Fund

Commencing with its taxable year that includes the Mergers, the Acquiring Fund intends to qualify for treatment and will elect to be taxed as a REIT, in accordance with Sections 856 through 860 of the Code, and it believes that its past, current, and intended future organization and operations will permit the Acquiring Fund to qualify for taxation as a REIT under Sections 856 through 860 of the Code. Each of the REIT Target Companies has elected to be treated as a REIT and believes that it has operated and will operate in a manner to qualify to be treated and taxed as a REIT under Sections 856 through 860 of the Code for either each taxable year beginning with its first REIT taxable year or the taxable year for which it has so elected through its final taxable year ending on the Merger Date.

Nonetheless, there is no guarantee that the Acquiring Fund will qualify as a REIT, nor can there be a guarantee that a REIT Target Company has qualified as a REIT prior to the Merger and will continue to qualify as a REIT until the Merger Date. This is because qualification and taxation as a REIT depends upon the ability of the Acquiring Fund and a REIT Target Company to meet numerous complex REIT qualification requirements imposed under the Code, including requirements relating to income, asset ownership, distribution levels and diversity of share ownership. There are only limited judicial and administrative interpretations of these requirements and many involve the determination of various factual matters and circumstances not entirely within the control of the Acquiring Fund or the REIT Target Companies. Given the complex nature of the REIT qualification requirements, the ongoing importance of factual determinations and the possibility of future changes in the circumstances, there can be no assurance that the actual operating results of the Acquiring Fund and each REIT Target Company have satisfied or will satisfy the requirements for taxation as a REIT under the Code for any particular tax year. If the Acquiring Fund fails to qualify as a REIT post-merger it will be subject to tax at the regular U.S. federal corporate income tax rate.

The Acquiring Fund may fail to qualify as a REIT, and its ability to elect REIT status could be delayed for up to four taxable years, if it is determined to have become a “successor” to another REIT whose REIT election has been terminated. Accordingly, if the Acquiring Fund is viewed as a successor of a REIT Target Company that failed to qualify as a REIT, the infirmity with respect to such REIT Target Company could impact the Acquiring Fund’s ability to elect REIT status.

Tax Liabilities and Attributes Inherited from the REIT Target Companies

If a REIT Target Company failed to qualify as a REIT for any of its REIT taxable years and for which the applicable period for assessment had not expired, the REIT Target Company would be liable for (and Acquiring Fund may be obligated to pay) U.S. federal income tax on its taxable income for such years at the corporate income tax rate, and, assuming each of the REIT Mergers qualified as reorganizations within the meaning of Section 368(a) of the Code and the Acquiring Fund qualified as a REIT, the Acquiring Fund would be subject to tax on the built-in gain on each REIT Target Company asset existing at the time of the Mergers if the Acquiring Fund were to dispose of the REIT Target Company asset within a statutory period, which would extend for five years following the Mergers. Such tax would be imposed at the highest regular U.S. federal corporate income tax rate in effect at the date of the sale.

If the Acquiring Fund fails to qualify as a REIT for any of its REIT taxable years for which the applicable period for assessment has not expired, the Acquiring Fund would be liable for U.S. federal income tax on its taxable income at regular U.S. federal corporate income tax rates. Furthermore, the Acquiring Fund would not be able to re-elect REIT status until the fifth taxable year after the first taxable year in which such failure occurred.

Shareholder Considerations

As shareholders of the Acquiring Fund following the Mergers, shareholders of a Target Company will receive a proportionate share (based on their ownership of Acquiring Fund Shares) of any taxable income and gains realized by the Acquiring Fund when such income and gains are eventually distributed by the Acquiring Fund. As a result of relative differences in tax attributes (such as unrealized appreciation) among the Target Companies that will carry over to the Acquiring Fund, the taxable portion of distributions paid by the Acquiring Company following the Mergers may be greater (or less) than the taxable portion of Target Company distributions that would be paid to shareholders of a Target Company had the Mergers not occurred. In addition, if the combined Acquiring Fund, following the Mergers, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value as compared to a Target Company, the Acquiring Fund may be required to make relatively larger distributions (as compared to such Target Company if the Mergers had not occurred) in order to meet REIT distribution requirements and avoid tax on retained income and gains.

Costs of the Mergers

The Manager will bear all costs associated with the Mergers, without reimbursement, on behalf of each Target Company and the Acquiring Fund (directly or through a reduction in future management fees). The costs of a Merger include legal counsel fees and independent accountant fees but do not include any portfolio transaction costs arising from the Mergers (which will be borne by the respective Target Company and, in any case, are expected to be de minimis). The estimated total cost of the Mergers is expected to be approximately $1,150,000, which the Manager is expected to pay on behalf of each Target Company and the Acquiring Fund.

Share Ownership by Large Shareholders, Management and Directors

As of October 1, 2025, to the knowledge of each of the Target Companies, no shareholder holds more than 5% of the outstanding shares of each Target Company. To the knowledge of each of the Target Companies, as of October 1, 2025, the officers of the Target Companies owned, as a group, less than 1% of the outstanding shares of each Target Company.

As of the date of this Information Statement, the Acquiring Fund has not yet commenced operations, and, except as noted below, the Acquiring Fund does not know of any shareholder who holds more than 5% of the outstanding shares of the Acquiring Fund. To the knowledge of the Acquiring Fund, as of the date of this Information Statement, the directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

Control Persons

A “control person” generally is a person who beneficially owns more than 25% of the voting securities of the Target Companies or the Acquiring Fund or has the power to exercise control over the management or policies of the Target Companies or the Acquiring Fund. The Acquiring Fund has not commenced operations as of the date of this Information Statement. As of the date of this Information Statement, the Sponsor and/or one of its subsidiaries may be deemed to control the Acquiring Fund due to its beneficial ownership of 25% or more of the outstanding shares of the Acquiring Fund. For so long as the Sponsor and/or one of its subsidiaries has a greater than 25% interest in the Acquiring Fund, it may be deemed to be a “control person” of the Acquiring Fund for purposes of the 1940 Act. The Sponsor is a corporation organized under the laws of Delaware.

OTHER MATTERS

Capitalization

The following table, which is unaudited, sets forth for the Mergers the total net assets, number of shares outstanding and NAV per share of each class of each Target Company. This information is generally referred to as the “capitalization” of a Target Company. The term “pro forma Acquiring Fund” means the expected capitalization of the Acquiring Fund after it has combined with all the Target Companies. The pro forma Acquiring Fund row in the table assumes that all of the Mergers have taken place. The capitalizations of each Target Company is likely to be different on the Merger Date as a result of share purchase, redemption and market activity. As of the date of this Information Statement, the Acquiring Fund has not commenced operations. The Acquiring Fund is therefore not included in the table below. For accounting and financial information purposes, the Acquiring Fund will be the accounting survivor of the Mergers, and, as such, the historical financial and performance information of each Target Company will not continue post-Merger. The Acquiring Fund’s financial and performance information will begin on a post-Merger basis.

As of December 31, 2024	Net Assets*	Net Shares Outstanding	Net Asset Value per Share**
Development eREIT	$82,902,052	9,550,145	$8.95
Equity REIT	$133,340,254	11,900,001	$16.23
East Coast	$52,249,914	8,463,586	$10.93
eFund	$65,595,867	6,066,003	$11.63
Growth eREIT II	$60,428,354	8,436,126	$13.09
Growth eREIT III	$16,353,299	2,911,085	$15.85
Midland	$19,401,598	5,808,865	$11.77
West Coast	$69,022,264	6,611,149	$9.84
Adjustments*	$(230,098,687)	13,192,269
Pro forma Acquiring Fund	$729,392,289	72,939,229	$10.00

*	The Target Companies’ Net Assets are based on historical financial statements that account for investments with cost-basis accounting. Adjustments primarily reflect the adjustment to estimated fair value. For additional detail, refer to the Notes to Unaudited Pro Forma Condensed Combined Financial Information.

**	The NAV per share is calculated quarterly or on a semi-annual basis, as applicable, for each Target Company in accordance with the requirements of the Operating Agreements and valuation procedures of each of the Target Companies.

WHERE TO FIND ADDITIONAL INFORMATION

This Information Statement and the related SAI do not contain all the information set forth in the registration statements, the exhibits relating thereto and the annual and semi-annual reports (as applicable) filed by the Target Companies or the Acquiring Fund as such documents have been filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act (as applicable), to which reference is hereby made. The SEC file numbers of the Target Companies and the Acquiring Fund, which contains a Target Company’s offering circular and shareholder reports and the Acquiring Fund’s prospectus and related SAI, are as follows:

SEC File Number
	1933 Act	1940 Act
Target Companies
Development eREIT	024-11873	N/A
Equity REIT	024-12483	N/A
East Coast	024-12398	N/A
eFund	024-11210	N/A
Growth eREIT II	024-12108	N/A
Growth eREIT III	024-12267	N/A
Midland	024-11530	N/A
West Coast	024-11254	N/A
Acquiring Fund	333-284436	811-24044

The Acquiring Fund is subject to the informational requirements of the 1940 Act and in accordance therewith, files reports and other information with the SEC. Copies of reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Information Statement is a part) may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC maintains a website at www.sec.gov that contains information regarding each Target Company and Acquiring Fund and other registrants that file electronically with the SEC.

EXHIBIT A

FORM OF AGREEMENT OF MERGER AND PLAN OF REORGANIZATION

DATED

[   ], 2025

AMONG

FUNDRISE DEVELOPMENT EREIT, LLC

FUNDRISE EAST COAST OPPORTUNISTIC REIT, LLC

FUNDRISE EFUND, LLC

FUNDRISE EQUITY REIT, LLC

FUNDRISE GROWTH EREIT II, LLC

FUNDRISE GROWTH EREIT III, LLC

FUNDRISE MIDLAND OPPORTUNISTIC REIT, LLC

FUNDRISE WEST COAST OPPORTUNISTIC REIT, LLC

AND

FUNDRISE REAL ESTATE INTERVAL FUND II, LLC

AND FOR CERTAIN LIMITED PURPOSES

FUNDRISE ADVISORS, LLC

AGREEMENT OF MERGER AND PLAN OF REORGANIZATION

This Agreement of Merger and Plan of Reorganization (this “Agreement”) is dated as of [ ], 2025 among:

(a)	Fundrise Development eREIT, LLC, a Delaware limited liability company (“Development eREIT”);

(b)	Fundrise Equity REIT, LLC, a Delaware limited liability company (“Equity REIT”);

(c)	Fundrise East Coast Opportunistic REIT, LLC, a Delaware limited liability company (“East Coast”);

(d)	Fundrise eFund, LLC, a Delaware limited liability company (“eFund”);

(e)	Fundrise Growth eREIT II, LLC, a Delaware limited liability company (“Growth eREIT II”);

(f)	Fundrise Growth eREIT III, LLC, a Delaware limited liability company (“Growth eREIT III”);

(g)	Fundrise Midland Opportunistic REIT, LLC, a Delaware limited liability company (“Midland”);

(h)	Fundrise West Coast Opportunistic REIT, LLC, a Delaware limited liability company (“West Coast”); and

(i)	Fundrise Real Estate Interval Fund II, LLC, a Delaware limited liability company (the “Interval Fund”).

Fundrise Advisors, LLC, a Delaware limited liability company (the “Manager”), joins this Agreement solely for purposes of Sections, 1.2, 1.4, 1.8, 6.1, 7.1 and 7.3.

Development eREIT, Equity REIT, East Coast, eFund, Growth eREIT II, Growth eREIT III, Midland, and West Coast are collectively referred to herein as the “Non-Surviving Entities.” The Non-Surviving Entities and the Interval Fund together are referred to herein as the “Merger Parties” and each individually as a “Merger Party”.

WHEREAS, the Non-Surviving Entities are externally managed by the Manager, which is an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”), and a wholly-owned subsidiary of Rise Companies Corp., and the Manager also serves as the investment adviser to the Interval Fund, which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, as a closed-end management investment company that is operated as an “interval fund”;

WHEREAS, pursuant to the operating agreement of each of the Non-Surviving Entities (each, an “Operating Agreement”), the Merger (as defined below) requires the approval of the Manager and William Thomas Lockard, Jr., the independent representative for each Non-Surviving Entity (the “Independent Representative”), each of which have approved the Merger as of the date of this Agreement;

WHEREAS, pursuant to the Third Amended and Restated Limited Liability Company Agreement of the Interval Fund (the “LLC Agreement”), the Merger requires the approval of the Interval Fund’s Board of Directors (the “Interval Fund Board”), which has approved the Merger as of the date of this Agreement;

WHEREAS, the Manager, the Independent Representative and the Interval Fund Board, as applicable, have determined that it is in the best interests of the Merger Parties and their respective shareholders for the Merger Parties to combine their businesses by way of eight simultaneous mergers (collectively, the “Merger”), on the terms and subject to the conditions set forth in this Agreement and in accordance with the Delaware Limited Liability Company Act (6 Del. C. § 18-101 et seq.) (the “Act”);

WHEREAS, the Manager, the Independent Representative and the Interval Fund Board, as applicable, have each taken all actions required for the execution of this Agreement by the Merger Parties and to approve the consummation by the Merger Parties of the transactions contemplated hereby;

WHEREAS, the Merger Parties desire to make certain representations, warranties, and agreements in connection with the execution of this Agreement and to prescribe various conditions to the Merger; and

WHEREAS, for U.S. federal income tax purposes, (i) the merger of each Non-Surviving Entity other than the eFund (the “REIT Non-Surviving Entities”) into the Interval Fund pursuant to this Agreement is intended to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and the merger of the eFund is intended to qualify as a tax-free incorporation for U.S. federal income tax purposes, and (ii) this Agreement is intended to be, and hereby is, adopted as a “plan of reorganization” for each such merger for the purposes of Section 368 of the Code and Treasury Regulations Section 1.368-2(g).

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, intending to be legally bound, the Merger Parties agree as follows:

ARTICLE 1

THE MERGER

1.1        The Merger. At the Effective Time, each of the Non-Surviving Entities shall simultaneously be merged with and into the Interval Fund, which shall be the surviving entity of the Merger (the “Surviving Entity”). Except as specifically provided in this Agreement, when the Merger becomes effective, (a) the real and personal property, other assets, rights, privileges, immunities, powers, purposes and franchises of the Surviving Entity shall continue unaffected and unimpaired by the Merger, (b) the separate existence of the Non-Surviving Entities shall terminate, and their real and personal property, other assets, rights, liabilities, obligations, privileges, immunities, powers, purposes and franchises shall be merged into the Surviving Entity, and (c) the Merger shall have the other effects specified in Section 209 of the Act.

1.2        Issuance of Surviving Entity Shares. At the Effective Time described below, the Surviving Entity shall issue to each of the shareholders of the Non-Surviving Entities Common Shares (as defined in the LLC Agreement) of the Surviving Entity based on the “Exchange Ratio” for each issued and outstanding common share of each of the Non-Surviving Entities (each such number of Surviving Entity Common Shares being exchanged, the “Exchange Shares”). The Merger Parties acknowledge that the “Exchange Ratios” will be the ratio calculated based on (i) the net asset value (“NAV”) per share, as of the Valuation Time (as defined below), of each applicable Non-Surviving Entity common share as determined in accordance with the Operating Agreements and valuation procedures of each Non-Surviving Entity divided by (ii) the NAV per share, as of the Valuation Time, of a Surviving Entity Common Share as determined in accordance with the valuation procedures of the Interval Fund. The NAV will be calculated in accordance with the requirements of the 1940 Act and Accounting Standards Codification 820 of the Financial Accounting Standards Board’s Generally Accepted Accounting Principles’ guidance.

1.3        Distribution to Non-Surviving Entity Shareholders. Immediately following the Effective Time, each Non-Surviving Entity shareholder’s Exchange Shares shall be reflected (i) on the books and records of the Surviving Entity and its transfer agent, Computershare, Inc. and (ii) under such shareholder’s individual account on the online investment platform available at www.fundrise.com. Shareholders of the Non-Surviving Entities receiving Exchange Shares shall be admitted as members of the Surviving Entity according to the terms of the LLC Agreement.

1.4        Merger of the Non-Surviving Entities into the Surviving Entity. On behalf of each Non-Surviving Entity, the Manager shall file a certificate of merger (the “Certificate of Merger”) substantially in the form of Exhibit A with the Delaware Secretary of State merging such Non-Surviving Entity with and into the Surviving Entity in accordance with the terms of this Agreement and each operating agreement.

1.5        Tax Treatment. For U.S. federal income tax purposes, (i) each merger of a REIT Non-Surviving Entity with and into the Surviving Entity is intended to be treated as a “reorganization” within the meaning of Section 368(a) of the Code and the merger of the eFund is intended to qualify as a tax-free incorporation for U.S. federal income tax purposes, and (ii) this Agreement is intended to be, and hereby is, adopted as a “plan of reorganization” for the purposes of Section 368 of the Code and Treasury Regulations Section 1.368-2(g). No Merger Party shall take any position for income tax purposes that is inconsistent with such treatment, except to the extent required pursuant to a “determination” within the meaning of Section 1313(a) of the Code.

1.6        Redemptions Prior to the Merger. Shareholders of the Non-Surviving Entities may continue submitting redemption requests until the Effective Time in accordance with the terms of the Non-Surviving Entities’ respective redemption plans as described in their respective offering statement that was most recently qualified by the SEC. The Non-Surviving Entities may suspend accepting redemption requests prior to the Effective Time for administrative reasons and will file any updates to its redemption plan on the SEC’s EDGAR website.

1.7        Application of Surviving Entity Provisions to Non-Surviving Entity Shareholders. Upon completion of the Merger, the former shareholders of the Non-Surviving Entities shall be subject to all the rights and obligations of shareholders under the Surviving Entity’s operating agreement.

1.8        Distributions from Non-Surviving Entities. If any of the Non-Surviving Entities have declared distributions prior to the Effective Time, or, after the date hereof, declare distributions prior to the Effective Time, in either case which distributions have not yet been paid to shareholders of such Non-Surviving Entities at the Effective Time (“Unpaid Distributions”), such Non-Surviving Entities shall retain an amount of cash equal to such Unpaid Distributions, which cash shall be transferred to the Surviving Entity by operation of law as a result of the Merger. The Surviving Entity, as successor to each Non-Surviving Entity, shall thereafter pay such Unpaid Distributions on behalf of each Non-Surviving Entity to the former shareholders of the applicable Non-Surviving Entities so as to give effect to the terms of any declared distributions made by such Non-Surviving Entities prior to the Effective Time.

ARTICLE 2

EFFECTIVE TIME OF MERGER

2.1        Date of the Merger. The Merger shall take place prior to the open of business on [ ], 2025, or such other date mutually agreed to by the Merger Parties (the “Merger Date”) after the SEC declares effective a prospectus to be included in a Registration Statement on Form N-2 (the “N-2 Registration Statement”) filed by the Interval Fund and a joint information statement/prospectus filed by the Interval Fund (the “N-14 Prospectus”) to be included in a Registration Statement on Form N-14 (the “N-14 Registration Statement”) and all of the conditions in Article 5 have been satisfied or waived by the Merger Parties. The Merger Date may be changed with the consent of the Merger Parties.

2.2        Valuation Time. The time of valuation shall be 4:00 p.m. Eastern time on [ ], 2025, or such other date and time mutually agreed to by the Merger Parties (the “Valuation Time”).

2.3        Execution of Certificate of Merger. The Surviving Entity shall execute the Certificate of Merger substantially in the form of Exhibit A, and the Non-Surviving Entities shall cause the Certificate of Merger to be filed with the Delaware Secretary of State in advance of the Merger Date, which shall specify that the Merger shall become effective as of the Effective Time on the Merger Date.

2.4        Effective Time of the Merger. The Merger shall become effective at 8:00 a.m. Eastern time on the Merger Date (the “Effective Time”).

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1        Representations and Warranties of the Merger Parties. Each Merger Party represents and warrants to the others as follows:

(a)        The Merger Party is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware.

(b)        The Merger Party has all power and authority necessary to enable it to enter into this Agreement and carry out the transactions contemplated by this Agreement. All actions necessary to authorize the Merger Party to enter into this Agreement and carry out the transactions contemplated by it have been taken. This Agreement has been duly executed by the Merger Party and is a valid and binding agreement of the Merger Party, enforceable against it in accordance with its terms.

(c)        Neither the execution and delivery of this Agreement nor completion of the Merger shall violate or constitute a breach of, or result in a default under, any agreement to which the Merger Party is a party or by which it, or any of its properties, is bound, or any law or any order of any court or other governmental authority having jurisdiction over the Merger Party.

(d)        There are no current or pending dissolution, liquidation, forfeiture or revocation proceedings regarding the Merger Party.

(e)        There is no action pending or, to the knowledge of the Merger Party, threatened in writing by or before any governmental authority against the Merger Party or any officer of the Merger Party, and neither the Merger Party, nor any of its property, is subject to any outstanding order of any governmental authority.

(f)        All of the outstanding common shares of the Non-Surviving Entities or Common Shares of the Interval Fund, if any, are duly authorized, validly issued and fully paid and holders of such shares shall have no obligation to make payments or contributions to the Merger Party or its creditors solely by reason of their ownership of such shares.

(g)        No dissenters’ or appraisal rights shall be available to the holders of common shares of a Non-Surviving Entity or Common Shares of the Interval Fund as a result of, or in connection with, the Merger and the other transactions contemplated by this Agreement.

(h)        In the case of the Interval Fund, as of the Merger Date, the Interval Fund will be a duly registered investment company classified as a closed-end management investment company that is operated as an “interval fund,” and its registration with the SEC as an investment company under the 1940 Act will be in full force and effect.

(i)        In the case of the Interval Fund, on the Merger Date, the N-14 Registration Statement under the Securities Act of 1933, as amended (the “1933 Act”) with respect to the Exchange Shares will, as of the Merger Date, be in full force and effect and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Interval Fund, threatened by the SEC, and such registration statement will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(j)        The information provided by a Merger Party for use in the N-14 Registration Statement and the N-14 Prospectus shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto.

(k)        In the case of a Merger Party that is a REIT Non-Surviving Entity, it has elected to be treated as a “real estate investment trust” under the Code (“REIT”), has qualified to be treated as a REIT since the date of such election, and will qualify to be treated as a REIT until the Effective Time.

(l)        As of the Merger Date, all material Returns (as defined below) of a Merger Party that is a Non-Surviving Entity required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision shall have been made for the payment thereof. No such material Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Merger Party or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Merger Party’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

(m)        If and to the extent applicable, upon filing its first federal income tax return following the completion of its first taxable year, the Surviving Entity will elect to be a REIT and, from the beginning of its first taxable year, the Surviving Entity will take all steps necessary to ensure that it qualifies and will be treated as a REIT. As of the Effective Time, no federal, state or other tax returns of the Surviving Entity will have been required by law to be filed and no federal, state or other taxes will be due by the Surviving Entity. Consequently, as of the Effective Time, the Surviving Entity will not have any tax deficiency or liability asserted against it, and the Surviving Entity will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

3.2        Termination of Representations and Warranties. The representations and warranties in this Article 3 shall terminate at the Effective Time, and no Merger Party or other person shall have any rights or claims as a result of any of those representations and warranties after the Effective Time.

ARTICLE 4

ACTIONS PRIOR TO THE MERGER

4.1        Activities of the Non-Surviving Entities Until Effective Time. From the date of this Agreement until the Effective Time, each of the Non-Surviving Entities shall, and shall cause each of its subsidiaries to:

(a)        operate its business in the ordinary course and in a manner consistent with the manner in which it is being operated at the date of this Agreement; and

(b)        take all reasonable steps available to it to maintain the goodwill of its business.

4.2        Efforts Regarding Merger. Each Merger Party shall use its best efforts to cause the Merger to take place on the Merger Date, or as soon after that date as is practicable.

4.3        Registration Statement. The Merger Parties shall cooperate in preparing the N-14 Prospectus and N-14 Registration Statement, which the Interval Fund will have filed for registration under the 1933 Act, of the Exchange Shares to be distributed to each Non-Surviving Entity’s shareholders, all in compliance with the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act. The Non-Surviving Entities will provide the Surviving Entity with information reasonably requested for the preparation of the N-14 Registration Statement. The information furnished by or on behalf of the Non-Surviving Entities for use in the N-14 Registration Statement or N-14 Prospectus, and the information furnished by the Surviving Entity for use in the N-14 Registration Statement or N-14 Prospectus, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

4.4        Efforts Relating to REIT Status; Reorganization Qualification.

(a)        Each Merger Party (other than the eFund) and its subsidiaries (if any) shall not take any action that would, or fail to take any action the failure of which to be taken would, reasonably be expected to cause (1) such Merger Party (other than the eFund) to fail to qualify as a REIT, as applicable, or (2) any subsidiary of such Merger Party to cease to be treated as any of (A) a partnership or disregarded entity for U.S. federal income tax purposes or (B) a qualified REIT subsidiary or a taxable REIT subsidiary under the applicable provisions of the Code, as the case may be;

(b)        Each Merger Party and its subsidiaries shall use commercially reasonable efforts (before and, as relevant, after the Effective Time) to cause each merger of a REIT Non-Surviving Entity to qualify as a “reorganization” within the meaning of Section 368(a) of the Code and for the merger of the eFund to qualify as a tax-free incorporation for U.S. federal income tax purposes.

(c)        Each REIT Non-Surviving Entity, taking into account (i) all distributions to be made by such REIT Non-Surviving Entity prior to the Effective Time and (ii) any Unpaid Distributions with respect to such REIT Non-Surviving Entity properly treated as paid in respect of a taxable year ending on or prior to the Merger pursuant to Section 858 of the Code, shall have distributed cash to its shareholders in its taxable years ending on or prior to the Merger in an amount equal to or in excess of the amount required to be distributed pursuant to Section 857(a) of the Code in respect of each such taxable year, and to ensure such REIT Non-Surviving Entity will not be subject to tax under Sections 857(b) of the Code in respect of its taxable year ended December 31, 2024 or its taxable year ending with the Merger.

ARTICLE 5

CONDITIONS TO THE MERGER

5.1        Conditions to Merger Parties’ Obligations. The obligations of each of the Merger Parties to complete the Merger are subject to the following conditions (which each Merger Party may waive as to itself, but not as to the other Merger Parties):

(a)        the approval of the Merger by the Manager, Independent Representative and the Interval Fund Board, as applicable for each Merger Party, each of which has been obtained;

(b)        each of the N-14 Registration Statement and the N-2 Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Merger Parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated;

(c)        no order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition enacted or promulgated by any governmental entity restraining, enjoining or otherwise prohibiting the consummation of the Merger shall be in effect;

(d)        the N-14 Registration Statement will be distributed to the shareholders of each Non-Surviving Entity in compliance with applicable requirements;

(e)        as of the date of this Agreement and the Effective Time, there are no state of facts, event, change, effect, development, condition or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on either Merger Party. “Material Adverse Effect” is defined as any fact, circumstance, event, change, effect or occurrence that, individually or in the aggregate with all other facts, circumstances, events, changes, effects or occurrences, has had or would be reasonably likely to have a material adverse effect on (i) the business, condition (financial or otherwise) or results of operations of a Merger Party, taken as a whole, or (ii) the ability of such Merger Party to perform its obligations under this Agreement or to consummate the Merger;

(f)        the representations and warranties set forth in Article 3 are true and correct in all respects, in each case as of the date of this Agreement and the Effective Time, except where any failures of such representations or warranties to be so true and correct would not have, individually or in the aggregate, a Material Adverse Effect on either Merger Party;

(g)        the Merger Parties shall have received a tax opinion of Ropes & Gray LLP (or such other reputable tax counsel as may be reasonably acceptable to the Merger Parties), dated as of the date of the Effective Time, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinions, each of the mergers for the REIT Non-Surviving Entities will qualify as a “reorganization” within the meaning of Section 368(a) of the Code and the merger of the eFund should qualify as an “assets-over” incorporation, as described in Revenue Ruling 84-111, 1984-2 C.B. 88 (Situation 1), pursuant to which the eFund is treated as contributing all of its assets and liabilities to the Surviving Entity in exchange for Common Shares of the Surviving Entity (which exchange is intended to be, combined with the other mergers, a tax-free exchange pursuant to Section 351 of the Code), and then immediately distributing the Common Shares of the Surviving Entity to the shareholders of the eFund in liquidation of the eFund in a tax-free transaction governed by Section 731 of the Code, subject to certain exceptions set forth in the opinion. In rendering such opinion, tax counsel shall be permitted to rely upon the tax representation letters described in Section 5.2; and

(h)        the Merger Parties have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by them.

5.2        Merger Party Representation Letters. Each Merger Party shall deliver to Ropes & Gray LLP or other counsel described in Section 5.1(g), a tax representation letter, dated as of the date of the Effective Time and signed by an authorized officer or manager of such Merger Party, containing representations of such Merger Party for purposes of rendering the opinion described in Section 5.1(g).

5.3        No Fairness Opinions. The Merger Parties shall not be required to deliver any opinions from financial advisors in connection with the Merger other than as required for the N-2 Registration Statement or the N-14 Registration Statement, if any.

ARTICLE 6

TERMINATION

6.1        Right to Terminate. This Agreement may be terminated at any time prior to the Effective Time (even though the Manager, the Independent Representative and the Interval Fund Board, as applicable, have approved the Merger) by:

(a)        mutual consent of the Merger Parties in a written instrument; and

(b)        on behalf of any individual Merger Party, by the Manager (with respect to a Non-Surviving Entity) or the Interval Fund Board (with respect to the Surviving Entity) in writing to the other Merger Parties.

6.2        Effect of Termination. If this Agreement is terminated pursuant to this Article 6, after this Agreement is terminated, none of the Merger Parties which have terminated this Agreement shall have any further rights or obligations under this Agreement. Nothing contained in this Section shall, however, relieve any Merger Party from liability for a breach of this Agreement which occurs before this Agreement is terminated.

ARTICLE 7

GENERAL

7.1        Expenses. The Manager shall bear all costs and expenses associated with the Merger as incurred on behalf of each Merger Party, except that any portfolio transaction costs associated with the Merger, which costs shall be borne directly by such Merger Party and provided further that the amount of costs and expenses borne by the Manager with respect to any Merger Party pursuant to this Section 7.1 shall not exceed the amount that if treated as income not described in either Section 856(c)(2) of the Code or Section 856(c)(3) of the Code would cause such Merger Party to fail the requirements of either such Code Section. The management fee otherwise payable by the Interval Fund following the Merger shall be reduced to the extent of the aggregate reduction, if any, in the costs and expenses borne by the Manager by reason of the immediately preceding proviso.

7.2        Indemnification for Prior Acts. The Surviving Entity shall honor, and shall not amend or modify for at least six years after the date of this Agreement, any obligations of any Merger Party, or any of its subsidiaries, to indemnify the Manager or the Independent Representative (together, the “Indemnified Parties”) with respect to matters which occur prior to the Effective Time. The provisions of this Section 7.2 are intended to be for the benefit of, and shall be enforceable by, the Indemnified Parties.

7.3        Press Releases. The Manager shall make all decisions regarding whether to issue, and the substance of, any press releases or other public statements with respect to this Agreement or the Merger.

7.4        Separate Agreements. It is understood and agreed that (i) this Agreement shall constitute a separate agreement in respect of each Non-Surviving Entity’s reorganization into the Interval Fund, as if each Non-Surviving Entity had entered into a separate Agreement with the Interval Fund, and (ii) no Non-Surviving Entity shall be deemed to make any representations or warranties to, or have any obligations or liability with respect to, any other Non-Surviving Entity hereunder. The obligations arising out of this Agreement are several and not joint with respect to each Non-Surviving Entity, and the Merger Parties agree not to proceed against any Non-Surviving Entity for the obligations of another.

7.5        Entire Agreement. This Agreement contains the entire agreement between the Merger Parties relating to the Merger transactions that are the subject of this Agreement, and all prior negotiations, understandings and agreements between the Merger Parties relating to the Merger are superseded by this Agreement. None of the Merger Parties have relied on any representations, warranties, understandings or agreements concerning the Merger transactions that are the subject of this Agreement other than those expressly set forth in this Agreement.

7.6        Benefit of Agreement. This Agreement is for the benefit of the parties to it, their respective successors and any permitted assigns. Except as stated in Section 7.2, this Agreement is not intended to be for the benefit of, or to give any rights to, anybody other than the parties, their respective successors and any permitted assigns.

7.7        Assignments. Neither this Agreement nor any right of any party under it may be assigned.

7.8        Captions. The captions of the articles and sections of this Agreement are for convenience only, and do not affect the meaning or interpretation of this Agreement.

7.9        Notices and Other Communications. Any notice or other communication under this Agreement must be in writing and shall be deemed given when it is delivered in person or sent by facsimile or electronic mail (with proof of receipt at the required facsimile number or email address), on the business day after the day on which it is delivered to a major nationwide overnight delivery service with instructions to make next business day delivery, or on the third business day after the day on which it is mailed by first class mail from within the United States of America, addressed as follows:

If to the Merger Parties and the Manager:

Fundrise Development eREIT, LLC

Fundrise Equity REIT, LLC

Fundrise East Coast Opportunistic REIT, LLC

Fundrise eFund, LLC

Fundrise Growth eREIT II, LLC

Fundrise Growth eREIT III, LLC

Fundrise Midland Opportunistic REIT, LLC

Fundrise West Coast Opportunistic REIT, LLC

Fundrise Real Estate Interval Fund II, LLC

Fundrise Advisors, LLC

Attn: Bjorn Hall

11 Dupont Circle NW, 9th FL,

Washington, District of Columbia 20036

Email: bjorn @ fundrise. com

with a copy to:

Elizabeth J. Reza, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Email: elizabeth .reza @ ropesgray .com

7.10        Governing Law. This Agreement shall be governed by, and construed under, the laws of the State of Delaware, without regard to conflict of laws principles that would apply the laws of any other jurisdiction.

7.11        Amendments. This Agreement may be amended and any provision waived by, but only by, a document in writing signed by both of the Merger Parties.

7.12        Counterparts. This Agreement may be executed in two or more counterparts, some of which may contain facsimile signatures of some of the parties. Each of those counterparts shall be deemed to be an original copy of this Agreement, but all of them together shall constitute one and the same agreement.

(Signatures on following page)

IN WITNESS WHEREOF, each of the Merger Parties and the Manager have executed this Agreement, intending to be legally bound by it, on the day shown on the first page of this Agreement.

NON-SURVIVING ENTITIES

Fundrise Development eREIT, LLC
Fundrise Equity REIT, LLC
Fundrise East Coast Opportunistic REIT, LLC
Fundrise eFund, LLC
Fundrise Growth eREIT II, LLC
Fundrise Growth eREIT III, LLC
Fundrise Midland Opportunistic REIT, LLC
Fundrise West Coast Opportunistic REIT, LLC

By: Fundrise Advisors, LLC, as Manager
of each of the above entities

By:
Name:
Title:

SURVIVING ENTITY

Fundrise Real Estate Interval Fund II, LLC

By:
Name:
Title:

WITH RESPECT TO SECTIONS, 1.2, 1.4, 1.8, 6.1, 7.1 AND 7.3 ONLY:

Fundrise Advisors, LLC

By:
Name:
Title:

Exhibit A

CERTIFICATE OF MERGER

OF

Fundrise Development eREIT, LLC

(a Delaware limited liability company)

AND

Fundrise East Coast Opportunistic REIT, LLC

(a Delaware limited liability company)

AND

Fundrise eFund, LLC

(a Delaware limited liability company)

AND

Fundrise Equity REIT, LLC

(a Delaware limited liability company)

AND

Fundrise Growth eREIT II, LLC

(a Delaware limited liability company)

AND

Fundrise Growth eREIT III, LLC

(a Delaware limited liability company)

AND

Fundrise Midland Opportunistic REIT, LLC

(a Delaware limited liability company)

AND

Fundrise West Coast Opportunistic REIT, LLC

(a Delaware limited liability company)

INTO

Fundrise Real Estate Interval Fund II, LLC

(a Delaware limited liability company)

Dated: ______ __, 2025

The undersigned limited liability company formed and existing under the laws of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: The name and jurisdiction of formation or organization and type of entity of each of the constituent entities which is to merge are as follows:

Name	Jurisdiction of Formation or Organization	Type of Entity

Fundrise Development eREIT, LLC	Delaware	Limited Liability Company
Fundrise East Coast Opportunistic REIT, LLC	Delaware	Limited Liability Company
Fundrise eFund, LLC	Delaware	Limited Liability Company
Fundrise Equity REIT, LLC	Delaware	Limited Liability Company
Fundrise Growth eREIT II, LLC	Delaware	Limited Liability Company
Fundrise Growth eREIT III, LLC	Delaware	Limited Liability Company
Fundrise Midland Opportunistic REIT, LLC	Delaware	Limited Liability Company
Fundrise West Coast Opportunistic REIT, LLC	Delaware	Limited Liability Company
Fundrise Real Estate Interval Fund II, LLC	Delaware	Limited Liability Company

SECOND: An Agreement of Merger and Plan of Reorganization has been approved and executed by (i) Fundrise Development eREIT, LLC, a Delaware limited liability company; Fundrise East Coast Opportunistic REIT, LLC, a Delaware limited liability company; Fundrise eFund, LLC, a Delaware limited liability company; Fundrise Equity REIT, LLC, a Delaware limited liability company; Fundrise Growth eREIT II, LLC, a Delaware limited liability company; Fundrise Growth eREIT III, LLC, a Delaware limited liability company; Fundrise Midland Opportunistic REIT, LLC, a Delaware limited liability company; and Fundrise West Coast Opportunistic REIT, LLC, a Delaware limited liability company (collectively, the “Non-Surviving LLCs”), and (ii) Fundrise Real Estate Interval Fund II, LLC, a Delaware limited liability company (the “Surviving LLC”).

THIRD: The name of the surviving domestic limited liability company is Fundrise Real Estate Interval Fund II, LLC.

FOURTH: The merger of the Non-Surviving LLCs into the Surviving LLC shall be effective on _______, 2025, at 8:00 a.m. Eastern Time.

FIFTH: The executed Agreement of Merger and Plan of Reorganization is on file at a place of business of the Surviving LLC. The address of such place of business of the Surviving LLC is:

11 Dupont Circle NW, 9th FL,

Washington, District of Columbia 20036

SIXTH: A copy of the Agreement of Merger and Plan of Reorganization shall be furnished by the Surviving LLC, on request and without cost, to any member of the Surviving LLC and any member or person holding an interest in the Non-Surviving LLCs.

IN WITNESS WHEREOF, the Surviving LLC has caused this Certificate of Merger to be duly executed as of the date first written above.

Fundrise Real Estate Interval Fund II, LLC

By:
	Name:	Benjamin S. Miller
	Title:	Authorized Person

EXHIBIT B

Investments Held by Each Target Company

As of December 31, 2024.

Investment Type
	Senior Secured Loans	Mezzanine Loans	Real Property and Controlled Subsidiaries (Preferred Equity Interest)	Real Property and Controlled Subsidiaries (Joint Venture Equity Interest)	Real Property Controlled Subsidiaries (Wholly-Owned Investments)	Other Real Estate Related Investments
Fundrise Development eREIT, LLC				X	X
Fundrise Equity REIT, LLC			X	X	X
Fundrise East Coast Opportunistic REIT, LLC				X	X
Fundrise eFund, LLC	X			X	X	X
Fundrise Growth eREIT II, LLC				X	X
Fundrise Growth eREIT III, LLC				X
Fundrise Midland Opportunistic REIT, LLC				X
Fundrise West Coast Opportunistic REIT, LLC			X	X	X

B-1

THE INFORMATION CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES, AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES, IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED OCTOBER 9, 2025

Part B

STATEMENT OF ADDITIONAL INFORMATION

DATED [  ], 2025

to the

Joint Information Statement/Prospectus on Form N-14 Filed by:

Fundrise Real Estate Interval Fund II, LLC (the “Acquiring Fund”)

11 Dupont Circle NW, 9th Floor,

Washington, D.C. 20036

(202) 584-0550

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Joint Information Statement/Prospectus for the Acquiring Fund dated [  ], 2025 (the “Information Statement”) relating specifically to an Agreement of Merger and Plan of Reorganization (the “Merger Agreement”). Copies of the Information Statement may be obtained at no charge by writing to the Acquiring Fund, at 11 Dupont Circle NW, 9th FL, Washington, D.C. 20036, or calling (202) 584-0550. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Information Statement.

General Information

This SAI relates specifically to a proposed merger of the following eight Delaware limited liability companies (each a “Target Company” and together, the “Target Companies”):

Fundrise Development eREIT, LLC;

Fundrise Equity REIT, LLC;

Fundrise East Coast Opportunistic REIT, LLC;

Fundrise eFund, LLC;

Fundrise Growth eREIT II, LLC;

Fundrise Growth eREIT III, LLC;

Fundrise Midland Opportunistic REIT, LLC; and

Fundrise West Coast Opportunistic REIT, LLC.

Each Target Company, other than Fundrise eFund, LLC (the “eFund”) has elected, or intends to elect prior to the Mergers (as defined below), to be taxed as a “real estate investment trust” (REIT) under the Internal Revenue Code of 1986, as amended (the “Code”). The eFund is treated as a partnership for U.S. federal income tax purposes.

Each of the Target Companies will be merged with and into the Acquiring Fund (each a “Merger” and together, the “Mergers”). Pursuant to the operating agreements of the Target Companies, a Merger does not require the approval of shareholders of a Target Company but instead is subject to the approval of the Manager and the Independent Representative, which approvals were given on June 6, 2025 and July 2, 2025, respectively. In addition, the Board of Directors of the Acquiring Fund (the “Board”) approved the Mergers on June 6, 2025.

At the effective time of a Merger, for each respective Target Company, (1) the Target Company will be merged with and into the Acquiring Fund; (2) the assets and liabilities of the Target Company will be merged into the Acquiring Fund; and (3) the total value of the Acquiring Fund shares that shareholders will receive in a Merger will be the same as the total value of the shares of the Target Company that shareholders held immediately prior to the Merger. In calculating the exchange ratio for a Merger for shares of each Target Company and the Acquiring Fund, the net asset value (“NAV”) per share of each Target Company and the Acquiring Fund will be as determined in accordance with the requirements of the 1940 Act, Accounting Standards Codification 820 of the Financial Accounting Standards Board’s Generally Accepted Accounting Principles guidance, and the valuation procedures and the Limited Liability Company Operating Agreements of each of the Target Companies and the Third Amended and Restated Limited Liability Company Agreement of the Acquiring Fund, as applicable (each, an “Operating Agreement”). Immediately following the effective time of a Merger, the Acquiring Fund will distribute Common Shares (as defined in the Acquiring Fund’s Operating Agreement) of the Acquiring Fund to shareholders of the Target Company and shareholders of the Target Company receiving Common Shares of the Acquiring Fund through the distribution shall be admitted as members of the Acquiring Fund according to the terms of the Acquiring Fund’s Operating Agreement.

Each REIT Merger is intended to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Code, and the eFund Merger is intended to qualify as a tax-free incorporation for U.S. federal income tax purposes. As a result, shareholders are generally not expected to realize gain or loss for U.S. federal income tax purposes as a direct result of a Merger, meaning that shareholders generally should not be required to pay any U.S. federal income tax as a direct result of a Merger. No sales charges or redemption fees will be imposed in connection with a Merger.

1

Incorporation of Documents by Reference into the Statement of Additional Information

Further information about the Acquiring Fund is contained in the Acquiring Fund's Statement of Additional Information dated October 9, 2025 (filed via EDGAR on October 9, 2025, Accession No. 0001213900-25-097822), which is incorporated herein by reference. Because the Acquiring Fund was newly created for purposes of the Mergers, the Acquiring Fund has not yet published an annual or semi-annual report to shareholders. The Acquiring Fund will commence operations upon consummation of the Mergers and continue the operations of the Target Companies. The Acquiring Fund shall be the corporate and accounting survivor of the Mergers.

This SAI incorporates by reference the audited financial statements of the Acquiring Fund, as of February 7, 2025 and for the period from January 17, 2025 (inception) through February 7, 2025, and the related report of KPMG LLP dated February 28, 2025, and the unaudited financial statements of the Acquiring Fund as of August 31, 2025 and for the period January 17, 2025 (inception) through August 31, 2025 (filed via EDGAR on October 9, 2025, Accession No. 0001213900-25-097822). This SAI also incorporates by reference the following financial statements that are contained in the annual and semi-annual reports to shareholders of the Target Companies, which have each been filed with the SEC and will be sent to any shareholder requesting this SAI. No other parts of the annual report or semi-annual reports are incorporated herein by reference:

1.	The unaudited financial statements included in the Semi-annual Report to Shareholders of Fundrise Development eREIT, LLC for the period ended June 30, 2025 (filed via EDGAR on September 18, 2025, Accession No. 0001104659-25-091191);
2.	The audited financial statements and related report of the independent auditor included in the Annual Report to Shareholders of Fundrise Development eREIT, LLC for the fiscal year ended December 31, 2024 (filed via EDGAR on April 30, 2025, Accession No. 0001104659-25-042296);
3.	The unaudited financial statements included in the Semi-annual Report to Shareholders of Fundrise Equity REIT, LLC for the period ended June 30, 2025 (filed via EDGAR on September 18, 2025, Accession No. 0001104659-25-091177);
4.	The audited financial statements and related report of the independent auditor included in the Annual Report to Shareholders of Fundrise Equity REIT, LLC for the fiscal year ended December 31, 2024 (filed via EDGAR on April 28, 2025, Accession No. 0001104659-25-039760);
5.	The unaudited financial statements included in the Semi-annual Report to Shareholders of Fundrise East Coast Opportunistic REIT, LLC for the period ended June 30, 2025 (filed via EDGAR on September 18, 2025, Accession No. 0001104659-25-091175);
6.	The audited financial statements and related report of the independent auditor included in the Annual Report to Shareholders of Fundrise East Coast Opportunistic REIT, LLC for the fiscal year ended December 31, 2024 (filed via EDGAR on April 30, 2025, Accession No. 0001104659-25-042399);
7.	The unaudited financial statements included in the Semi-annual Report to Shareholders of Fundrise eFund, LLC for the period ended June 30, 2025 (filed via EDGAR on September 18, 2025, Accession No. 0001104659-25-091176);
8.	The audited financial statements and related report of the independent auditor included in the Annual Report to Shareholders of Fundrise eFund, LLC for the fiscal year ended December 31, 2024 (filed via EDGAR on April 28, 2025, Accession No. 0001104659-25-039764);
9.	The unaudited financial statements included in the Semi-annual Report to Shareholders of Fundrise Growth eREIT II, LLC for the period ended June 30, 2025 (filed via EDGAR on September 18, 2025, Accession No. 0001104659-25-091184);
10.	The audited financial statements and related report of the independent auditor included in the Annual Report to Shareholders of Fundrise Growth eREIT II, LLC for the fiscal year ended December 31, 2024 (filed via EDGAR on April 25, 2025, Accession No. 0001104659-25-039017);
11.	The unaudited financial statements included in the Semi-annual Report to Shareholders of Fundrise Growth eREIT III, LLC for the period ended June 30, 2025 (filed via EDGAR on September 18, 2025, Accession No. 0001104659-25-091188);
12.	The audited financial statements and related report of the independent auditor included in the Annual Report to Shareholders of Fundrise Growth eREIT III, LLC for the fiscal year ended December 31, 2024 (filed via EDGAR on April 25, 2025, Accession No. 0001104659-25-039025);
13.	The unaudited financial statements included in the Semi-annual Report to Shareholders of Fundrise Midland Opportunistic REIT, LLC for the period ended June 30, 2025 (filed via EDGAR on September 18, 2025, Accession No. 0001104659-25-091172);
14.	The audited financial statements and related report of the independent auditor included in the Annual Report to Shareholders of Fundrise Midland Opportunistic REIT, LLC for the fiscal year ended December 31, 2024 (filed via EDGAR on April 25, 2025, Accession No. 0001104659-25-039028);
15.	The unaudited financial statements included in the Semi-annual Report to Shareholders of Fundrise West Coast Opportunistic REIT, LLC for the period ended June 30, 2025 (filed via EDGAR on September 18, 2025, Accession No. 0001104659-25-091171); and
16.	The audited financial statements and related report of the independent auditor included in the Annual Report to Shareholders of Fundrise West Coast Opportunistic REIT, LLC for the fiscal year ended December 31, 2024 (filed via EDGAR on April 24, 2025, Accession No. 0001104659-25-038706).

2

Pro Forma Financial Information

Unaudited Pro Forma Condensed Combined Financial Information

Fundrise Equity REIT, LLC; Fundrise Growth eREIT II, LLC; Fundrise East Coast Opportunistic REIT, LLC; Fundrise Midland Opportunistic REIT, LLC; Fundrise West Coast Opportunistic REIT, LLC; Fundrise Development eREIT, LLC; Fundrise Growth eREIT III, LLC; and Fundrise eFund, LLC (each, a “Target Company” and collectively, the “Target Companies”), intend to merge with and into Fundrise Real Estate Interval Fund II, LLC (the “Acquiring Fund”), and the Acquiring Fund will continue as the surviving entity (each a “Merger” and together the “Mergers”).

At the effective time of a Merger, for each respective Target Company, (1) the Target Company will be merged with and into the Acquiring Fund and the Acquiring Fund will be the surviving entity of the Merger and the separate existence of the Target Company shall terminate; (2) the real and personal property, other assets, rights, privileges, immunities, powers, purposes, franchises, liabilities, and obligations of the Target Company will continue unaffected and unimpaired by the Merger and shall be merged into the Acquiring Fund; and (3) the Acquiring Fund will issue Acquiring Fund Common Shares to the shareholders of the Target Company for each issued and outstanding common share of the Target Company based on the “Exchange Ratio” for each issued and outstanding common share of the Target Company. The “Exchange Ratio” will be the ratio calculated based upon (i) the net asset value (“NAV”) per share, as of the “Valuation Time” (as defined in the Agreement of Merger and Plan of Reorganization), of each Target Company common share as determined in accordance with the Limited Liability Company Operating Agreement (“Operating Agreement”) and valuation procedures of each Target Company divided by (ii) the NAV per share, as of the Valuation Time, of a Acquiring Fund Common Share as determined in accordance with the valuation procedures of the Acquiring Fund. The NAV will be calculated in accordance with the requirements of the Investment Company Act of 1940, as amended (the 1940 Act) and Accounting Standards Codification 820 of the Financial Accounting Standards Board’s Generally Accepted Accounting Principles’ guidance. Immediately following the effective time of a Merger, the Acquiring Fund will distribute Common Shares of the Acquiring Fund to shareholders of the Target Company and shareholders of the Target Company receiving shares of the Acquiring Fund through the distribution shall be admitted as members of the Acquiring Fund according to the terms of the Acquiring Fund’s Operating Agreement. The total value of the Acquiring Fund shares that shareholders will receive in a Merger will be the same as the total value of the shares of the Target Company that shareholders held immediately prior to the Merger.

The Acquiring Fund will be the accounting survivor. As a result, the following unaudited pro forma condensed combined financial statements are based on the Acquiring Fund’s financial statements and the Target Companies’ historical consolidated financial statements as adjusted to give effect to the Acquiring Fund’s acquisition of the Target Companies. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2024 give effect to these transactions as if they had occurred on January 1, 2024. The unaudited pro forma condensed combined statement of assets and liabilities as of December 31, 2024 gives effect to these transactions as if they had occurred on December 31, 2024. We have also included an unaudited pro forma combined schedule of investments of the Target Companies as of December 31, 2024 to accompany the unaudited pro forma statement of assets and liabilities and statements of operations.

The assumptions and estimates underlying the unaudited adjustments to the pro forma condensed combined financial statements are described in the accompanying notes, which should be read together with the pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements should be read together with the Acquiring Fund’s registration statement filed on Form N-2 and Form N-14.

3

Unaudited Pro Forma Schedule of Investments of Target Companies

As of December 31, 2024

(in thousands)

Investment Name	Location	Acquisition Date (*)	Estimated Pro Forma Cost Basis (**)	Estimated Pro Forma Fair Value (***)
Private Real Estate
Equity
Industrial
Fundrise Industrial JV 1, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Jessup, MD	1/1/2024	$19,744	$19,744
Fundrise Industrial JV 2, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Various	1/1/2024	24,858	24,858
Fundrise East Coast TRS, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Williamsport, MD	1/1/2024	247	247
Enclave at Lake Ellenor JV, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Williamsport, MD	1/1/2024	25,149	25,149
FRIND East Coast Portfolio 2, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Springfield, VA	1/1/2024	27,186	27,186
Saltbox Portfolio, LLC ⁽¹⁾⁽²⁾⁽³⁾	Various	1/1/2024	37,445	37,445
Neighborhood Partners 102, LLC ⁽¹⁾⁽²⁾⁽³⁾	Capitol Heights, MD	1/1/2024	4,076	4,076
Total Industrial			$138,705	$138,705
Land
GlenRise 4th Street, LLC ⁽²⁾⁽³⁾	Washington, DC	1/1/2024	$8,450	$8,450
Neighborhood Partners 100, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Hyattsville, MD	1/1/2024	8,914	8,914
NP 81, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Nashville, TN	1/1/2024	4,398	4,398
FR Colfax, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	2,870	2,870
Total Land			$24,632	$24,632
Mixed-Use
CNP 95, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	$2,967	$2,967
NP 115, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Alexandria, VA	1/1/2024	31,503	31,503
CNP 108, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	18,672	18,672
Hampton Station Holdings, LLC ⁽²⁾⁽³⁾⁽⁴⁾	Greenville, SC	1/1/2024	28,423	28,423
CNP 116, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	16,526	16,526
CNP 106, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	4,673	4,673
CNP 109, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	3,015	3,015
NP 111, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Brentwood, MD	1/1/2024	4,222	4,222
Fundrise WC TRS, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	38	38
Fundrise WC Opportunity Fund, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	3,811	3,811
Fundrise WC OZ OP, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	39	39
CNP 87, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	1,726	1,726
CNP 100, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	2,261	2,261
CNP 111, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	3,614	3,614
CNP 120, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	9,315	9,315
Total Mixed-Use			$130,805	$130,805
Multifamily
CNP 107, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	$4,923	$4,923
NP 112, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Brentwood, MD	1/1/2024	7,060	7,060
CNP 113, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	2,210	2,210
Fundrise Insight Two, LLC ⁽¹⁾⁽²⁾⁽³⁾	Arlington, VA	1/1/2024	14,099	14,099
Mezza JV LP ⁽²⁾⁽³⁾	Jacksonville, FL	1/1/2024	15,890	15,890
Alon JV LP ⁽²⁾⁽³⁾	San Antonio, TX	1/1/2024	7,348	7,348
FR-MP Chase JV, LLC ⁽²⁾⁽³⁾	Sterling, VA	1/1/2024	27,890	27,890
FR-MP Trellis JV, LLC ⁽²⁾⁽³⁾⁽⁴⁾	Marietta, GA	1/1/2024	14,770	14,770
FR-McDowell Quail JV, LLC ⁽²⁾⁽³⁾⁽⁴⁾	Charlotte, NC	1/1/2024	15,360	15,360
FR-PC Lexington JV LLC ⁽²⁾⁽³⁾⁽⁴⁾	Lithonia, GA	1/1/2024	17,541	17,541
Fundrise Peak I, LLC ⁽²⁾⁽³⁾	Richland, WA	1/1/2024	15,930	15,930
Fundrise Insight One, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Jacksonville, FL	1/1/2024	28,657	28,657
Fundrise Equity REIT TRS, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Various	1/1/2024	448	448
Aspect Promenade JV LP ⁽²⁾⁽³⁾	Raleigh, NC	1/1/2024	16,560	16,560
The Hamilton JV LP ⁽²⁾⁽³⁾	Hendersonville, TN	1/1/2024	5,870	5,870
FR-PC Parkland JV, LLC ⁽²⁾⁽³⁾⁽⁴⁾	Jacksonville, FL	1/1/2024	14,891	14,891
FR-MP The Palmer JV, LLC ⁽²⁾⁽³⁾⁽⁴⁾	Woodstock, GA	1/1/2024	36,941	36,941
Runaway Lakes Land Partners LLC ⁽²⁾⁽³⁾	Various	1/1/2024	23,350	23,350
SW4 JV LP ⁽²⁾⁽³⁾	Dallas-Fort Worth MSA	1/1/2024	36,780	36,780
CWP Forest Cove JV LLC ⁽²⁾⁽³⁾	Denver, CO	1/1/2024	13,960	13,960
FR-ICG EVO Parent LLC ⁽²⁾⁽³⁾	Las Vegas, NV	1/1/2024	52,520	52,520
CNP 104, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	3,629	3,629
Total Multifamily			$376,627	$376,627

4

Unaudited Pro Forma Schedule of Investments of Target Companies (continued)

As of December 31, 2024

(in thousands)

Investment Name	Location	Acquisition Date (*)	Estimated Pro Forma Cost Basis (**)	Estimated Pro Forma Fair Value (***)
Single Family
Fundrise SFR Dev JV 1, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Denton, TX	1/1/2024	$18,075	$18,075
RRE F1, LLC ⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	3,362	3,362
CNP GP, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	1	1
Neighborhood Partners Stradella Court LP ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	1,101	1,101
Neighborhood Partners 14, LLC ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Washington, DC	1/1/2024	1,624	1,624
CNP 61, LP ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	951	951
CNP 117, LP ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	946	946
CNP 71, LP ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	1,022	1,022
CNP 39, LP ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	615	615
Neighborhood Partners 25, LP ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	688	688
Neighborhood Partners 11, LP ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	744	744
Neighborhood Partners 3, LP ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	656	656
CNP 51, LP ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	575	575
CNP 62, LP ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	584	584
CNP 97, LP ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	1,111	1,111
CNP 64, LP ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	1,201	1,201
CNP 103, LP ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	1,309	1,309
CNP 124, LP ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	2,481	2,481
CNP 59, LP ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	1,071	1,071
CNP 66, LP ⁽¹⁾⁽²⁾⁽³⁾⁽⁴⁾	Los Angeles, CA	1/1/2024	2,030	2,030
Home Rent 3, LLC ⁽¹⁾⁽²⁾⁽³⁾	Conroe, TX	1/1/2024	21,093	21,093
Total Single Family			$61,240	$61,240
Total Equity			$732,009	$732,009

Preferred Equity
Multifamily
Fort Myers Reef Holdings, LLC, 10.90%, (6.83% Cash + 4.07% PIK) 09/01/2028 ⁽¹⁾⁽²⁾⁽³⁾⁽⁵⁾	Fort Myers, FL	1/1/2024	$9,549	$9,549
Lyon - Integral Anaheim Owner, LLC, 9.90%, 01/01/2030 ⁽²⁾⁽³⁾	Anaheim, CA	1/1/2024	2,434	2,434
Total Multifamily			$11,983	$11,983
Total Preferred Equity			$11,983	$11,983

Senior Debt
Single Family
Stanley Hills, LLC, 6.00%, 09/23/2025 ⁽²⁾⁽³⁾	Los Angeles, CA	1/1/2024	$2,475	$2,475
Garth Property Ventures, LLC, 9.00%, 03/15/2025 ⁽²⁾⁽³⁾	Los Angeles, CA	1/1/2024	2,100	2,100
Total Single Family			$4,575	$4,575
Total Senior Debt			$4,575	$4,575

Preferred Stock
FR-SB 1, LLC ⁽²⁾⁽³⁾⁽⁴⁾	N/A		$1,486	$1,486
Total Preferred Stock			$1,486	$1,486

Warrants
FR-SB Warrants, LLC ⁽²⁾⁽³⁾⁽⁴⁾	N/A		$27	$27
Total Warrants			$27	$27
Total Private Real Estate			$750,080	$750,080

Short-Term Investments
Allspring Government Money Market Fund, Select Class, 4.52% ⁽⁶⁾	N/A		$22,329	$22,329
Total Short-Term Investments			$22,329	$22,329
Total investments, at value			$772,409	$772,409

LLC	Limited Liability Company

LP	Limited Partnership

5

PIK	Payment in Kind

*	The acquisition date of January 1, 2024 reflects the hypothetical merger date. This date is used solely for purposes of presenting the pro forma financial information and may differ from the actual closing date of the transaction.

**	Cost equals the estimated fair value as of December 31, 2024 as the Acquiring Fund has elected to establish the fair value of each Target Company’s assets as of the merger date as the new cost basis for such assets in accordance with applicable financial reporting standards and guidance for investment companies.

***	The Target Companies report under US GAAP but do not report their real estate assets at fair value. Accordingly, net asset value estimates as of December 31, 2024 have been used to approximate fair value of the underlying real estate assets. The Acquiring Fund intends to use an independent evaluator in calculating the fair value of the Target Companies’ net assets in connection with the merger.

(1)	Investment in an affiliate.

(2)	Investments classified as Level 3 within the three-tier fair value hierarchy.

(3)	Restricted security. The aggregate value of restricted securities at December 31, 2024 is approximately $750,080 (amount in thousands).

(4)	Non-income producing investment.

(5)	The investment accrues interest at a stated rate, comprised of a cash portion and a PIK portion. The rate applicable to the PIK interest component is disclosed separately.

(6)	Rate disclosed is representative of the seven-day effective yield as of December 31, 2024.

6

Unaudited Pro Forma Condensed Combined Statement of Assets and Liabilities

As of December 31, 2024

(in thousands, except share and per share information)

	Fundrise Development eREIT, LLC	Fundrise Equity REIT, LLC	Fundrise East Coast Opportunistic REIT, LLC	Fundrise eFund, LLC	Fundrise Growth eREIT II, LLC	Fundrise Growth eREIT III, LLC	Fundrise Midland Opportunistic REIT, LLC	Fundrise West Coast Opportunistic REIT, LLC	Pro Forma Adjustments	Notes	Pro forma Combined
Assets
Investments in real estate properties, net	$99,682	$100,188	$130,380	$47,840	$15,992	$-	$82,726	$23,484	$(500,292)	(a), (c)	$-
Investments in equity method investees	62,558	92,722	56,618	3,014	45,940	10,841	8,858	24,389	(304,940)	(a), (b), (c)	-
Investments in real estate debt	-	9,530	-	4,575	-	-	-	2,468	(16,573)	(a), (c)	-
Equity securities	-	-	-	1,486	-	-	-	-	(1,486)	(c)	-
Derivative financial instruments	351	273	1	27	-	-	-	-	(652)	(c), (d)	-
Investments in unaffiliated entities, at fair value (Cost $386,687)									386,687	(a), (c)	386,687
Investments in non-controlled affiliated entities, at fair value (Cost $86,325)									86,325	(a), (c)	86,325
Investments in majority owned subsidiaries, at fair value (Cost $299,397)									299,397	(a), (c)	299,397
Cash and cash equivalents	3,063	5,270	5,578	7,320	4,146	7,625	1,988	14,446	(47,936)	(b), (c), (d)	1,500
Restricted cash	1,463	3,804	13,408		-		203		(18,878)	(d)	-
Interest receivable	-	-	-	-	-	-	-	21	(21)	(c)	-
Intangible assets, net	921	409	-	-	-	-	-	-	(1,330)	(d)	-
Due from related party	-	-	15	-	-	-	-	9,501	(9,516)	(b), (d)	-
Other assets, net	802	491	1,646	2,773	169	5	445	426	(6,425)	(c), (d)	332
Total Assets	$168,840	$212,687	$207,646	$67,035	$66,247	$18,471	$94,220	$74,735	$(135,640)		$774,241

Liabilities
Accounts payable and accrued expenses	$515	$2,015	$749	$335	$251	$137	$546	$175	$(3,329)	(d)	$1,394
Settling subscriptions	-	-	15	-	18	24	4	-	-		61
Redemptions payable	5,037	8,086	4,808	777	5,225	1,825	3,372	2,930	-		32,060
Distributions payable	64	8,806	36	-	53	25	57	504	-		9,545
Mortgage payable, net	34,604	59,597	-	-	-	-	70,473	1,832	(166,506)	(a)	-
Credit Facility	-	-	95,000	-	-	-	-	-	(95,000)	(a)	-
Management fees and other related party fees payable	219	472	301	177	264	107	160	159	(70)	(d)	1,789
Intangible lease liabilities, net	1,716	-	-	17	-	-	-	77	(1,810)	(d)	-
Rental security deposits and other liabilities	476	371	178	133	8	-	206	36	(1,408)	(d)	-
Notes payable - related party	43,307	-	54,309	-	-	-	-	-	(97,616)	(b)	-
Total Liabilities	$85,938	$79,347	$155,396	$1,439	$5,819	$2,118	$74,818	$5,713	$(365,739)		$44,849

Net Assets	$82,902	$133,340	$52,250	$65,596	$60,428	$16,353	$19,402	$69,022	$230,099		$729,392

Components of Net Assets
Paid in Capital	$100,872	$131,003	$85,982	$63,950	$87,586	$21,912	$52,937	$65,576	$119,574	(a), (e)	$729,392
Distributable earnings (accumulated loss)	(17,970)	2,337	(33,732)	1,646	(27,158)	(5,559)	(35,940)	3,446	112,930	(e)	-
Non-controlling interest	-	-	-	-	-	-	2,405	-	(2,405)	(d)	-
Total Net Assets	$82,902	$133,340	$52,250	$65,596	$60,428	$16,353	$19,402	$69,022	$230,099		$729,392

Share outstanding	9,550,145	11,900,001	8,463,586	6,066,003	8,436,126	2,911,085	5,808,865	6,611,149	13,192,269	(e)	72,939,229
NAV per share*	$8.95	$16.23	$10.93	$11.63	$13.09	$15.85	$11.77	$9.84			$10.00

*	The NAV per share is calculated quarterly or on a semi-annual basis, as applicable, for each Target Company in accordance with the requirements of the Operating Agreements and valuation procedures of each of the Target Companies.

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Information

7

Unaudited Pro Forma Condensed Combined Statements of Operations

Year Ended December 31, 2024

(in thousands, except per share information)

	Fundrise Development eREIT, LLC	Fundrise Equity REIT, LLC	Fundrise East Coast Opportunistic REIT, LLC	Fundrise eFund, LLC	Fundrise Growth eREIT II, LLC	Fundrise Growth eREIT III, LLC	Fundrise Midland Opportunistic REIT, LLC	Fundrise West Coast Opportunistic REIT, LLC	Pro Forma Adjustments	Notes	Pro forma Combined
Investment Income
Rental income	$5,162	$8,698	$1,714	$2,867	$637	$-	$8,083	$450	$(27,611)	(d)	$-
Interest income	-	1,023	-	181	-	-	-	362	(1,566)	(c)	-
Interest income from non-controlled affiliated investments									486	(c)	486
Interest income from unaffiliated investments									557	(c)	557
Interest income - PIK from non-controlled affiliated investments									548	(c)	548
Dividend income	110	142	182	185	58	83	274	126	(1,160)	(c)	-
Dividend income from majority-owned subsidiaries									1,633	(c),(f)	1,633
Dividend income from non-controlled affiliated investments									85	(c),(f)	85
Dividend income from unaffiliated investments									13,808	(c),(f)	13,808
Other income	726	1,019	327	140	65	-	881	18	(3,176)	(c),(d)	-
Total Investment Income	$5,998	$10,882	$2,223	$3,373	$760	$83	$9,238	$956	$(16,396)		$17,117

Expenses
Depreciation and amortization	$2,406	$2,387	$3,300	$1,290	$577	$-	$5,187	$381	$(15,528)	(d)	$-
Investment management and other fees - related party	1,019	1,903	1,804	688	1,102	424	655	645	(8,240)	(c), (d)	-
Management fees									7,286	(c)	7,286
Professional fees									621	(g), (h)	621
Financial printing fees									54	(g)	54
Transfer agent fees									274	(g), (h)	274
Directors’ fees									113	(h)	113
Custody fees									292	(g), (h)	292
Insurance									117	(g), (h)	117
Registration fees									71	(g)	71
Miscellaneous expenses									1,327	(g), (h)	1,327
Property operating and maintenance expenses	3,036	4,861	1,356	1,375	679	-	3,383	506	(15,196)	(d)	-
General and administrative expenses	535	659	489	689	558	356	383	466	(4,135)	(d), (g)	-
Total expenses	$6,996	$9,810	$6,949	$4,042	$2,916	$780	$9,608	$1,998	$(32,944)		$10,155

Other income (expense)
Equity in earnings (losses)	$1,148	$(506)	$(2,668)	$(670)	$(3,333)	$5,855	$1,079	$363	$(1,268)	(f), (i), (j)	$-
Interest expense, net	(1,202)	(3,804)	(7,189)	-	-	-	(3,137)	(92)	15,424	(d)	-
Interest expense - related party	(2,777)	(340)	(2,602)	-	(299)	(34)	-	-	6,052	(j)	-
Interest income - related party	-	-	-	-	-	-	-	2,016	(2,016)	(j)	-
Impairment loss	(606)	-	-	-	(532)	-	-	-	1,138	(i)	-
Total other (expense) income	$(3,437)	$(4,650)	$(12,459)	$(670)	$(4,164)	$5,821	$(2,058)	$2,287	$19,330		$-

Net Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss)	$(2,625)	$15,206	$-	$2,831	$(2,013)	$-	$-	$1,280	$(14,679)	(c), (i)	$-
Net realized gain (loss) from majority-owned subsidiaries									260	(c), (i)	260
Net realized gain (loss) from unaffiliated investments									(154)	(c), (i)	(154)
Net change in unrealized appreciation/(depreciation)	(1,393)	(682)	(1,021)	(2)	-	-	-	-	3,098	(c), (i)	-
Net change in unrealized appreciation/(depreciation) from majority-owned subsidiaries									(8,077)	(c), (i)	(8,077)
Net change in unrealized appreciation/(depreciation) from non-controlled affiliated investments									14	(c), (i)	14
Net change in unrealized appreciation/(depreciation) from unaffiliated investments									7,829	(c), (i)	7,829
Total Realized and Unrealized Gain (Loss) from Investments	$(4,018)	$14,524	$(1,021)	$2,829	$(2,013)	$-	$-	$1,280	$(11,709)		$(128)

Less: Non-controlling interest	-	-	-	-	-	-	(523)	-	523	(d)	-

Net Increase (Decrease) in Net Assets Resulting from Operations	$(8,453)	$10,946	$(18,206)	$1,490	$(8,333)	$5,124	$(1,905)	$2,525	$23,646		$6,834

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Information

8

Notes to Unaudited Pro Forma Condensed Combined Financial Information

(Amounts in thousands)

1. Basis of Presentation

The historical financial statements have been adjusted in the pro forma condensed combined financial statements to give effect for (i) transaction accounting adjustments (ii) autonomous entity adjustments and (iii) management’s adjustments, as required and reflecting the Acquiring Fund as the accounting survivor.

The acquisition was accounted for under the asset acquisition method of accounting in accordance with ASC Topic 805, Business Combinations. As the acquirer for accounting purposes, the Acquiring Fund has preliminarily estimated the relative fair value of the acquirees’ assets acquired, and liabilities assumed and conformed the accounting policies of the acquirees.

The pro forma condensed combined financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition occurred on the date indicated. They also do not reflect any costs related to the merger transaction as the Manager will bear all costs associated with the Mergers on behalf of the Target Companies and the Acquiring Fund, which are estimated to be $1,150,000. They also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

2. Pro Forma Adjustments

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change. Each REIT Merger is intended to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Code, and the eFund Merger is intended to qualify as a tax-free incorporation for U.S. federal income tax purposes. As a result, shareholders are generally not expected to realize gain or loss for U.S. federal income tax purposes in connection with the Mergers, meaning that shareholders should not be required to pay any federal income tax in connection with the Mergers, and, as such, there are no required tax related adjustments included in the pro forma condensed combined financial statements. The following adjustments (stated in thousands and as a basis point impact on the adjusted combined Net Assets as of the respective period end date) have been reflected in the unaudited pro forma condensed combined financial information:

(a)	Represents a net adjustment of approximately $189,781 (2,602 basis points) made to the aggregate carrying value of investments to adjust the basis to fair value (an increase of $256,055 (3,511 basis points), calculated as the delta between historic carrying value and estimated fair value), and to reflect the dissolution of the Target Companies’ investment in National Lending, LLC (“National Lending”) (a decrease of -$66,274 (-909 basis points) to Investments in equity method investees and a corresponding increase to Cash and cash equivalents). The Acquiring Fund has estimated the fair value of the investments as of December 31, 2024. The Acquiring Fund intends to use an Independent Evaluator in calculating the fair value of the Target Companies assets at the effective time of the Mergers. Therefore, actual results may vary from the estimates herein.

(b)	National Lending is an affiliated entity that was formed to provide liquidity to the Target Companies and other affiliated eREITs (each, an “eREIT”). Each eREIT contributes 5% of its assets under management in exchange for an ownership interest and the ability to participate in short-term bridge financing through promissory notes from National Lending. National Lending may also obtain promissory notes from any affiliated eREIT in order to secure its own short-term bridge financing. At the time of the Mergers, the Target Companies will be the only equity holders of, the only borrowers from and the only lenders to National Lending. Accordingly, all debt and equity interests associated with National Lending will be extinguished in connection with the Mergers through the applicable Exchange Ratio of each Target Company, and National Lending will be liquidated and cease to exist. This liquidation adjustment reduces Investments in equity method investees by -$66,274 (-909 basis points). In addition, related-party promissory notes will also be settled in connection with the Mergers, reducing Due from related party and Notes payable - related party by a net amount of $88,115 (1,208 basis points). These adjustments, altogether, result in a net cash outflow of -$21,841, which is reflected as a decrease in Cash and cash equivalents.

9

(c)	Represents adjustments to reclassify certain historical financial statement groupings and presentations of the Target Companies to align with standard registered investment company groupings and presentations.

(d)	Represents adjustments to deconsolidate investment-level net assets and operations that were historically consolidated by the Target Companies, as the Acquiring Fund will not consolidate its investments in wholly-owned entities and will instead carry them at fair value in accordance with accounting and reporting guidance under Regulation S-X and ASC 946.

(e)	Reflects the exchange of shareholders’ equity in each of the Target Companies (consisting of Paid in Capital of $609,818, Accumulated deficit of -$112,930 and Non-controlling interest of $2,405) for equity in the Acquiring Fund (consisting of $499,293 Paid in Capital prior to other pro forma adjustments and $729,392 Paid in Capital subsequent to adjustments). The increase of 13,192,269 in number of shares represents the additional shares to be issued in connection with the Mergers to reflect the exchange of shares at each respective Target Companies’ NAV per share (ranging from $8.95 to $16.23) to the Acquiring Fund NAV per share of $10.00.

(f)	The Target Companies recorded distributions received from Investments in equity method investees as a reduction to the carrying value or as a gain on investment if the distribution received was in excess of the investment’s basis and distributions received from wholly-owned entities were eliminated in consolidation, whereas the Acquiring Fund records distributions from underlying investments as dividend income on the ex-dividend date to the extent that these amounts are estimated to be paid from the underlying economic earnings generated by the investment. This adjustment reflects an increase of $14,234 (195 basis points) for the period January 1, 2024 through December 31, 2024 to Dividend Income to reflect the distributions from equity method investments and wholly-owned entities that were estimated to have been paid from economic earnings.

(g)	Represents adjustments to disaggregate the Target Companies’ General and administrative expenses into the captions required by Regulation S-X and ASC 946. See below for a summary of adjustments made to the historical expenses retained by the Acquiring Fund subsequent to the merger. Deconsolidated investment-level expenses are not included in the below table.

For the period January 1, 2024 through December 31, 2024:

	Amount (thousands)	Basis Point Impact
Professional fees	$1,814	25
Financial printing fees	54	1
Transfer agent fees	440	6
Custody and bank fees	129	2
Insurance	84	1
Registration fees	71	1
Other miscellaneous expenses	1,316	18
General and administrative expenses	(3,908)	(54)
Net Impact	$-	-

10

(h)	Reflects adjustments to recognize synergies and dis-synergies associated with the Mergers. The Target Companies are offered pursuant to Regulation A under the 1933 Act, while the Acquiring Fund is a registered investment company and subject to the requirements of the 1940 Act, which creates additional expenses not included in the Target Companies’ historical expenses, which include Directors’ fees, Custody fees, Insurance, and Other miscellaneous administrative costs. While we note these dis-synergies are created due to the regulatory environment, we also considered synergies created from operating as eight individual entities to operating as a single entity, and these synergies impact Professional fees, Transfer agent fees, and Other miscellaneous fees. See below for a breakout of the impact of these synergies and dis-synergies:

For the period January 1, 2024 through December 31, 2024:

	Historical	(Synergies) / Dis-synergies	Note	Pro forma	Basis Point Impact
Management fees	$7,286	-		$7,286	-
Professional fees	1,814	(1,193)	h-1	621	(16)
Financial printing fees	54	-		54	-
Transfer agent fees	440	(166)	h-2	274	(2)
Directors’ fees	-	113	h-3	113	2
Custody and bank fees	129	163	h-4	292	2
Insurance	84	33	h-5	117	-
Registration fees	71	-		71	-
Other miscellaneous expenses	1,316	11	h-6	1,327	-
Total	$11,194	(1,039)		$10,155	(14)

(h-1) This synergy reflects the savings associated with reducing the number of audits from eight to one, as well as reducing REIT compliance monitoring from eight entities to one. The resulting pro forma audit and tax fee estimates, included within Professional fees, are based on the fees of another registered investment company in the complex with the same structure and similar asset composition.

(h-2) This synergy reflects savings associated with consolidating all shareholder accounts to a single entity, within a tiered cost structure. The resulting pro forma Transfer agent fees are based on the aggregate number of shareholder accounts within the Target Companies at the end of the respective reporting period and the fees contractually agreed upon at the fund complex level.

(h-3) This dis-synergy is based on the costs associated with the required governance structure of the Acquiring Fund for the fees paid to the Board of Directors. The resulting pro forma Directors’ fees are based on another registered investment company in the complex with the same structure and similar asset composition.

11

(h-4) This dis-synergy relates to the regulatory environment of the Acquiring Fund, which requires cash and assets to be held with a custodian. The resulting pro forma Custody and bank fees includes all historical costs plus an additional custodian fee estimated based on historical cash and asset balances and the contractual fee structure in place with another registered investment company in the complex with the same structure and similar asset composition.

(h-5) This dis-synergy relates to additional insurance costs associated with the fidelity bond and directors and officers/errors and omissions liability insurance that will be carried by the Acquiring Fund. The pro forma Insurance balance is estimated based on existing premiums paid by another registered investment company in the complex with the same structure and similar asset composition.

(h-6) This net dis-synergy reflects offsetting adjustments. Synergies are expected through the elimination of miscellaneous business consulting expenses and fees previously paid to third-party vendors, including an independent representative. However, these are offset by an expected dis-synergy due to the anticipated engagement of a third-party fund administrator, resulting in additional fund administration service costs.

(i)	Represents adjustments associated with the change in the carrying value of investments to reflect estimated fair value, rather than historical cost. These adjustments reflect the implications of fair value measurement including: an adjustment of $796 (11 basis points) to Equity in earnings (losses) to remove the impact of equity in earnings (losses) adjustments for our equity method investments with third parties (the adjustments specific to our investments and activity with National Lending, is noted in tickmark (j) below), an adjustment of approximately -$2,064 (-28 basis points) to Equity in earnings (losses) to reclassify distributions received from equity method investments that were recorded as Gain to Dividend Income, an adjustment of $1,138 (16 basis points) to Impairment losses to remove the impact of impairment, a net adjustment of -$14,573 (-200 basis points) to Net realized gain (loss) to adjust the gain (loss) on sales during the period, considering investment fair value instead of historical cost, and a net adjustment of $2,864 (39 basis points) to Net change in unrealized appreciation/(depreciation) to reflect the change in fair value of all investments during the period.

(j)	As National Lending is being liquidated in connection with the Mergers, the historical investments will also be liquidated and the related party notes receivable and payable are anticipated to be settled in connection with the Mergers. As a result of the liquidation of National Lending, adjustments represent -$3,970 (-54 basis points) to remove earnings on the Target Companies’ equity method investments in National Lending, $6,052 (83 basis points) to decrease Interest expense - related party to remove interest expense on related party notes through National Lending, and -$2,016 (-28 basis points) to decrease Interest income - related party to remove interest income on related party notes to National Lending.

12

PART C. OTHER INFORMATION

Item 15.	Indemnification.

Reference is made to Section 6.5 of Article VI of the Registrant’s Third Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”) and to Paragraph 8 of the Registrant’s Investment Management Agreement (the “Investment Management Agreement”). The Registrant hereby undertakes that it will apply the indemnification provisions of the LLC Agreement and the Investment Management Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

The directors and officers of the Registrant and the Registrant are insured under a directors and officers/errors and omissions liability insurance policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to the directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, manager, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, manager, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits.

(1)	Certificate of Formation.[1]

(2)	(a) Limited Liability Company Agreement.[1]
(b) Amended and Restated Limited Liability Company Agreement. [2]
(c) Second Amended and Restated Limited Liability Company Agreement.[3]
(d) Third Amended and Restated Limited Liability Company Agreement.[4]

(3)	Voting Trust Agreements – None.

(4)	Form of Agreement of Merger and Plan of Reorganization.[7]

(5)	Reference is made to the Registrant’s Third Amended and Restated Limited Liability Company Agreement in Item 16(2)(d).

(6)	Investment Management Agreement between the Registrant and Fundrise Advisors, LLC. [2]

(7)	Distribution Contracts – None.

(8)	Bonus or Profit-Sharing Contracts – None.

(9)	Custody Agreement between Registrant and The Bank of New York Mellon.[4]

(10)	Rule 12b-1 and Rule 18f-3 Plans – None.

(11)	Opinion and Consent of Counsel.[5]

(12)	Tax Opinion.[8]

(13)	(a) Dividend Reinvestment Plan.[1]
(b) Transfer Agency Agreement with Computershare, Inc. and Computershare Trust Company, N.A.[4]
(c) License Agreement Between the Registrant and Rise Companies Corp.[2]
(d) Initial Capital Agreement.[2]

(14)	(a) Consent of the Registrant’s Independent Registered Public Accounting Firm.[6]
(b) Consent of the Target Companies’ Independent Auditor.[6]

(15)	Omitted Financial Statements – None.

(16)	Powers of Attorney.[2]

(17)	Code of Ethics of the Registrant and Fundrise Advisors, LLC.[1]

(18)	Filing Fee Tables – None.

[1]	Filed with the Registrant’s Initial Registration Statement on Form N-2 on January 23, 2025, and incorporated by reference herein.
[2]	Filed with Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 on March 27, 2025, and incorporated by reference herein.
[3]	Filed with the Registrant’s Registration Statement on Form N-14 on May 1, 2025, and incorporated by reference herein.
[4]	Filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 on July 11, 2025, and incorporated by reference herein.
[5]	Filed with Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-14 on July 16, 2025, and incorporated by reference herein.
[6]	Filed herewith.
[7]	Filed herewith as Exhibit A to the Joint Information Statement/Prospectus.
[8]	To be filed by amendment.

Item 17. Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act, this registration statement has been signed on behalf of the Registrant, in the City of Washington, District of Columbia, on the 9th day of October, 2025.

Fundrise Real Estate Interval Fund II, LLC

By:	/s/ Benjamin S. Miller
Benjamin S. Miller
President and Principal Executive Officer

As required by the Securities Act this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURES	TITLE	DATE

/s/ Benjamin S. Miller	Director, President and Principal	October 9, 2025
Benjamin S. Miller	Executive Officer

/s/ Alison Staloch*	Treasurer and Principal	October 9, 2025
Alison Staloch	Financial/Accounting Officer

/s/ Glenn R. Osaka*	Director	October 9, 2025
Glenn R. Osaka

/s/ Jeffrey R. Deitrich*	Director	October 9, 2025
Jeffrey R. Deitrich

/s/ Gayle P. Starr*	Director	October 9, 2025
Gayle P. Starr

/s/ Mark D. Monte*	Director	October 9, 2025
Mark D. Monte

* By	/s/ Bjorn J. Hall
Bjorn J. Hall, Attorney-in-Fact
(Pursuant to Powers of Attorney)

EXHIBIT INDEX

Exhibit Number	Exhibit Name
14(a)	Consent of the Registrant’s Independent Registered Public Accounting Firm
14(b)	Consent of the Target Companies’ Independent Auditor

C-4